UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

☒	Filed by the Registrant	☐	Filed by a Party other than the Registrant

CHECK THE APPROPRIATE BOX:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12
Linde plc
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

☒	No fee required.

☐	Fee paid previously with preliminary materials:

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

A Company for All Seasons

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A Message from Our Chairman

Dear fellow shareholders,

On behalf of Linde’s entire Board of Directors, I am pleased to invite you to the 2024 Annual General Meeting of Shareholders of Linde plc (“Linde” or the “Company”) in Edinburgh, Scotland.

Continuing Board Refreshment and Focus on Diversity

On April 29, 2024, Martin Richenhagen retired from the Board in accordance with the Board’s Director Retirement Policy. I want to thank Martin for his outstanding contributions that date back to his service on the Praxair Board since 2015, as well as his leadership of Linde’s Audit Committee as Chair since 2022.

In February 2024, Paula Reynolds joined Linde’s Board of Directors. Paula’s substantial senior executive and public company board experience makes her a valuable addition to Linde’s Board. Ms. Reynolds’ election to the Board is part of the comprehensive and ongoing director recruitment process that began in 2020, to plan for anticipated retirements and to ensure the Board maintains an appropriate mix of longer tenured and new directors.

The Board, through the Nomination and Governance Committee (“Governance Committee”), is continuing the search for new directors in anticipation of future director retirements. Director recruitment criteria include the Board’s commitment to enhancing the existing diversity of the Board, and in particular gender diversity. The Governance Committee set a goal to steadily increase the female composition of the Board to at least 30% by the end of 2024. With Ms. Reynolds’ election to the Board, the Governance Committee has achieved this minimum goal ahead of schedule. From a broad gender, racial and ethnic diversity perspective, the Board is now 50% diverse. Equally as important, the diverse backgrounds, experiences and perspectives of our directors contribute to a strong and well-functioning Board.

Nasdaq Stock Market Listing

In 2023, the Board approved the new listing of Linde’s ordinary shares on the Nasdaq Stock Market (“Nasdaq”), replacing the prior listing of the ordinary shares on the New York Stock Exchange. The Board believes that the Nasdaq listing will enhance shareholder value by, among other things, having Linde’s ordinary shares included in the Nasdaq 100 stock index which occurred on March 18, 2024.

Board Oversight of Environmental, Social and Governance Matters

The Board and its committees are actively involved in providing oversight and counsel to management regarding Environmental, Social and Governance (“ESG”) matters as discussed in the “Environmental, Social and Governance Highlights” section of the proxy statement. During 2023, the Sustainability Committee continued its oversight of environmental sustainability, including climate change and Linde’s greenhouse gas (“GHG”) emissions reduction goals. The Sustainability Committee regularly reviews Linde’s decarbonization strategy, including the pipeline of clean energy projects and other initiatives.

In addition, the Human Capital Committee oversees the annual variable compensation program for executive officers and other eligible employees. This program includes both financial goals and a non-financial component weighted 25% of the total payout opportunity. Since 2022, the non-financial component includes an absolute GHG emissions reduction goal, which the Company exceeded in 2023. When the GHG metric is combined with the remaining ESG elements in the non-financial component, the result is a 20% weighting of the total payout opportunity for ESG-related measures. The GHG emissions reduction goal directly aligns our environmental goals with our compensation structure (see the discussion in the “Compensation Discussion and Analysis” section of the accompanying proxy statement).

Other Key Board Actions

The Board and its committees undertook other key actions during the past year:

•	Exercised oversight of the Company’s capital allocation strategy, with a focus on investment for future growth and appropriate shareholder distribution levels. This included a 9% increase in the 2023 dividend, a new $15 billion share repurchase program, and approval of large capital projects, including those for low carbon (blue) hydrogen production, that will provide future revenue streams.

•	Conducted the annual enterprise risk assessment and multiple strategic business reviews throughout the year.

•	Undertook talent and diversity reviews and senior management succession planning.

The Board thanks you for your continuing support and confidence in Linde.

Regards,

Stephen F. Angel

Notice of 2024 Annual General Meeting of Shareholders

Dear Shareholder:

The Annual General Meeting (“AGM”) of Shareholders of Linde plc (“Linde” or the “Company”) will be held at 1:00 PM United Kingdom time (8:00 AM Eastern Daylight Time in the U.S.) on Tuesday, July 30, 2024, at The Balmoral, 1 Princes Street, Edinburgh, Scotland, EH2 2EQ, United Kingdom for the following purposes:

1.	By separate resolutions, to appoint the ten director nominees described in the proxy statement.

2.

To (a) ratify, on an advisory and non-binding basis, the appointment of PricewaterhouseCoopers (“PwC”) as independent auditor of the Company and (b) to authorize, in a binding vote, the Board, acting through the Audit Committee, to determine PwC’s remuneration.

3.	To approve, on an advisory and non-binding basis, the compensation of the Company’s named executive officers, as required under U.S. Securities and Exchange Commission rules.

4.	To determine the price range at which the Company can re-allot shares that it acquires as treasury shares under Irish law.

5.	To conduct such other business as may properly come before the meeting.

This Proxy Statement and a form of proxy are being distributed to shareholders on or about April 29, 2024. Only holders of record of Linde ordinary shares at the close of business on April 26, 2024, will be entitled to receive notice of, and to attend and vote at, the meeting or any adjournment or postponement thereof.

It is important that your shares be represented and voted at the meeting. Any shareholder entitled to attend, speak, ask questions and vote at the meeting, may exercise his or her right to vote by appointing a proxy or proxies to attend and vote on his or her behalf. A shareholder may appoint the persons named in the proxy card provided or another person, who need not be a shareholder of the Company, as a proxy, by electronic means or in writing, to vote some or all of their shares. Appointment of a proxy does not preclude members from attending, speaking and asking questions at the meeting should they subsequently wish to do so. Please note that proxies may be required to provide identification to attend the meeting.

Whether or not you expect to attend the AGM in person, please promptly provide your proxy either online or by telephone, as further explained in the accompanying proxy statement, or by filling in, signing, dating and promptly mailing a proxy card. We recommend that you review the further information on the process for, and deadlines applicable to, voting, attending the meeting and appointing a proxy under “Information About the Annual General Meeting and Voting” of the proxy statement. Please be aware that, if you own shares in a brokerage account, you must instruct your broker on how to vote your shares. Without your instructions, Nasdaq Stock Market rules do not allow your broker to vote your shares on any of the proposals except those identified herein. Please exercise your right as a shareholder to vote on all proposals, including the re-appointment of the director nominees, by instructing your broker by proxy.

Linde plc | 1

During the meeting, management will also present, and the auditors will report to shareholders on, our Irish financial statements for the fiscal year ended December 31, 2023. This 2024 Notice of Annual General Meeting and Proxy Statement, the 2023 Form 10-K and Annual Report, the Irish financial statements together with copies of any other documentation relating to the 2024 Annual General Meeting, including forms of proxy, are available on the Linde website (see page 93 of this proxy statement for more details).

By Order of The Board of Directors

Stephen F. Angel
Chairman of the Board

April 29, 2024

2 | Linde plc

Proxy Statement Highlights Proposals

Proxy Statement Highlights

This summary highlights selected information in this Proxy Statement. Please review the entire document before voting.

Annual General Meeting of Shareholders of Linde plc

Date	Time	Location	Admission
Tuesday, July 30, 2024	1:00 PM UK time (8:00 AM Eastern Daylight Time in the U.S.)	The Balmoral, 1 Princes Street, Edinburgh, Scotland, EH2 2EQ, United Kingdom	See “Attending the Annual General Meeting” on page 96 for instructions.

Shareholders may, by technological means, participate in the 2024 Annual General Meeting in Ireland in accordance with section 176 of the Irish Companies Act 2014 by attending the offices of Arthur Cox LLP, Ten Earlsfort Terrace, Dublin 2, DO2 T380, Ireland at the time of the meeting.

Proposals

Proposal	Board Voting Recommendation	Explanation of Proposal and Reason(s) for Board Recommendations	Further Information (page)

1. By separate resolutions, to appoint the ten director nominees described in the proxy statement	FOR each nominee	Directors must be elected to the Board annually. Linde’s nominees are seasoned leaders who bring a mix of skills and qualifications to the Board.	41

2. (a) To ratify, on an advisory and non-binding basis, the appointment of PwC as the independent auditor of the Company and (b) to authorize, in a binding vote, the Board, acting through the Audit Committee, to determine PwC’s remuneration	FOR FOR	Based on its recent evaluation, Linde’s Audit Committee believes that the retention of PricewaterhouseCoopers as the Auditor for 2024 is in the best interests of the Company and its shareholders. The Company requests shareholders’ non-binding ratification of the Auditor’s retention and the binding authorization for the Audit Committee to determine the Auditor’s remuneration.	46

3. To approve, on an advisory and non-binding basis, the compensation of the Company’s named executive officers as required under SEC rules	FOR	Shareholders must vote annually on whether to approve the compensation paid to Linde’s five most highly compensated executive officers (“Say-On-Pay” vote). Linde’s executive compensation program reflects its commitment to paying for performance. This vote is required under SEC rules.	89

4. To determine the price range at which the Company can re-allot shares that it acquires as treasury shares under Irish law	FOR	The Board has authorized the Company’s share repurchase programs and believes that such programs enhance shareholder value as a means of returning capital to shareholders. Repurchased shares are held as treasury shares until they are either cancelled or used to fund employee and Director stock compensation awards. Irish law requires periodic shareholder approval of the price range at which treasury shares may be re-allotted for these purposes.	90

The required approvals are a majority of votes cast for Proposals 1-3 and 75% of votes cast for Proposal 4.

Linde plc | 3

Proxy Statement Highlights

How to Vote

Your vote is important. You are eligible to vote if you are a shareholder of record as of April 26, 2024. Even if you plan to attend the meeting, please vote as soon as possible using one of the following methods. In all cases, you should have your proxy card in hand.

Your Vote is Important	Online	By Phone	By Mail	In person

	www.proxyvote.com	1-800-690-6903	Fill out your proxy card and submit via mail	Attend in person at the above time and location. Please bring a photo ID.

4 | Linde plc

Proxy Statement Highlights 2023 Business Performance Highlights

2023 Business Performance Highlights

2023 Year in Review

The Linde team again delivered outstanding performance including industry leading ROC of 25.4%, expanding operating margins and a fifth consecutive year of double-digit EPS growth, despite the macro challenges. This resilient performance is a result of our balanced end market portfolio, unrivalled network density and rigorous capital discipline.

In 2023, sales were $32.9 billion, 2% below prior year and backlog ended at $8.5 billion, including a low carbon (blue) hydrogen sale-of-gas project with a high-quality customer in the U.S. Gulf Coast. In addition, Linde returned to shareholders $6.4 billion via share buybacks and dividends, including a 9% dividend increase which was the 30th consecutive year of dividend increases. These results are a testament of Linde’s ability to outperform under any macro-economic environment while consistently rewarding its owners.

Financial highlights

•	Sales $32.9 billion, down 2%, underlying sales up 5%
•	Operating profit(a) $9.1 billion, up 15%
•	Operating profit margin(a) 27.6%, up 390 basis points versus prior year
•	Earnings per share(a) $14.20, up 16%
•	After-tax return on capital(a) increased by 250 basis points to 25.4%
•	Returned $6.4 billion to shareholders through dividends and share repurchases

Business highlights

•	Total project backlog of $8.5 billion
•	Awarded sale of gas project to supply low carbon (blue) hydrogen to OCI (Texas), ~$2B capex
•	Pipeline ~200 decarbonization projects with expected capex of $8-$10B
•	Member of DJSI, 21st consecutive year and #1 in Sustainalytics ESG
•	Continued to prioritize diversity and inclusivity; at 29% gender diversity, on track to exceed gender diversity goal of 30% female employees by 2030
•	Maintained best in class safety performance, despite challenging environment

a.

Adjusted operating margin, earnings per share and after-tax return on capital are non-GAAP measures. Adjusted operating margin and earnings per share amounts are reconciled to reported amounts in the “Non-GAAP Financial Measures” Section in Item 7 of the Linde plc 2023 Form 10-K. For definition of after-tax return on capital and reconciliation to GAAP please see the “Non-GAAP Measures and Reconciliations” set forth in the financial tables that are included as an appendix to the 4th quarter and full year 2023 earnings press release that was furnished in the Linde plc Form 8-K filed on February 6, 2024.

Linde plc | 5

Proxy Statement Highlights 2023 Business Performance Highlights

Returned $6.4 billion to shareholders

•	Dividend increased by 9%
•	Share repurchases, net of issuances, in the amount of $3.9 billion
•	Total shareholder return above S&P500 for the fifth consecutive year

The graph below compares the most recent five-year cumulative returns of Linde’s ordinary shares with those of the Standard & Poor’s 500 Index (“SPX”) and the S5 Materials Index (“S5MATR”) which covers 28 companies, including Linde. The figures assume an initial investment of $100 on December 31, 2018 and that all dividends have been reinvested.

	2018	2019	2020	2021	2022	2023

LIN	$100	$139	$175	$234	$223	$285

SPX	$100	$131	$156	$200	$164	$207

S5MATR	$100	$125	$150	$191	$168	$189

6 | Linde plc

Proxy Statement Highlights Board and Governance Highlights

Board and Governance Highlights

Corporate Governance Highlights

Linde plc has a strong corporate governance structure that compares favorably to that of other large public companies and to the standards of recognized governance organizations. A summary of the key aspects of Linde plc’s corporate governance structure is set forth below, followed by a more detailed discussion of certain governance matters.

Board and Governance Information

Size of Board	10	Annual Board and Committee Evaluations	Yes

Number of Independent Directors	8 80%	Limits service on other Boards for Directors (4 other public company Boards) Limits service on other Boards for CEO (2 other public company Boards)	Yes Yes

Split Chairman and CEO	Yes	Succession Planning Process	Yes

Lead Independent Director	Yes

Board Committees (Audit, Human Capital, Nomination and Governance, Sustainability and Executive)	5	Board Risk Oversight	Yes

Number of Board Meetings	5	Code of Conduct for Directors, Officers and Employees	Yes

Annual Election of Directors	Yes	Stock Ownership Guidelines for Directors and Executive Officers	Yes

Mandatory Retirement Age	72	Anti-Hedging and Pledging Policies	Yes

Board Diversity • Women– 3 • Ethnically Diverse Directors – 1 Asian, 1 African American	30% 20%	Clawback Policy	Yes

		Rights Agreement (Poison Pill)	No

Average Director Age	64.2

Average Director Tenure (Years)	3.6	Board ESG Oversight	Yes

Majority Voting in Director Elections	Yes	Shareholders May Call Special Meetings	Yes

Proxy Access	Yes

Public Company Legal and Regulatory Framework

Linde plc is incorporated in Ireland and is subject to Irish corporate law pursuant to the Irish Companies Act 2014. In addition, Linde plc ordinary shares are listed and trade on the Nasdaq Stock Market (“Nasdaq”). Linde plc’s primary governance obligations arise from its designation as a domestic issuer for Nasdaq purposes and, as such, the Company is subject to the corporate governance rules of the Nasdaq, requiring it to adopt certain governance policies (which the Company has complied with), and to the reporting and other rules of the United States Securities and Exchange Commission (the “SEC”) requiring it to file Forms 10-K, 10-Q, 8-K, proxy statements and other public company reports.

Linde plc | 7

Proxy Statement Highlights Board and Governance Highlights

Board of Directors and Nominees

The following ten persons currently serve on the Board of Directors and have been nominated for re-appointment to serve until the 2025 annual general meeting of shareholders and the election and qualification of their successors.

Name	Age	Director Since	Background	Independent		Current Committee Memberships (1)	Other Current Public Company Boards
				Yes	No

Stephen F. Angel	68	2018	Chairman of the Board of Linde plc; former Chief Executive Officer of Linde plc; former Chief Executive Officer and Chairman of the Board of Praxair, Inc.		X	Chair of EX	• GE Aerospace • GE Vernova

Sanjiv Lamba	59	2022	Chief Executive Officer of Linde plc; former Chief Operating Officer of Linde plc		X	EX

Prof. DDr. Ann-Kristin Achleitner	58	2018	Scientific Co-Director, Center for Entrepreneurial and Finance Studies, Technical University Munich, Germany	X		Chair of HC, SC	• Lazard Ltd.

Dr. Thomas Enders	65	2018	Former Chief Executive Officer & Member of Executive Committee, Airbus SE	X		Chair of SC, AC, EX	• Lilium N.V. • Lufthansa Group • GE Aerospace

Hugh Grant	65	2023	Former Chief Executive Officer and Chairman of Monsanto Company	X		HC, NG	• Freeport-McMoRan, Inc.

Joe Kaeser	66	2021	Former President and Chief Executive Officer of Siemens AG	X		Chair of NG, HC	• Daimler Truck Holding AG • Siemens Energy AG

Dr. Victoria E. Ossadnik	55	2018	Management Board member and Chief Operating Officer – Digital-E. ON SE	X		AC, NG	• E.ON SE • Münchener Rückversicherungs-Gesellschaft AG

Paula Rosput Reynolds	67	2024	President and CEO, Prefer West LLC	X		AC, SC	• National Grid plc • GE Vernova

Alberto Weisser	68	2021	Former Chairman and Chief Executive Officer of Bunge Limited	X		Chair of AC, SC	• Bayer AG • PepsiCo

Robert L. Wood	70	2018	Lead Independent Director of Linde Plc; Partner, The McChrystal Group; Former Chairman, President & Chief Executive Officer of Chemtura Corporation	X		HC, NG, EX	• MRC Global Inc.

(1)	Committees: AC means Audit Committee; HC means Human Capital Committee; EX means Executive Committee; NG means Nomination and Governance Committee; SC means Sustainability Committee

8 | Linde plc

Proxy Statement Highlights Compensation Highlights

Compensation Highlights

Alignment of Executive Compensation Programs with Linde Business Objectives

The Human Capital Committee seeks to achieve its executive compensation objectives by aligning the design of the Company’s executive compensation programs with the Company’s business objectives, ensuring a balance between financial and strategic non-financial goals.

FINANCIAL BUSINESS OBJECTIVES: Achieve sustained growth in profitability and shareholder return resulting in a robust cash flow to fund capital investment growth opportunities, dividend payments, and share repurchases.

•	Annual performance-based variable compensation earned by meeting or exceeding pre-established financial goals.

•	Annual grants of PSUs that vest based upon performance results over three years.

•	Annual grants of stock options, the value of which is directly linked to the growth in the Company’s stock price.
•	Annual grants of restricted stock units (RSUs) with three-year cliff vesting and value based on the Company’s stock price.

NON-FINANCIAL BUSINESS OBJECTIVES: Maintain world-class standards in safety, environmental responsibility, global compliance, strategic positioning, productivity, talent management, and financial controls. Achieve reduction in absolute GHG emissions.

•	Annual payout of variable compensation is impacted by performance in these strategic and non-financial objectives.

Attract and retain executives who thrive in a sustainable performance-driven culture.

•	A competitive compensation and benefits program regularly benchmarked against peer companies of similar size in market capitalization, revenue, and other financial metrics and business attributes.

•	Realized compensation that varies with Company performance, with downside risk and upside opportunity.

Best Practices Supporting Executive Compensation Objectives

WHAT WE DO:

✓ Link a substantial portion of total compensation to Company performance:

✓ Annual variable compensation awards based principally upon performance against objective, pre-established financial goals

✓ Equity grants consisting largely of PSUs and stock options, focused on longer term shareholder value creation

✓ Set compensation within competitive market ranges

✓ Require substantial stock ownership and retention requirements for officers

✓ Limit perquisites and personal benefits

✓ Have a clawback (“recapture”) policy that applies to performance-based cash awards and equity grants, including gains realized through exercise or sale of equity securities

WHAT WE DO NOT DO:

X  Guarantee bonuses for executive officers

X  Allow pledging or hedging of Company stock held by officers

X  Pay tax “gross-ups” on perquisites and personal benefits unless related to international assignment benefits that are available to employees generally

X  Include the same metrics in the short and long-term incentive programs

X  Allow backdating or repricing of stock option awards

X  Pay or accrue dividends or dividend equivalents on unvested PSU and RSU awards

X  Include an excise tax “gross-up” provision in the event of a change-in-control

X  Accelerate equity award vesting upon change-in-control

Linde plc | 9

Proxy Statement Highlights Environmental, Social and Governance Highlights

Environmental, Social and Governance Highlights

Commitment to Environmental, Social and Governance (“ESG”) Matters

Our core values – Safety, Inclusion, Accountability, Integrity and Community – combined with our mission of Making our World more Productive, underpin our commitment to environmental and social responsibility. From the oversight exercised by Linde’s Board of Directors to the culture of sustainability driven by our mission statement, our commitment to ESG matters is embedded in our company culture and operating rhythm.

Linde’s System of ESG management is focused on four priority pillars: Climate Change; Safety, Health & Environment; People & Community; and Integrity & Compliance. Details on these pillars are provided in our annual Sustainability Report, which also describes our approach to ESG, including materiality assessment, determination of priorities, target setting, performance measurement, and continued surveillance and improvement.

Linde’s targets span across ESG aspects and include: the Sustainable Development (“SD”) 2028 Targets, which cover the period from 2018-2028, the absolute greenhouse gas (“GHG”) reduction target by 2035 and climate neutrality ambition by 2050. The 2035 absolute GHG reduction target of 35% was approved by the Science Based Targets Initiative (“SBTi”) in 2022. We regularly review key actions and continue to report on progress toward our targets annually. GHG reduction targets have been a part of the non-financial factors considered in our variable compensation since 2022. The Sustainable Development Report and other ESG information are available on our website https://www.linde.com/sustainability.

10 | Linde plc

Proxy Statement Highlights Environmental, Social and Governance Highlights

While we continue to work towards meeting or exceeding the goals across these priority pillars set forth in our Sustainable Development Report, the following are key actions undertaken in 2023:

•	Linde issued its formal Climate Transition Plan.

•	We made progress on our absolute GHG reduction target of 35% by 2035, which has been validated as science-based by SBTi.

•	The level of assurance for verification of Linde’s Scope 1 and Scope 2 GHG inventory was increased to reasonable assurance level.

•	We published a complete inventory of Scope 3, including all categories, on track for the company’s commitment for Scope 3 reduction targets by 2025-26.

Our leadership and performance on sustainability and ESG received widespread external recognition in 2022. These are listed on our website at https://www.linde.com/sustainable-development/awards-and-recognition. Examples include:

Selected to Dow Jones Sustainability World Index For the 21st consecutive year	Included in the S&P Global Sustainability Yearbook in recognition of strong sustainability track record	Included as a FTSE4Good Index Series Constituent

Recognized as one of the 2023 World’s Most Ethical Companies by Ethisphere	Achieved Leadership level for both CDP Water Security and Climate Change	Included in the 2023 Bloomberg Gender-Equality Index

Board Oversight of ESG Matters

The Board’s oversight of ESG risks and opportunities is integral to our business strategy. The Board and its committees actively oversee Linde’s ESG strategy, programs and policies, which in turn are managed on a day-to-day basis by senior executives including the CEO and his direct reports.

Linde’s Board has comprehensive oversight of Linde’s ESG programs and practices. At least one of its committees maintains oversight over each of the four aspects of ESG, as follows:

•	The Sustainability Committee focuses on environmental matters, including climate change, decarbonization solutions, greenhouse gas emission reduction, and other key programs and initiatives.

•	The Human Capital Committee has oversight over the policies, practices and goals related to Linde’s workforce generally, including diversity and inclusion, safety and community engagement;

•	The Nomination and Governance Committee actively monitors the changing ESG landscape and recommends changes to Linde’s governance programs and practices.

•	The Audit committee has oversight over integrity, compliance, and effectiveness of internal controls and risk management systems.

Linde plc | 11

Proxy Statement Highlights Environmental, Social and Governance Highlights

Below is a summary of the Board’s, its committees’ and senior management’s overall oversight of key ESG matters:

12 | Linde plc

Corporate Governance and Board Matters Linde’s Corporate Governance Framework

Corporate Governance and

Board Matters

Linde’s Corporate Governance Framework

Linde operates under Corporate Governance Guidelines which are posted at Linde’s public website, www.linde.com in the About Us/Corporate Governance section. Consistent with those guidelines, the charters of the various Board committees and Linde’s Constitution, the Board has adopted the following policies and practices, among others:

Director Independence

The Board has adopted independence standards for service on Linde’s Board of Directors which are posted at Linde’s public website referenced above. The Board has applied these standards to all the directors and has determined that each qualifies as independent except for Mr. Angel, the Company’s Chairman of the Board and former Chief Executive Officer, and Mr. Lamba, the Company’s current

Chief Executive Officer. The Board is not otherwise aware of any relationship with the Company or its management that could potentially impair the independent judgment of these directors. See also related information in this Proxy Statement under the caption “Certain Relationships and Transactions.”

Board Leadership

In General

Linde’s Corporate Governance Guidelines provide the Board with flexibility to determine the appropriate Board leadership structure from time to time. The Nomination and Governance Committee (consisting entirely of independent directors) regularly reviews the leadership structure, and considers many factors, including the specific needs of Linde and its businesses, corporate governance best practices, shareholder feedback and succession planning, as different structures may be appropriate in different circumstances. The Corporate Governance Guidelines also provide that the Board: (a) shall select a Chairman of the Board and determine his/her duties and responsibilities; and (b) if the Chairman of the Board has not been determined to be independent in accordance with the Board’s independence standards and those of the Nasdaq Stock Exchange and applicable law, then the Board may appoint a Lead Independent Director who has been determined to be independent under such standards and determine his/her responsibilities.

The Board believes that the best leadership model for Linde at this time is that the position of the Chairman of the Board should continue to be separate from that of the Chief Executive Officer. In addition to assure effective independence in the Board’s oversight, advice and counsel of management, the Board believes that maintaining a Lead Independent Director is appropriate.

The Board elected Mr. Angel as the Chairman of the Board, and the Board appointed Robert L. Wood as the Lead Independent Director, each effective March 1, 2022. The Board believes this leadership structure is effective and appropriate and in the best interests of Linde and its shareholders. With Mr. Angel as Chairman of the Board, Linde continues to leverage his significant industry expertise, prior CEO experience and effective working relationship with the Board to lead the Board and focus its attention on strategic matters and facilitate effective communication between the Board and management. As the Lead Independent Director with clearly defined responsibilities, Mr. Wood ensures robust independent oversight of the Company by the Board.

Linde plc | 13

Corporate Governance and Board Matters Linde’s Corporate Governance Framework

Chairman of the Board Responsibilities

The Board believes that while the Chairman and CEO roles should be separate at this time, the Chairman should work collaboratively with the CEO who has the day-to-day familiarity with the business issues confronting the Company and an understanding of the specific areas in which management seeks advice and counsel from the Board. The designated responsibilities of the Chairman are set forth in the Board’s Corporate Governance Guidelines and include, among others:

•	Serving as chairman of the meetings of the Board (other than meetings solely of the independent directors);

•	Having the authority to call meetings of the Board;

•	Serving as a liaison between the Board and the CEO;

•	Being available to consult with the CEO about the concerns of the Board;

•	Approving the Board meeting agendas and related information sent to the Board;

•	Approving the Board meeting schedules to assure that there is sufficient time for discussion of all agenda items;

•	Being available for consultation and direct communication with major shareholders if requested; and
•	Coordinating an annual performance review of the CEO with input from the Human Capital Committee and the Independent Directors.

Lead Independent Director Responsibilities

The roles and responsibilities of the Lead Independent Director will be determined by the Board periodically and reviewed at least annually. It is the Board’s current policy that such duties include, among others, the following:

•	Providing advice and assistance to the Chairman, as requested;

•	Consulting on and approving, in consultation with the Chairman, the agendas for and the scheduling of meetings of the Board;

•	Chairing meetings of the Board in the absence of the Chairman;

•	Serving as a liaison between the Chairman and the Independent Directors;

•	Calling and chairing executive sessions of the Independent Directors if required;

•	Reviewing in consultation with the Chairman, the quality, quantity, appropriateness, and timeliness of information provided to the Board; and

•	Communicating with shareholders and other stakeholders in consultation with the Chairman and Chief Executive Officer.

Board Role in Risk Oversight

At least annually, the Board reviews the Company’s risk identification, assessment and management processes and the guidelines and policies by which key risks are managed. As part of that review, the Board discusses (1) the key enterprise risks that management has identified,

(2) management accountability for managing or mitigating each risk, (3) the steps being taken to manage each risk, and (4) which Board Committees will oversee each risk area on an ongoing basis.

14 | Linde plc

Corporate Governance and Board Matters Linde’s Corporate Governance Framework

The risk factors disclosed in Item 1A of the Company’s Form 10-K and Annual Report illustrate the range of the risks faced by a global industrial company and help explain the need for strong Board Committee oversight of the management of risks in specific subject areas. Each Committee’s calendar of recurring meeting agenda topics addresses risk areas pertinent to the Committee’s subject-matter responsibilities. These areas include: financing and currency exchange risks (Audit Committee); compensation risks, and executive development and retention (Human Capital Committee); regular review of the Board’s governance practices (Nomination and Governance Committee); internal controls, investigations, and integrity standards compliance (Audit Committee); and risks related to climate change (Sustainability Committee). Other risk areas are regularly reviewed by the full Board.

These include: safety (covered at each Board meeting), economic, market and competitive risk (part of business operating reports at Board meetings, and the annual operating and strategic reviews), geopolitical risks, cyber security, and global compliance risks (supplementing reporting within the Audit Committee). In addition, risk identification and assessment is integrated into Board decision-making with respect to capital projects and acquisitions, entry into new markets, financings, and cash flow analysis, among other matters. In Committee meetings and full Board deliberations, each director brings his or her particular operating, financial, management development, and other experiences and expertise to bear in assessing management’s response to specific risks and in providing advice and counsel with respect to risk mitigation and management.

Board Oversight of Business Strategy

Each year, the Board conducts a comprehensive long-term strategic review of the Company’s outlook and business plans and provides advice and counsel to management regarding the Company’s strategic issues. This process involves engagement by all Board members and senior management. The Board performs a detailed review of management’s proposed strategy for each of the key business units, which is designed to drive profitable growth over the near-and long-term independent of the macro environment and drive long-term shareholder value creation. Additionally, the board conducts reviews of key strategic issues or initiatives throughout the year.

Board Effectiveness Assessment

The Board assesses its effectiveness annually under a process determined by the Nomination and Governance Committee. Typically, this assessment includes each non-management director completing written questionnaires that are used to evaluate the Board’s effectiveness in the areas of Performance of Core Responsibilities, Decision-Making Support, the Quality of Deliberations, Director Performance, and Committee Functions, as well as consideration of additional Board practices and policies recommended as best practices by recognized governance authorities. Similarly, each Committee annually assesses its effectiveness in meeting its oversight responsibilities under its charter from the Board. The Nomination and Governance Committee reviews the results of the written assessments, provides the results to all Board members, and the Chairman may conduct a discussion of the results in an executive session of the non-management directors. Subsequently, the Nomination and Governance Committee may recommend certain actions be taken to enhance the operations and effectiveness of the Board and its committees.

The Nomination and Governance Committee conducted the assessment process in 2023. The results were very favorable, and the Committee concluded that the Board and its committees are functioning properly and efficiently and are performing the core responsibilities of the Board generally and that the committees are meeting their key charter responsibilities.

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Corporate Governance and Board Matters Linde’s Corporate Governance Framework

Director Orientation and Education

New Directors who join Linde’s Board of Directors participate in a comprehensive director orientation program that involves a review of information developed to present foundational knowledge about Linde. Orientation materials typically include information on Linde’s business, industry and strategy, organizational structure, management responsibility, director responsibilities Board and committee structure and policies, coverage of ESG matters, safety, sustainability, risk management, controls, compliance, regulatory landscape, and technology topics. In addition, new directors may also visit Linde operating plants and/or offices.

In addition, the Board is presented with ongoing education in order to increase directors’ familiarity with Linde’s business, industry developments and emerging issues. Such content may be prepared for the entire board or for a specific committee and include presentations from Linde management and/or outside experts. Typical recurring topics include executive compensation trends, corporate governance and public company regulatory trends, cybersecurity, sustainability, risk, and regulatory developments. Periodically, board members also may convene at Linde sites or have opportunities to participate in technology demonstrations. Directors may also participate in third-party-supplied continuing education, for which Linde reimburses the directors for expenses.

Governance Practices Review

In addition to leading the annual Board and Committee effectiveness assessment referred to above, the Nomination and Governance Committee annually reviews the Company’s governance practices (which may include an outside expert) and updates those practices as it deems appropriate. The Committee considers, among other things, the results of the Board and Committee effectiveness assessments, developments in Irish company law, federal laws and regulations promulgated by the SEC, and the views and standards of recognized governance authorities and institutional investors

Succession Planning and Personnel Development

In addition to periodic senior management talent and succession reviews conducted by the Board, the Human Capital Committee conducts an annual Succession Planning and Personnel Development session to which all Board members are invited and at which executives are evaluated with respect to their potential for promotion into senior leadership positions, including that of the CEO. In addition, a variety of executives are introduced to the Board by way of Board and Committee presentations, and directors have unrestricted access to a broad cross-section of managers and high potential employees.

Mandatory Director Retirement

The Board’s policy is that a director who has attained the age of 72 may not stand for re-election at the next annual shareholders’ meeting.

Martin H. Richenhagen retired from the Board as of April 29, 2024, in accordance with this policy.

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Corporate Governance and Board Matters Linde’s Corporate Governance Framework

Limits to Service on Other Boards

The Board’s policy is that a non-management director may not serve on more than four additional public company boards, and the CEO may not serve on more than two additional public company boards. Also, a member of the Audit Committee may not serve on more than two additional public company audit committees unless the Board determines that such a simultaneous service would not impair the ability of such member to effectively serve on the Audit Committee. If the Board so determines, it will disclose such determination in the Company’s annual proxy statement.

Shareholder Outreach and Communications with the Board

The Company has a robust shareholder outreach program which ensures that the Board and management remain responsive to shareholder concerns. This includes ongoing interaction between Investor Relations and major institutional investors, as well as an extensive shareholder outreach program that is conducted annually. In addition, the Board has established procedures to enable a shareholder or other interested party to direct a communication to the Board of Directors. Such communications may be confidential or anonymous and may be communicated by mail, e-mail, or telephone. Information on how to submit communications, and how they will be handled, is included at www.linde.com in the About Us/ Corporate Governance section.

Director Attendance at Board and Committee Meetings and the Annual Shareholders Meeting

Absent extenuating circumstances, each member of the Board is expected to attend all meetings of the Board, all meetings of each Committee of which he or she is a member, and the Annual General Meeting of Shareholders. Director meeting attendance is one of the factors that the

Nomination and Governance Committee considers in determining whether to re-nominate an incumbent director for election at the Annual General Meeting.

All members of the Board attended the 2023 AGM.

Business Integrity and Ethics

Linde’s Board of Directors has adopted a Code of Business Integrity that is posted on Linde’s public website, www.linde.com, in the About Us/Corporate Governance section and is available in print to any shareholder who requests it. This Code of Business Integrity applies to Linde’s directors and to all employees, including Linde’s CEO, CFO, Chief Accounting Officer and other officers.

Director Election by Majority Vote and Resignation Policy

Linde’s Constitution requires directors to be elected annually and that a director nominee must receive a majority of the votes cast at an annual general meeting in order to be elected (meaning a greater number of “for” votes than “against” votes) in an uncontested election of directors. The Board’s Tenure and Resignation Policy requires that any director nominee who is then serving as a director

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Corporate Governance and Board Matters Linde’s Corporate Governance Framework

must tender his or her resignation if he or she fails to receive this majority vote. The Nomination and Governance Committee of the Board would then consider the resignation offer and recommend to the Board whether to accept or reject the resignation, or whether other action should be taken. The Board would take action on the Committee’s recommendation within 90 days following certification of the vote, and promptly thereafter publicly disclose its decision and the reasons therefor.

Proxy Access

Linde’s Constitution provides that a shareholder, or a group of up to 20 shareholders, who have owned at least 3% of the Company’s outstanding ordinary shares continually for at least three years, may nominate persons for election as directors and have these nominees included in the Company’s proxy statement. The shareholders or group must meet the requirements in the Company’s Constitution. The number of nominees is generally limited to the greater of two persons or 20% of the number of directors serving on the Board.

Shareholder Rights Agreements

The Company does not have a Shareholder Protection Rights Agreement (sometimes referred to as a “Poison Pill”). Irish law does not expressly prohibit companies from issuing share purchase rights or adopting a shareholder rights plan as an anti-takeover measure. However, there is no directly relevant case law on the validity of such plans under Irish law, and shareholder approval may be required under Irish law to implement such a plan. As Linde plc is an Irish public company with securities admitted to trading on the Nasdaq Stock

Market, it is subject to the Irish Takeover Panel Act, 1997 Takeover Rules 2022, which govern certain aspects of the manner in which a takeover offer can be made for shares in Linde plc. If an offer has been made or is deemed to be imminent, Linde plc is prevented from engaging in frustrating action. The adoption of a shareholder rights agreement would constitute frustrating action, meaning that it could only be adopted on a “clear day” where no such offer is anticipated.

Extraordinary General Meetings of Shareholders

Irish law currently provides that shareholders holding 10% or more of the total voting rights may request that the directors call an extraordinary general meeting at any time. The shareholders who wish to request an extraordinary general meeting must deliver to Linde’s principal executive office a written notice, signed by the shareholders requesting the meeting and stating the purposes of the meeting. If the directors do not, within 21 days of the date of delivery of the request, proceed to convene a meeting to be held within two months of that date, those shareholders (or any of them representing more than half of the total voting rights of all of them) may themselves convene a meeting, but any meeting so convened cannot be held after the expiration of three months from the date of delivery of the request. These provisions of Irish law are in addition to, and separate from, the requirements that a shareholder must meet in order to have a proposal included in the proxy statement under the rules of the SEC.

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Corporate Governance and Board Matters Linde’s Corporate Governance Framework

Director Stock Ownership Guidelines

The Board’s policy is that non-management directors must acquire and hold the Company’s ordinary shares equal in value to at least five times the annual base compensation retainer awarded in the form of equity or equity-based awards. Directors have five years from their initial election to meet this guideline. All non-management directors have met this guideline or are within the five-year transition period afforded to them to do so. See the section titled “Information on Share Ownership” in this Proxy Statement.

Executive Stock Ownership and Shareholding Policy

The Board believes that it is important for executive officers to acquire a substantial ownership position in Linde. In this way, their interests are more closely aligned with those of shareholders. Significant stock ownership ensures that executives manage Linde as equity owners.

Accordingly, a stock ownership and shareholding policy has been established for the Company’s executive officers that requires them to own a minimum number of ordinary shares equal or greater in value to a multiple of their base salary, as set forth below. Individuals must meet the applicable ownership level within five years after first becoming subject to the guidelines by acquiring at least 20% of the required level of stock ownership each year. Until the stock ownership requirement is met, executive officers (i) may not sell, transfer or otherwise dispose of any of their Linde ordinary shares and (ii) must retain and hold all Linde ordinary shares acquired from all equity incentive awards, net of shares withheld for taxes and option exercise prices, including performance share unit awards, restricted stock unit awards and stock options.

Set forth below is the stock ownership required by the policy expressed as a multiple of base salary for each executive officer position. As of the date of this Proxy Statement, all covered individuals are in compliance with this policy. Stock ownership of the Named Executive Officers can be found in the table presented under the section titled “Information on Share Ownership.”

Share ownership as a multiple of base salary

Chief Executive Officer	6X
Chief Financial Officer	3X
Other Executive Officers	3X

Hedging, Pledging and Similar Transactions Prohibited. The purpose of the Director and Executive Stock Ownership Policies is to ensure that directors and executive leaders will have a meaningful ownership stake in Linde so that their interests will be aligned with shareholder interests. Any investment activities intended to reduce or eliminate the economic risk that ordinarily accompanies such ownership would defeat this purpose. Therefore, directors and executive leaders may not engage in hedging transactions related to Linde’s stock that would have the effect of reducing the economic risk of their holding Linde stock. This prohibition applies to any Linde stock that a director or executive leader beneficially owns, regardless of whether he/she has fulfilled all or any part of the total stock ownership requirement as set forth above. For example, a director or executive leader may not purchase a “put option” on Linde stock or on certain derivative market instruments of which Linde is a significant component (more than 5%).

Directors and executive leaders also may not pledge or otherwise encumber Linde stock that they own.

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Corporate Governance and Board Matters Linde’s Corporate Governance Framework

Review, Approval or Ratification of Transactions with Related Persons

The Company’s Code of Business Integrity (“Ethics Policy”) prohibits employees, officers and Board members from having a personal, financial or family interest that could in any way prevent the individual from acting in the best interests of the Company (a “conflict of interest”) and provides that any conflict of interest waiver relating to Board members or executive officers may be made only after review and approval by the Board upon the recommendation of its Audit Committee. In addition, the Board’s Corporate Governance Guidelines require that any “related party transaction” by an executive officer or director be pre-approved by a committee of independent and disinterested directors. For this purpose, a “related party transaction” means any transaction or relationship that is reportable under Regulation S-K, Item 404, of the Securities and Exchange Commission (“SEC”) or that, in the case of a non-management director, would violate the Board’s independence standards.

Reporting and review procedures. To implement the foregoing policies, the Audit Committee has adopted a written procedure for the Handling of Potential Conflicts of Interests which specifies a process for the referral of potential conflicts of interests to the Board and standards for the Board’s evaluation of those matters. This policy applies to any transaction or relationship involving an executive officer, a member of the Board of Directors, a nominee for election as a director of the Company, or a family member of any of the foregoing which (1) could violate the Company’s Ethics Policy provisions regarding conflicts of interest, (2) would be reportable under the SEC’s disclosure rules, or (3) in the case of a non-management director, would violate the Board’s independence standards.

Under this procedure, potential conflicts of interest are reported to the Company Secretary for preliminary analysis to determine whether referral to the Audit Committee is appropriate. Potential conflicts of interest can be self-identified by the director or executive officer or may arise from internal audits, the integrity hotline or other referrals, or through periodic due diligence conducted by the Company Secretary’s office. The Audit Committee then examines the facts and circumstances of each matter referred to it and makes a final determination as to (1) whether the transaction or relationship would (or does) constitute a violation of the conflicts of interest provisions of the Company’s Ethics Policy, and (2) whether the transaction or relationship should be approved or ratified and the conditions, if any, of such approval or ratification. In determining whether a transaction or relationship constitutes a violation of the conflicts of interest provisions of the Company’s Ethics Policy, the Audit Committee considers, among other factors, the materiality of the transaction or relationship to the individual’s personal interest, whether the individual’s personal interest is materially adverse to or competitive with the interests of the Company, and whether the transaction or relationship materially interferes with the proper performance of the individual’s duties or loyalty to the Company. In determining whether to approve or ratify a transaction or relationship, the Audit Committee considers, among other factors, whether the matter would constitute a violation of the conflicts of interest provisions of the Company’s Ethics Policy, whether the matter would violate the Nasdaq listing standards, the expected practical impact of the transaction or relationship on the individual’s independence of judgment or ability to act in the best interests of the Company, the availability, practicality and effectiveness of mitigating controls or safeguards such as recusal, restricted access to information, reassignment etc., and the best interests of the Company and its shareholders generally.

Application of Policies & Procedures. During 2023, no actual or potential conflicts of interest were identified with respect to the executive officers and directors of the Company.

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Corporate Governance and Board Matters Linde’s Corporate Governance Framework

Certain Relationships and Transactions

When determining whether any director or nominee is independent, the Board considers all facts and circumstances and any relationships that a director or nominee may have with the Company, directly or indirectly, other than in the capacity of serving as a director. To assist the Board in making independence determinations, it also applies the independence standards which are posted at Linde’s public website, www.linde.com in the About Us/Corporate Governance section. In February 2024, the Board considered the following circumstances and relationships of those directors and nominees who then had any direct or indirect relationship with the Company. In the ordinary course of its business, Linde sells industrial gases to, and purchases certain goods or services from E. ON SE, of which Dr. Victoria Ossadnik is an executive officer. The 2023 consolidated revenues for each of Linde and E.ON SE were $32.9 billion and € 93.7 billion, respectively. For the 2021, 2022 and 2023 fiscal years, the dollar value of Linde’s sales to, or purchases from, E.ON SE were $0.2 million, $0.2 million and $0.7 in sales, respectively and $1.0 million, $.08 million and $1.0 million of purchases, respectively. Such sale and purchase transactions were well below the limits set forth in the Board’s independence standards and were significantly less than 1% of the consolidated revenues of Linde or E.ON SE. Therefore, the Board has determined that such ordinary course business relationships are not material and do not otherwise impair the ability of Dr. Ossadnik to exercise independent judgment as a director.

Delinquent Section 16(a) Reports

Based solely upon a review of SEC Forms 3, 4 and 5 furnished to the Company and written representations from the Company’s executive officers and directors, the Company believes that those persons complied with all Section 16(a) filing requirements during 2023 with respect to transactions in the Company’s stock, except that there was a filing inadvertently reported on a late basis for Juergen Nowicki, EVP - Engineering, for the payout of performance share units and restricted stock units.

Director & Nominee Selection Criteria

The Nomination and Governance Committee will consider any candidate for election to the Board who is timely recommended by a shareholder and whose recommendation otherwise complies with the requirements under Linde’s Constitution. Recommendations should be sent to the Company Secretary of Linde and should include the candidate’s name and qualifications and a statement from the candidate that he or she consents to being named in the proxy statement and will serve as a director if elected. In order for any candidate to be considered by the Nomination and Governance Committee and, if nominated, to be included in the proxy statement, such recommendations must be received by the Company Secretary on or before the date specified in this Proxy Statement under the caption “Shareholder Proposals, Director Nominations and Other Business for the 2024 Annual General Meeting.”

The qualities and skills sought in director nominees are governed by the projected needs of the Board at the time the Nomination and Governance Committee considers adding a new director or renominating incumbent directors. Consistent with the board’s corporate Governance Guidelines, the Committee seeks to build and main a Board that contains a range of experiences, competencies, and perspectives that is well-suited for advice and counsel to, and oversight of, the Company’s

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Corporate Governance and Board Matters Linde’s Corporate Governance Framework

business and operations. In doing so, the Committee takes into account a variety of factors, including: (1) the Company’s strategies and its market, geographic and regulatory environments, both current and projected, (2) the mix of experiences, competencies, and perspectives (including gender, ethnic and cultural diversity) currently represented on the Board, (3) the results of the Board’s annual self-assessment process, 4) the CEO’s views as to areas in which management would like to have additional advice and counsel from the Board, and (5) with respect to the incumbent directors, meeting attendance, participation and contribution, and the director’s current independence status.

The Committee also seeks in each director candidate a breadth of experience and background that (a) will allow the director to contribute to the full range of issues confronting a global industrial company and (b) will qualify the director to serve on, and contribute to, any of the Board’s standing committees. In addition, the Nomination and Governance Committee believes that every director nominee should demonstrate a strong record of integrity and ethical conduct, an absence of conflicts that might interfere with the exercise of his or her independent judgment, and a willingness and ability to represent all shareholders of the Company.

When the need to recruit a director arises, the Nomination and Governance Committee will consult the Chairman and other directors, as well as the CEO, and may engage third party recruiting firms to identify potential candidates. The candidate evaluation process may include inquiries as to the candidate’s reputation and background, examination of the candidate’s experiences and skills in relation to the Board’s needs at the time, consideration of the candidate’s independence as measured by the Board’s independence standards, and other considerations that the Nomination and Governance Committee deems appropriate at the time. Prior to formal consideration by the Nomination and Governance Committee, any candidate who passes such screening would be interviewed by the Nomination and Governance Committee or its Chairman and by the Chairman of the Board and the CEO.

Additional information about the specific skills, qualifications and backgrounds of each of the director nominees is set forth in this Proxy Statement under the caption “Director Nominees.”

Proxy Access Nominees. The foregoing description applies only to the Nomination and Governance Committee’s consideration of director nominees who may be nominated by the Committee itself. It does not apply to persons nominated by eligible shareholders under the Company’s Proxy Access structure which has separate requirements that are set forth in Linde’s Constitution.

Director Retirement and Recruitment. During 2020, the Governance and Nomination Committee began a comprehensive process to review upcoming director retirements and to plan for Board refreshment by recruiting new directors to join the Board. The Committee engaged the services of reputable international recruitment firm and directed the search to include the key elements of Board diversity discussed above. This resulted in the recruitment and appointment of four new directors since 2020, most recently, Paula Rosput Reynolds, effective February 27, 2024. The Committee is continuing the process to recruit additional directors and further diversify and strengthen the Board. With the election of Ms. Reynolds, the Board reached its goal to increase the female composition of the Board to at least 30% by the end of 2024.

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Corporate Governance and Board Matters Linde’s Corporate Governance Framework

Board Diversity

The Board believes that gender and minority representation is a key element in achieving the broad range of perspectives that the Board seeks among its members. Therefore, diversity is among the important factors the Nominating and Governance Committee considers when nominating Board candidates. Two of the four directors we added in the past three years are gender, racially and/or ethnically diverse. With the addition of Paula Rosput Reynolds to the Board in February 2024, the Board has achieved its goal of having at least 30% female composition of the Board by the end of 2024. We believe that such representation reflects the Company’s values and culture of inclusion and diversity. In addition, the Nominating and Governance Committee conducts annual evaluations of our Board effectiveness, providing it with an opportunity to examine whether our Board members have the right composition of skills and experiences. The Board is committed to improving its current diversity, and the Nomination and Governance Committee continues to consider opportunities, including actively reaching out to diverse candidates, with the objective of increasing our Board diversity in a way that supports the current and anticipated needs of the Company. In addition, we direct external search firms, when applicable, to conduct searches for candidates with racial, ethnic and/or gender diversity.

Board Diversity Matrix (as of April 29, 2024)

	Female		Male
Total Number of Directors		10
Gender:
Directors	3		7
Number of Directors Who Identify in Any of the Categories Below:
African American or Black	—		1
Asian	—		1
White	3		5

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Corporate Governance and Board Matters Board Committees

Board Committees

The Board currently has five standing committees as described below and each is comprised of only independent directors except for the Executive Committee of which the Chairman of the Board and the CEO are members. The Charters for each of these committees may be found on Linde’s public website, www.linde.com, in the About Us/Corporate Governance section.

Board Director	Audit Committee	Human Capital Committee	Executive Committee	Nomination and Governance Committee	Sustainability Committee

Stephen F. Angel (Chairman)			Chair

Sanjiv Lamba (Chief Executive Officer)			•

Prof. DDr. Ann-Kristin Achleitner		Chair			•

Dr. Thomas Enders	•		•		Chair

Hugh Grant		•		•

Joe Kaeser		•		Chair

Dr. Victoria E. Ossadnik	•			•

Paula Rosput Reynolds	•				•

Alberto Weisser	Chair				•

Robert L. Wood		•	•	•

Description of Key Committee Functions

Audit Committee

Committee Chair Alberto Weisser Current Members: Dr. Thomas Enders Dr. Victoria E. Ossadnik Paula Rosput Reynolds Meetings in 2023 5

The Audit Committee assists the Board in its oversight of (a) the independence, qualifications and performance of Linde’s independent auditor, (b) the integrity of Linde’s financial statements, (c) the performance of Linde’s internal audit function, and (d) Linde’s compliance with legal and regulatory requirements. In furtherance of these responsibilities, the Audit Committee, among other duties:

(1) appoints the independent auditor to audit Linde’s financial statements, approves the fees and terms of such engagement, approves any non-audit engagements of the independent auditor, and meets regularly with, and receives various reports from, the independent auditor. The independent auditor reports directly to the Audit Committee;

(2) reviews Linde’s principal policies for accounting and financial reporting and its disclosure controls and processes, and reviews with management and the independent auditor Linde’s financial statements prior to their publication;

(3) reviews assessments of Linde’s internal controls, the performance of the Internal Audit function, the performance evaluations of the General Auditor and the Chief Compliance Officer, and the guidelines and policies by which Linde undertakes risk assessment and risk management; and

(4) reviews the effectiveness of Linde’s compliance, business conduct, integrity and ethics programs.

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Corporate Governance and Board Matters Board Committees

Human Capital Committee

Committee Chair Prof. DDr. Ann- Kristin Achleitner Current Members: Hugh Grant Joe Kaeser Robert L. Wood Meetings in 2023 5

The Human Capital Committee assists the Board in its oversight of (a) Linde’s compensation and incentive policies and programs, and (b) management development and succession, in both cases particularly as they apply to Linde’s executive officers. In furtherance of these responsibilities, the Human Capital Committee, among other duties:

(1) determines Linde’s policies relating to the compensation of executive officers and assesses the competitiveness and appropriateness of their compensation and benefits;

(2) determines the salaries, performance-based variable compensation, equity awards, terms of employment, retirement or severance, benefits, and perquisites of executive officers;

(3) establishes the corporate goals relevant to the CEO’s compensation, evaluates the CEO’s performance in light of these goals and sets the CEO’s compensation accordingly;

(4) reviews management’s long-range planning for executive development and succession, and develops a CEO succession plan;

(5) assesses the design, administration and risk associated with Linde’s management incentive compensation and equity compensation plans; and

(6) evaluates periodically the Company’s policies, objectives, and programs related to employee safety, diversity & inclusion, global giving and community engagement.

Certain Committee Processes for Determining Executive Compensation

Delegation and CEO Involvement. Except under limited circumstances, the Human Capital Committee may not delegate its executive compensation authority to any other persons. With respect to the allocation of compensation and awards to employees other than the executive officers, the Human Capital Committee may, and has, delegated authority to the CEO, subject to guidelines established by the Human Capital Committee. The CEO does not determine the compensation of any of the executive officers, but he does offer for the Human Capital Committee’s consideration his views on relevant matters, as described in more detail in this Proxy Statement in the CD&A section.

Compensation Risk Analysis. The Human Capital Committee considers whether the Company’s compensation policies and practices create incentives for risk-taking that could have a material adverse effect on the Company. Each year, the Human Capital Committee examines management’s review of the Company’s incentive compensation programs applicable to all employees, including executive officers, in order to evaluate whether they encourage excessive risk-taking through either the design of the executive and management incentive programs, or operational decision-making that could affect compensation payouts. The Human Capital Committee determines if (1) there exists sufficient operational controls, checks and balances that prevent or constrain compensation-driven decision-making that is inappropriate or excessively risky including, among others, frequent risk discussions with the Board, particularly in connection with

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Corporate Governance and Board Matters Board Committees

capital project or acquisition proposals, (2) the Company uses highly leveraged short-term incentives that would tend to drive high short-term risk decisions or unsustainable gains, and (3) the Company’s executive stock ownership policy and the “recapture” policy described in the CD&A also serve as disincentives for unacceptable risk-taking.

A more detailed description of how the Human Capital Committee considers and determines executive compensation is described in this Proxy Statement in the CD&A section.

Executive Committee

Committee Chair Stephen F. Angel Current Members: Sanjiv Lamba Dr. Thomas Enders Robert L. Wood Meetings in 2023 0

The purpose of the Executive Committee is primarily to act on behalf of the entire Board with respect to certain matters that may arise in between regularly scheduled Board meetings, and act on certain other matters from time to time. In particular, the Executive Committee duties include, among others:

(1) evaluating and approving any investments, acquisitions, partnerships or divestments requiring Board approval, that are within value thresholds specified by the Board;

(2) evaluating and approving any financing or other capital markets transactions requiring Board approval, that are within value thresholds specified by the Board; and

(3) acting upon any other such matters within the competencies of the Board, that are not reserved solely to the Board, that are within value thresholds specified by the Board and, in the opinion of the Chairman of the Board, should not be postponed until the next regularly scheduled Board meeting.

Nomination and Governance Committee

Committee Chair Joe Kaeser Current Members: Hugh Grant Dr.Victoria E.Ossadnik Robert L. Wood Meetings in 2023 5

The Nomination and Governance Committee assists the Board in its oversight of (a) the selection, qualifications, compensation and performance of Linde’s directors, (b) Linde’s governance, including the practices and effectiveness of the Board, and (c) various important public policy concerns that affect the Company. In furtherance of these responsibilities, the Nomination and Governance Committee, among other duties:

(1) recommends to the Board nominees for election as directors, and periodically reviews potential candidates, including incumbent directors;

(2) reviews policies with respect to the composition, compensation, organization and practices of the Board, and developments in corporate governance matters generally; and

(3) reviews Linde’s policies and responses to broad public policy issues such as social responsibility, corporate citizenship, government affairs and legislative issues, and important shareholder issues, including management and shareholder proposals offered for shareholder approval.

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Corporate Governance and Board Matters Board Committees

Sustainability Committee

Committee Chair Dr. Thomas Enders Current Members: Prof. DDr. Ann-Kristin Achleitner Paula Rosput Reynolds Alberto Weisser Meetings in 2023 3

The Sustainability Committee assists the Board with its oversight of the Company’s programs, policies, practices and strategies related to environmental matters generally, including:

(1) The Company’s environmental sustainability goals, including those related to climate change and greenhouse gas emissions, and the Company’s Sustainability Report.

(2) the Company’s decarbonization efforts, including those related to the reduction of greenhouse gas emissions from operations;

(3) the Company’s clean energy efforts, including those related to clean hydrogen as well as technology and innovation for decarbonization solutions; and

(4) sustainable productivity, water conservation and management, energy consumption, product stewardship and zero waste sites.

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Corporate Governance and Board Matters Director Compensation

Director Compensation

Director Compensation Program

The Board adopted its Director Compensation Program based in part on an extensive director compensation study and analysis performed F. W. Cook, a recognized expert compensation consultant. This report included data, analysis and advice, a report on director compensation trends and benchmarking of director compensation against groups of large U.S. and European public companies.

The Company paid the amounts reported in the 2023 Director Compensation table below pursuant to its Director Compensation Program in effect for 2023. The Company does not pay any director who is a Company employee (Mr. Lamba in 2023) for serving as a member of the Board of Directors or any committee of the Board of Directors. The Nomination and Governance Committee of the Board determines non-management director compensation consistent with the Directors’ Compensation principles set forth in the Corporate Governance Guidelines. The Director Compensation Program in effect for 2023 is as described below.

Cash Compensation

Cash compensation comprises 40% of the entire annual Board compensation, as follows:

•	A $300,000 annual retainer paid quarterly to the Chairman of the Board.

•	A $130,000 annual retainer paid quarterly to all other directors.

•	An additional $100,000 annual retainer paid quarterly to the Chair of the Audit Committee (this annual retainer was reduced to $60,000 effective January 1, 2024).

•	An additional $50,000 annual retainer paid quarterly to each Chair of the Human Capital Committee, the Nomination and Governance Committee and the Sustainability Committee.

•	An additional $35,000 annual retainer paid quarterly to the Lead Independent Director.

Equity Compensation

In addition to the cash compensation set forth above, each non-management Director receives an annual equity stock compensation grant equal to 60% of the value of the entire annual Board compensation. In 2023, an equity grant valued at $450,000 was made to the Chairman of the Board, and an equity grant valued at $195,000 was made to each other director for their services in 2023.

The Nomination and Governance Committee selected restricted stock units as the sole form of equity for the 2023 grant. The restricted stock units are fully vested (non-forfeitable) after one-year from the date of grant, but a prorated portion will be paid out if a director’s service on the Board terminates before the one year anniversary of the grant unless the director is removed by the shareholders or is removed for cause, in which case the grant will be forfeited. Restricted stock units will be paid out as soon as practicable after the vesting in Linde plc ordinary shares on a one-for-one basis.

The number of restricted stock units granted to deliver the $450,000 and $195,000 values, respectively, as of the March 7, 2023 grant date was based upon the average of the closing prices of the Company’s Ordinary Shares for the 60 trading days before and including February 14, 2023. Because the closing price of the Company’s Ordinary Shares on March 7, 2023 was higher than this 60-day average, the full grant date fair market value of the restricted stock units granted on March 7, 2023 and reported in the 2023 Director Compensation Table below was $476,110 for the Chairman of the Board, and $206,442 for each other director who received an equity grant.

28 | Linde plc

Corporate Governance and Board Matters Director Compensation

Expenses

The Company pays or reimburses directors for travel, lodging and related expenses incurred in connection with attending board and committee meetings, the Annual General Meeting and other Company business-related events (including the expenses related to the attendance of spouses if they are specifically invited for appropriate business purposes) and may provide use of Company chartered aircraft. From time to time, the Company may reimburse a director’s expenses for his or her participation in third party-supplied continuing education related to the director’s board or committee service.

The table below shows the compensation of the Company’s non-management directors in 2023.

2023 Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)(2)	Total ($)

Stephen F. Angel	300,000	476,110	—	—	—	$15,000	$791,110

Prof. DDr. Ann-Kristin Achleitner	180,000	206,442	—	—	—		$386,442

Dr. Thomas Enders	180,000	206,442	—	—	—		$386,442

Edward G. Galante (3)	31,809	—					$31,809

Hugh Grant (4)	121,719	206,442	—	—	—	$15,000	$343,161

Joe Kaeser	180,000	206,442	—	—	—		$386,442

Dr. Victoria E. Ossadnik	130,000	206,442	—	—	—		$336,442

Prof. Dr. Martin H. Richenhagen (5)	230,000	206,442	—	—	—		$436,442

Alberto Weisser	130,000	206,442	—	—	—		$336,442

Robert L. Wood	165,000	206,442	—	—	—		$371,442

(1)	Full grant date fair value of restricted stock units granted to each director on March 7, 2023, as determined under accounting standards related to share-based compensation.

(2)

Amounts in this column represent benefits provided to the directors that exceeded $10,000 per director. These amounts are the value of the following benefits provided to the directors by the Company: (a) $15,000 for each of Mr. Angel and Mr. Grant as 2023 matching contributions for their eligible personal charitable contributions pursuant to the Company’s charitable matching gift program that is available to the Company employees and non-management directors on the same basis. The Company matches personal donations to eligible charitable institutions up to a $15,000 maximum per year per donor, with matches for certain charitable programs that may exceed the general $15,000 match.

(3)	Retired from the Board effective April 24, 2023

(4)	Joined the Board effective January 23, 2023

(5)	Retired from the Board effective April 29, 2024

Linde plc | 29

Corporate Governance and Board Matters Director Nominees

Director Nominees

Experience and Qualifications of All Nominees

Ten persons have been nominated for election to the Board to serve for a one-year term concluding on the later of (a) the 2025 annual general meeting of shareholders and (b) the election and qualification of his or her successor. The Nomination and Governance Committee has nominated each current director of the Board for reelection at the Annual General Meeting. The Nomination and Governance Committee believes that each director nominee has an established record of accomplishment in areas relevant to Linde’s business and objectives and possesses the characteristics identified in Linde’s Corporate Governance Guidelines as essential to a well-functioning and deliberative governing body, including integrity, independence and commitment.

Each of the director nominees listed below has experience as a senior executive of a public company or comparable business organization. Each nominee also is serving or has served as a director of one or more public companies and on a variety of board committees. As such, each has executive management and director oversight experience in most, if not all, of the following areas which are critical to the conduct of the Company’s business, including: strategy development and implementation, risk assessment and management, financial accounting and reporting, internal controls, corporate finance, capital project evaluation, the evaluation, compensation, motivation and retention of senior executive talent, public policies as they affect global industrial corporations, compliance, corporate governance, productivity management, safety management, project management, sustainable development and, in most cases, global operations. Many of the nominees also bring particular insights into specific end-markets and foreign markets that are important to the Company. These nominees collectively provide a range of perspectives, experiences and competencies well-suited to providing advice and counsel to management and to overseeing the Company’s business and operations. In addition to these qualifications that are shared by all of the nominees, more specific information about each of their individual experience and qualifications is included below.

The following pages include information about those persons currently serving on Linde’s Board of Directors who have been nominated for reelection to serve for a one-year term concluding on the later of (a) the 2025 annual general meeting of shareholders or (b) the election and qualification of his or her successor. The graph below shows the number of directors who have certain of the skills, qualifications and experience in key areas that are important for the Board’s oversight of the Company’s business.

Director Meeting Attendance

During 2023, the Board held five meetings. The nominees for reelection to the Board collectively attended 98% of all Board meetings and meetings of committees of which they were members.

30 | Linde plc

Corporate Governance and Board Matters Director Nominees

Stephen F. Angel
Chairman of the Board of Linde plc
Age Director Since Other Public Company Directorships	68 2018 GE Aerospace GE Vernova	Qualification Highlights • Industry • Linde End-Markets • Linde Foreign Markets • Operations • International Business • Technology • Risk Management • Public Company Board

Biography

Stephen Angel became the Chairman of the Board of Linde plc as of March 1, 2022. Prior to that, he served as the Chief Executive Officer of Linde plc from October 2018 to February 2022. Mr. Angel was Chairman, President and Chief Executive Officer of Praxair, Inc. from 2007 to 2018. Mr. Angel joined Praxair in 2001 as an Executive Vice President and was named President and Chief Operating Officer in February 2006. Prior to joining Praxair, Mr. Angel spent 22 years in a variety of management positions with General Electric.

Mr. Angel is a a director of GE Aerospace, formerly named “General Electric Company,” where he is the Chair of the Management Development & Compensation Committee. Effective April 2, 2024, Mr. Angel became the Non- Executive Chairman of GE Vernova, that was spun-off as a separate public company from General Electric Company, and serves on its Nominating and Governance Committee. He also served on the board of directors of PPG Industries until February 15, 2024.

Experience and Qualifications

As the former Chief Executive Officer of Linde, the former Chairman and Chief Executive Officer of Praxair, and as a former senior operating executive at General Electric, a global diversified manufacturing company, Mr. Angel brings the senior executive experience and skills described above. He also has a deep insight into the industrial gases industry and the needs, challenges and global opportunities of Linde in particular. He has deep operating experience and knowledge of the industry and the Company, all of which provide him the skills and background necessary to lead Linde’s Board of Directors.

Linde plc | 31

Corporate Governance and Board Matters Director Nominees

Sanjiv Lamba
Chief Executive Officer of Linde plc
Age Director Since Other Public Company Directorships	59 2022	Qualification Highlights • Industry • Linde End-Markets • Linde Foreign Markets • Operations • International Business • Technology • Risk Management • Public Company Board

Biography

Sanjiv Lamba became Chief Executive Officer of Linde plc as of March 1, 2022. Prior to that, Mr. Lamba served as Chief Operating Officer for Linde plc from January 2021 to February 2022. Before his appointment as COO, Mr. Lamba was Executive Vice President, APAC since 2018.

Mr. Lamba started his career in 1989 with BOC in India and was appointed Managing Director for the India business in 2001. He has worked in a number of Linde businesses including in India, UK, Singapore, and Germany where he served as member of the Executive Board of Linde AG.

Mr. Lamba serves as Co-Chair on the Board of the Hydrogen Council and is a member of the Business Council.

Experience and Qualifications

Mr. Lamba brings the senior executive experience and skills described above by virtue of serving as Linde’s Chief Executive Officer, his prior service as the Chief Operating Officer, and his many years of leading Linde’s APAC segment as an Executive Vice President. He has substantial knowledge of the industrial gases and engineering industries. In collaboration with the Chairman, Mr. Lamba facilitates Board discussions and keeps the Board apprised of significant developments in the Company’s business and industry.

32 | Linde plc

Corporate Governance and Board Matters Director Nominees

Prof. DDr. Ann-Kristin Achleitner
Professor at the Technical University Munich (TUM)
Age Director Since Other Public Company Directorships	58 2018 Lazard Ltd.	Qualification Highlights • Linde Foreign Markets • International Business • Financial Expertise • Risk Management • Public Company Board

Biography

Prof. DDr. Ann-Kristin Achleitner has served as Scientific Co-Director of the Center for Entrepreneurial and Financial Studies since 2003 and has been Holder of Chair for Entrepreneurial Finance from 2001 to 2020 at Technical University Munich, Germany. She began her career with MS Management Service AG in St. Gallen, Switzerland in 1991. In 1992, she began as a university lecturer in Finance and External Auditing at the University of St. Gallen (HSG) in Switzerland. In 1994, she became a consultant at McKinsey & Company, Inc, in Frankfurt, Germany. In 1995, she was appointed Holder of the Endowed Chair for Banking and Finance and Chair of the Board of the Institute for Financial Management at the European Business School (International University Schloß Reichartshausen) in Oestrich-Winkel, Germany.

Prof. DDr. Achleitner is a member of the Board of Directors of Lazard Ltd., where she is a member of the Audit Committee and the Nominating & Governance Committee. Prof. DDr. Achleitner is a member of the Advisory Board of Luxembourg Investment 261 S.à.r.L. (Techem GmbH), where she is the Chairperson of the Nomination & Compensation Committee and a member of the Audit Committee.She is Founding Investor and Vice Chairwoman of planqc GmbH.

Prof. DDr. Achleitner was a member of the Supervisory Board of Münchener Rückversicherungs-Gesellschaft AG (Munich Re) in Munich, Germany until April 2024. She was also a member of the Supervisory Board of Deutsche Börse AG in Frankfurt am Main, Germany, until May 2019 and a member of the Board of Directors of ENGIE SA in Paris, France, until May 2019. She was a member of the Supervisory Board of Linde AG from 2011-2019 where she was also member of the Audit Committee and the Nomination Committee. She also served as a member of the Supervisory Board of Metro AG in Düsseldorf, Germany, until February 2017, and as a member of the Board of Directors of Vontobel Holding AG and Vontobel Bank AG in Zurich, Switzerland until April 2013.

Experience and Qualifications

Prof. DDr. Achleitner is a Doctor of Business Administration and a Doctor of Law. Her educational background, along with her research and studies in the area of entrepreneurial finance, provides the Board with substantial financial expertise. She brings experience in international public company boards, audit, ethics, environment and sustainable development committees. Her years as a member of the Supervisory Board of Linde AG and service on the audit and nomination committees of Linde AG provides her with substantial experience and insight into the business segments of Linde and the financial performance of the Company.

Linde plc | 33

Corporate Governance and Board Matters Director Nominees

Dr. Thomas Enders
Former Chief Executive Officer of Airbus SE
Age Director Since Other Public Company Directorships	65 2018 Lilium N.V. Lufthansa Group GE Aerospace	Qualification Highlights • Linde End-Markets • Linde Foreign Markets • Operations • International Business • Technology • Risk Management • Public Company Board

Biography

Dr. Thomas Enders served on the Executive Committee and the Board of Directors of EADS NV and its successor Airbus SE in various functions from 2000 to 2019. Between 2005 and 2019 he served as Chief Executive Officer of EADS/Airbus.

He joined the aerospace industry in 1991. Before that he worked in the German Bundestag, the German Ministry of Defense and in various foreign policy think tanks.

Dr. Enders has been a director of GE Aerospace, formerly named “General Electric Company,” since December 1, 2023. In September 2021, Dr. Enders became the Chairman of the Board of Directors of Lilium N.V. and was previously a member of the Advisory Board of Lilium GmbH in Weßling, Germany from January 2021 to September 2021. Dr. Enders also serves on the Supervisory Board of Lufthansa Group since May 2020, where he is a member of the Presidium and the Nomination Committee. Dr. Enders was a member of the Supervisory Board of Linde AG from 2017 until 2019, where he was a member of the Standing Committee. He was a member of the Supervisory Board of Knorr-Bremse AG from June 2020 to May 2022. Since March 2022, Dr. Enders has been a member of the Board of Directors of Helsing, a European AI company. He is also President (non-executive) of the German Council on Foreign Relations (DGAP) in Berlin.

Experience and Qualifications

As the former Chief Executive Officer and member of the Executive Committee of Airbus SE, one of the largest aerospace companies in the world and a large international manufacturer, Dr. Enders contributes the senior executive experience and skills described above. In particular, his background includes extensive international, operational and manufacturing experience. As Airbus SE operates in many of the foreign markets in which the Company operates, Dr. Enders also brings his understanding of these large markets where the Company has a significant presence.

34 | Linde plc

Corporate Governance and Board Matters Director Nominees

Hugh Grant
Former Chief Executive Officer and Chairman of Monsanto Company
Age Director Since Other Public Company Directorships	65 2023 Freeport-McMoRan, Inc.	Qualification Highlights • Linde Foreign Markets • Operations • International Business • Technology • Risk Management • Public Company Board

Biography

Hugh Grant retired as Chairman of the Board and Chief Executive Officer of Monsanto Company, a global provider of technology-based solutions and agricultural products that improve farm productivity and food quality, in June 2018 upon the closing of the merger of Monsanto Company and Bayer AG. He served as Chairman of the Board and Chief Executive Officer of Monsanto Company from 2003 until June 2018. Mr. Grant previously served as Executive Vice President and Chief Operating Officer of Monsanto Company at the time of an initial public offering in 2000 and remained in that position for the subsequent spin-off of the company in 2002.

Mr. Grant was a Director of PPG Industries, Inc. since September 2005, including as independent Lead Director since April 2014, until he retired from the PPG Board in December 2023. Mr. Grant is also a director of Freeport-McMoRan, Inc., since December 2021, serving on its Compensation Committee.

Mr Grant also serves on the boards of two Flagship Pioneering companies: Invaio Sciences, Inc. since February 2022 and CIBO Technologies, Inc. since June 2022. He is also a member of the American Academy of Arts & Sciences.

Experience and Qualifications

As a former Chief Executive Officer of Monsanto Company, Mr. Grant brings the senior executive experience and skills described above and has significant experience in the operations and management of a large, global business.

Linde plc | 35

Corporate Governance and Board Matters Director Nominees

Joe Kaeser
Former Chief Executive Officer of Siemens AG
Age Director Since Other Public Company Directorships	66 2021 Daimler Truck Holding AG Siemens Energy AG	Qualification Highlights • Linde End-Markets • Linde Foreign Markets • Operations • International Business • Technology • Financial Expertise • Risk Management • Public Company Board

Biography

Joe Kaeser was the Chief Executive Officer of Siemens AG from August 2013 until February 2021. From May 2006 to August 2013, he was Chief Financial Officer of Siemens AG. Prior to this, Mr. Kaeser served as Chief Strategy Officer for Siemens AG from 2004 to 2006 and as the Chief Financial Officer for the mobile communications group from 2001 to 2004. Mr. Kaeser additionally held various positions within the Siemens group since he joined Siemens in 1980.

Mr. Kaeser is the Chairman of the Supervisory Board of Daimler Truck Holding AG, where he also chairs the Presidential Committee and the Nomination Committee. He is the Chairman of the Supervisory Board of Siemens Energy AG. Mr. Kaeser also served as a member of the Supervisory Board and of the Audit Committee of Daimler AG until October 1, 2021. He served as Vice Chairman of the Board of NXP Semiconductors N.V. and as a member of its Nominating and Governance Committee until he retired from the NXP Semiconductors Board on June 2, 2022.

Experience and Qualifications

As the former Chief Executive Officer of Siemens AG, a large global industrial manufacturing, technology and services company, Mr. Kaeser contributes the senior executive experience and skills described above. He has substantial operating experience and knowledge of numerous end markets and industries that are important to Linde’s business. Having also served as the Chief Financial Officer at Siemens, Mr. Kaeser also brings substantial financial expertise to Linde’s Board.

36 | Linde plc

Corporate Governance and Board Matters Director Nominees

Dr. Victoria E. Ossadnik
Management Board Member of E.ON SE
Age Director Since Other Public Company Directorships	55 2018 E.ON SE Münchener Rückversicherungs- Gesellschaft AG	Qualification Highlights • Linde Foreign Markets • Operations • International Business • Technology • Risk Management • Public Company Board

Biography

Dr. Victoria Ossadnik became a Member of the Board of Management and Chief Operating Officer—Digital of E.ON SE in Essen, Germany effective April 1, 2021. Prior to that, she served as Chief Executive Officer of E.ON Energie Deutschland GmbH and E.ON Energie Deutschland Holding GmbH from April 2018 to April 2021. Prior to this, in 2011, she joined Microsoft Deutschland GmbH and was appointed as a member of the Board of Management from 2011 to 2016. She served as Vice President, Enterprise Services Delivery from 2016 to 2018.

Dr. Ossadnik began her career with SCANLAB GmbH, Germany, in 1996. From 1999 to 2003, she served as CEO of CSC Ploenzke AG, Germany, a joint venture with Dachser. In 2003, she joined Oracle Deutschland GmbH, serving as Head of Technology Consulting (Northern Europe) and, in 2007, was appointed a member of the Board of Management.

Dr. Ossadnik joined the Supervisory Board of Münchener Rückversicherungs Gesellschaft AG (Munich Re) in Munich, Germany in April 2024, and serves on the Audit Committee. She also served as a member of the Supervisory Board of Commerzbank AG until May 2021 where she served on the Committee for Digitalization and Technology. She was a member of the Supervisory Board of Linde AG from 2016 until 2019. From 2019 until 2020, she was also a member of Supervisory Board of innogy SE.

Experience and Qualifications

As a member of the Management Board of E.ON SE, one of the world’s largest investor-owned electric utility service providers and as the former Chief Executive Officer of E.ON Energie, the largest electricity supply company in Germany, Dr. Ossadnik brings the senior executive experience and skills described above. In addition, given her substantial senior management experience as the Chief Operating Officer – Digital at E.ON SE and previously at both Microsoft and Oracle in Germany, she contributes key insights and counsel as to Linde’s use of technology and further development of digitization in its business operations.

Linde plc | 37

Corporate Governance and Board Matters Director Nominees

Paula Rosput Reynolds
President and Chief Executive Officer of PreferWest, LLC
Age Director Since Other Public Company Directorships	67 2024 GE Vernova National Grid plc.	Qualification Highlights • Linde End-Markets • Linde Foreign Markets • Operations • International Business • Technology • Risk Management • Public Company Board

Biography

Paula Rosput Reynolds has been the president and CEO of PreferWest LLC, a business advisory firm and family office, since 2009. Ms. Reynolds started her career at Pacific Gas & Electric Corp in 1979 and spent over 40 years in the energy industry. She has held a number of executive positions during her career, including CEO of Duke Energy Power Services; Chair, president and CEO of AGL Resources; Chair and CEO of Safeco Corporation; and Vice-Chair and Chief Restructuring Officer of AIG. She was previously a nonexecutive director of TransCanada Corporation, CBRE Group, Inc, BAE Systems PLC, Anadarko Petroleum, Delta Air Lines and Coca Cola Enterprises, and Chair of the Seattle Cancer Care Alliance.

Currently, Ms. Reynolds is the Chair of National Grid plc (appointed in 2021). She was a director of General Electric Company from 2018 through April 2024. Effective April 2, 2024, Ms. Reynolds became a director of GE Vernova, which was spun-off as a separate public company from General Electric Company. Ms Reynolds also was the Senior Independent Director and Chair of the Remuneration Committee at BP plc, where she completed her final term on April 25, 2024.

Experience and Qualifications

Ms. Reynolds has had a long career leading global companies in the energy industry (a key Linde end market) and the financial sectors. Her experience with international and U.S. companies, including several restructuring processes and mergers, gives her insight into strategic and regulatory issues, which is an asset to the Board. Her wider business experience and understanding of the views of investors are also substantial contributions to the Board.

38 | Linde plc

Corporate Governance and Board Matters Director Nominees

Alberto Weisser
Former Chairman and Chief Executive Officer of Bunge Limited
Age Director Since Other Public Company Directorships	68 2021 Bayer AG PepsiCo	Qualification Highlights • Linde End-Markets • Linde Foreign Markets • Operations • International Business • Financial Expertise • Risk Management • Public Company Board

Biography

Alberto Weisser served as Chairman and Chief Executive Officer of Bunge Limited, a global food, commodity and agribusiness company, from 1999 until June 2013, and as Executive Chairman until December 2013. Mr. Weisser previously served as Bunge’s Chief Financial Officer from 1993 to 1999. Prior to his tenure at Bunge, Mr. Weisser worked at BASF Group, a chemical company, in various finance-related positions. He also served as a Senior Advisor at Lazard Ltd. from 2015 until August 2018.

Mr. Weisser serves as a member of the Supervisory Board of Bayer AG. He is also a member of the Board of Directors of PepsiCo, where he has been a member of the Audit Committee since 2011 and Chairman of the Audit Committee since 2016. He also serves on the Americas Advisory Panel of Temasek International Pte. Ltd., a Singapore-based investment company.

Experience and Qualifications

As the former Chief Executive Officer of Bunge Limited, a global food, commodity and agribusiness company, Mr. Weisser contributes the senior executive experience and skills described above. He has substantial operating experience and knowledge of numerous end markets where Linde operates. Having also served as the Chief Financial Officer at Bunge, Mr. Weisser also brings substantial financial expertise to Linde’s Board and to the Audit Committee.

Linde plc | 39

Corporate Governance and Board Matters Director Nominees

Robert L. Wood
Lead Independent Director, Linde plc Former Chairman, President & Chief Executive Officer of Chemtura Corporation
Age Director Since Other Public Company Directorships	70 2018 MRC Global Inc.	Qualification Highlights • Industry • Linde End-Markets • Operations • Risk Management • Public Company Board

Biography

Robert Wood is a Partner in the consulting firm The McChrystal Group, specializing in leadership development for business organizations. He was the Chairman, President & Chief Executive Officer of Chemtura Corporation, a specialty chemicals company, from 2004 until 2008. Prior to joining Chemtura, Mr. Wood served in various senior management positions at Dow Chemical Company, most recently as business group president for Thermosets and Dow Automotive from November 2000.

Mr. Wood is Linde’s Lead Independent Director. He is also a director of MRC Global Inc., where he is Chairman of the Board. He was a director of Univar Inc. until August 2023. Mr. Wood was a director of Praxair, Inc. from 2004 until 2018 and was the Lead Director and the Chairman of the Nomination and Governance Committee. He also was a director of Jarden Corporation, where he was a member of the Nominating and Policies Committee and Chairman of the Audit Committee.

Mr. Wood was Chairman of the American Plastics Council and the American Chemistry Council and was a member of the United States Olympic & Paralympic Committee.

Experience and Qualifications

As a former Chief Executive Officer of Chemtura Corporation, a global specialty chemicals company, and a former senior executive of Dow, a global chemicals company, Mr. Wood brings the senior executive experience and skills described above. He also has a deep understanding of the specific challenges and opportunities facing a global basic materials company. Mr. Wood’s knowledge of the chemicals industry, an important end-market for the Company, provides valuable insight to the Board and management.

40 | Linde plc

Proposal 1: Appointment of Directors

Proposal 1: Appointment of Directors

Ten director nominees have been nominated for appointment to serve for a one-year term concluding on the later of (a) the 2025 annual general meeting of shareholders and (b) the election and qualification of their respective successors. The Nomination and Governance Committee has recommended to the Board, and the Board has approved and recommends, that Stephen F. Angel, Sanjiv Lamba, Prof. DDr. Ann-Kristin Achleitner, Dr. Thomas Enders, Hugh Grant, Joe Kaeser, Dr. Victoria E. Ossadnik, Paula Rosput Reynolds, Alberto Weisser and Robert L. Wood, each be appointed to serve for a one-year term concluding on the later of (a) the 2025 annual general meeting of shareholders and (b) the election and qualification of their respective successors. Each nominee has agreed to be named in this Proxy Statement and to serve if elected. Qualifications and biographical data for each of these nominees is presented above. If one or more of the nominees becomes unavailable for election or service as a director, the proxy holders will vote your shares for one or more substitutes designated by the Board of Directors, or the size of the Board of Directors will be reduced.

As required under Irish law, the resolution in respect of Proposal 1 is an ordinary resolution that requires the affirmative vote of a simple majority of the votes cast with respect to each director nominee (meaning that the number of shares voted “FOR” a nominee must exceed the number of shares voted “AGAINST” such nominee).

The text of the resolution in respect of Proposal 1 is as follows:

“By separate resolutions, to appoint the following ten directors: Stephen F. Angel, Sanjiv Lamba, Prof. DDr. Ann-Kristin Achleitner, Dr. Thomas Enders, Hugh Grant, Joe Kaeser, Dr. Victoria E. Ossadnik, Paula Rosput Reynolds, Alberto Weisser and Robert L. Wood,”

The Board recommends you vote “FOR” the re-appointment of each of the Board’s director nominees listed above.

Linde plc | 41

Audit Matters Oversight of Independent Auditors

Audit Matters

Oversight of Independent Auditors

The Audit Committee is directly responsible for the appointment, compensation (including approval of audit and non-audit fees), retention and oversight of the independent registered public accounting firm that audits Linde plc’s financial statements and its internal control over financial reporting. The Audit Committee has selected PricewaterhouseCoopers (“PwC”) as Linde plc’s independent auditor for 2024. PwC has served as Linde plc’s independent auditor since 2019. Representatives of PwC are expected to be present at the Annual General Meeting to be available to respond to appropriate questions and to make a statement if they desire.

During 2019, the Audit Committee conducted a comprehensive, competitive formal tender process to consider, and ultimately to recommend to the Board, the selection of an independent auditor for the Company. The Audit Committee considered and evaluated internationally recognized independent registered public accounting firms, including PwC, based upon a thorough set of criteria that the Audit Committee adopted. After conducting this process,the Audit Committee selected PwC as the independent auditor.

The Audit Committee will annually review the independence and performance of any potential independent auditor in deciding whether to select any given firm as the independent auditor. The Audit Committee considers, among other things, a firm’s:

•   Recent performance on the Linde audit, if applicable;

•   Capability and expertise in providing audit and related services to companies with the breadth and complexity of Linde’s worldwide operations;

•   An analysis of the firm’s known legal risks and any significant legal or regulatory proceedings in which it is involved;

•   External data on audit quality and performance, including recent Public Company Accounting Oversight Board (“PCAOB”) reports on the firm and its peer firms;

•   The appropriateness of the firm’s proposed fees for audit and non-audit services;

•   the firm’s independence (discussed below); and

•   if applicable, the firm’s tenure as Linde’s independent auditor, including the benefits of having a tenured auditor and controls and processes that help ensure the firm’s independence.

42 | Linde plc

Audit Matters Auditor Independence

Auditor Independence

As noted in the Audit Committee Charter and in the Audit Committee Report presented below, the independent auditor reports directly to the Audit Committee and the Audit Committee is charged with evaluating its independence. The Audit Committee has adopted the policies and procedures discussed below that are designed to ensure that PwC is independent.

Based on this evaluation and representations from PwC, the Audit Committee believes that PwC is independent and that it is in the best interest of Linde and its shareholders to have PwC as the Company’s independent auditor for 2024.

Non-Audit Engagement Services Pre-Approval Policy

The Audit Committee has utilized PwC (along with other accounting firms) to provide non-audit services in 2023. Linde understands the need for PwC to maintain objectivity and independence as the auditor of the Company’s financial statements and its internal control over financial reporting. Accordingly, the Audit Committee has established a policy whereby all non-audit fees of the independent auditor must be approved in advance by the Audit Committee or its Chairman, and has adopted a guideline that, absent special circumstances, the aggregate cost of non-audit engagements in a year should not exceed the audit fees for that year. The non-audit fees that are incurred are typically far less than this limit and, as noted below in the report on independent auditor fees, such non-audit fees were approximately 2% of total fees in 2023. All the Audit-Related Fees, Tax Fees and All Other Fees disclosed below were approved by the Audit Committee.

Audit Partner and Audit Firm Rotation

The Audit Committee’s policy and applicable regulations require that the lead audit engagement partner of the independent auditor must rotate off the Company’s account at least every five years. The Audit Committee believes that it is inappropriate to establish a fixed limit on the tenure of the independent auditor. Continuity and the resulting in-depth knowledge of the Company strengthens the audit. Moreover, the mandatory partner rotation policy expressed above, normal turnover of audit personnel, the Audit Committee’s policy regarding the hiring of auditor personnel as described below, and the Audit Committee’s practices restricting non-audit engagements of the independent auditor as described above, all mitigate against any loss of objectivity that theoretically could arise from a long-term relationship. As provided in the Audit Committee’s Charter and as further described above, the Audit Committee continuously evaluates the independence and effectiveness of the independent auditor and its personnel, and the cost and quality of its audit services in order to ensure that the Audit Committee and the Company’s shareholders are receiving the best audit services available.

Hiring Policy – Auditor Employees

The Audit Committee has established a policy whereby no former employee of the independent auditor may be elected or appointed as an officer of the Company earlier than two years after termination of the engagement or employment.

Linde plc | 43

Audit Matters Fees Paid to the Independent Auditor

Fees Paid to the Independent Auditor

The Audit Committee authorizes and oversees the fees paid to PwC for audit and non-audit services. The aggregate fees billed by PwC in 2023 and 2022 for its services are set forth in the table below, followed by a description of the fees.

Types of Fees

	Audit	Audit - Related	Tax	All Other	Total
2023	18,940,000	270,000	110,000	10,000	19,330,000
2022	18,910,000	100,000	110,000	20,000	19,140,000

Audit Fees. These are fees paid for the audit of Linde plc’s annual U.S. GAAP financial statements, the reviews of the financial statements included in Linde plc’s reports on Form 10-Q, the opinion regarding Linde plc’s internal controls over financial reporting as required by §404 of the Sarbanes-Oxley Act of 2002, and services that are normally provided by the independent auditor in connection with statutory audits in foreign jurisdictions and regulatory filings or engagements for those fiscal years.

Audit-Related Fees. These are fees paid for assurance and related services rendered that are reasonably related to the performance of the audit or review of Linde plc’s financial statements other than the fees disclosed in the foregoing paragraph.

Tax Fees. These are fees paid for professional services rendered primarily for preparation of expatriate employee tax returns, preparation of tax returns in non-U.S. jurisdictions and assistance with tax audits.

All Other Fees. These are fees paid for services rendered other than those described in the foregoing paragraphs. These services related primarily to online research tools and subscriptions.

44 | Linde plc

Audit Matters Audit Committee Report

Audit Committee Report

As set forth in the Audit Committee’s Charter, the management of the Company is responsible for: (1) the preparation, presentation and integrity of the Company’s financial statements; (2) the Company’s accounting and financial reporting principles; and (3) internal controls and procedures designed to ensure compliance with applicable laws, regulations, and standards, including internal control over financial reporting. The independent auditor is responsible for auditing the Company’s financial statements and expressing an opinion as to their conformity with generally accepted accounting principles and expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.

A principal role of the Audit Committee is to assist the Board of Directors in its oversight of the Company’s financial reporting process. In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent auditor. The Audit Committee has also discussed with the independent auditor the matters that are required to be discussed in accordance with Public Company Accounting Oversight Board (PCAOB) standards relating to communications with audit committees.

The Audit Committee has discussed with the independent auditor its independence from the Company and its management. The Audit Committee has received the written disclosures and the letters from the independent auditor required by applicable requirements of the PCAOB. The Audit Committee has also received written communications from management with respect to

non-audit services provided to the Company by the independent auditor in calendar year 2023 and those planned for 2024. The Audit Committee has further considered whether the provision of such non-audit services is compatible with maintaining PricewaterhouseCoopers’ independence.

In its oversight role for these matters, the Audit Committee relies on the information and representations made by management and the independent auditor. Accordingly, the Audit Committee’s oversight does not provide an independent basis to certify that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company’s independent auditor is, in fact, independent.

Based upon the review and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Charter, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Form 10-K and Annual Report for the year ended December 31, 2023 filed with the SEC.

The Audit Committee

Martin H. Richenhagen, Chairman (retired as of April 29, 2024)

Dr. Thomas Enders

Dr. Victoria E. Ossadnik

Alberto Weisser

Linde plc | 45

Proposal 2: Non-Binding Ratification Appointment of Independent Auditor and Binding Authorization of the Board to Determine its Remuneration

Proposal 2a: Non-Binding Ratification of the Appointment of the Independent Auditor

Proposal 2b: Authorization of the Board to Determine the Auditor’s Remuneration

Under Nasdaq and SEC rules, selection of the Company’s independent auditor is the direct responsibility of the Audit Committee. The Board has determined, however, to seek shareholder ratification of that selection as a good practice in order to provide shareholders an avenue to express their views on this important matter. If shareholders fail to ratify the selection, the Audit Committee may reconsider the appointment. Even if the current selection is ratified by shareholders, the Audit Committee reserves the right to appoint a different independent auditor at any time during the year if the Audit Committee determines that such change would be in the best interests of the Company and its shareholders.

Information concerning the independent auditor may be found under the caption “Audit Matters” above. The Audit Committee believes the selection of PwC as the Company’s independent auditor for 2024 is in the best interest of the Company and its shareholders.

In addition, Irish law provides that the remuneration of the Company’s statutory auditor may be determined by shareholders at the AGM. At its February 2024 meeting, the Audit Committee approved PwC’s remuneration, subject to receiving the necessary shareholder approval at the 2024 AGM.

As required under Irish law, the resolutions in respect of Proposals 2a and 2b are ordinary resolutions that require the affirmative vote of a simple majority of the votes cast.

The text of the resolution in respect of Proposal 2a is as follows:

“To ratify, in a non-binding vote, the appointment of PricewaterhouseCoopers as independent auditor of the Company.”

The text of the resolution in respect of Proposal 2b is as follows:

“To authorize, in a binding vote, the Board, acting through the Audit Committee, to determine the remuneration of PricewaterhouseCoopers.”

The Board recommends that you vote “FOR” the ratification, on an advisory and non-binding basis, of the appointment of PricewaterhouseCoopers as independent auditor and “FOR” the authorization of the Board, acting through the Audit Committee, to determine the remuneration of PricewaterhouseCoopers.

46 | Linde plc

Executive Compensation Matters Compensation Discussion and Analysis

Executive Compensation Matters

Report of the Human Capital Committee

The Company’s Human Capital Committee (“HC Committee”) reviewed and discussed with management the “Compensation Discussion and Analysis” (“CD&A”) and recommended to the Board that it be included herein. The HC Committee has represented to management that, to the extent that the CD&A discloses the HC Committee’s deliberations and thinking in making executive compensation policies and decisions, it is accurate and materially complete.

The Human Capital Committee

Prof. DDr. Ann-Kristin Achleitner, Chairperson

Hugh Grant

Joe Kaeser

Prof. Dr. Martin H. Richenhagen

Robert L. Wood

Compensation Discussion and Analysis

This CD&A provides context for the policies and decisions underlying the 2023 compensation reported in the executive compensation tables included herein for the Company’s Chief Executive Officer (“CEO”), Chief Financial Officer (“CFO”) and the three other executive officers who had the highest total compensation for 2023, as set forth in the “Summary Compensation Table” (these executive officers are collectively referred to as the “Named Executive Officers” or the “NEOs”). The HC Committee is responsible for policies and decisions regarding the compensation and benefits for the Company’s NEOs.

Executive Summary

2023 Company Performance Highlights

In 2023, Linde achieved strong financial results including a record return on capital (“ROC”) of 25.4% and operating cash flow of $9.3 billion. The Company grew adjusted operating profit by 15% year-over-year to $9.1 billion at a margin of 27.6% of sales, which was 390 basis points higher than prior year.(a) Linde delivered value to its shareholders by distributing $6.4 billion in the form of dividends and stock repurchases, while growing adjusted diluted earnings per share to $14.20, up 16% versus 2022. Furthermore, the Company ended 2023 with a project backlog of over $8 billion, and a pipeline of projects including approximately 200 decarbonization projects, and remains well-positioned to continue to deliver robust and sustainable performance into the future.

(a)

Adjusted operating profit and margin, earnings per share and after-tax return on capital are non-GAAP measures. Adjusted operating profit and margin and earnings per share amounts are reconciled to reported amounts in the “Non-GAAP Financial Measures” Section in Item 7 of the Linde plc 2023 Form 10-K. For definition of after-tax return on capital and reconciliation to GAAP please see the “Non-GAAP Measures and Reconciliations” set forth in the financial tables that are included as an appendix to the 4th quarter and full year 2023 earnings press release that was furnished in the Linde plc Form 8-K filed on February 6, 2024.

Linde plc | 47

Executive Compensation Matters Compensation Discussion and Analysis

Year-Over-Year Performance in Key Financial Measures(a)

(a)

Adjusted operating profit and margin, earnings per share and after-tax return on capital are non-GAAP measures. Adjusted operating profit and margin and earnings per share amounts are reconciled to reported amounts in the “Non-GAAP Financial Measures” Section in Item 7 of the Linde plc 2023 Form 10-K. For definition of after-tax return on capital and reconciliation to GAAP please see the “Non-GAAP Measures and Reconciliations” set forth in the financial tables that are included as an appendix to the 4th quarter and full year 2023 earnings press release that was furnished in the Linde plc Form 8-K filed on February 6, 2024.

Comparison of Cumulative Total Shareholder Return Since Merger ($100 Initial Investment)

2023 Compensation Highlights

As a result of the Company’s strong performance, the annual variable compensation program’s 2023 Corporate payout factor was 153.4% of target. The performance share units (PSUs) granted in 2021 under the Company’s long-term incentive program also achieved above-target payouts against the challenging goals that were established at the beginning of their three-year performance period. The Company exceeded the maximum performance levels that were established for both the ROC and relative Total Shareholder Return (TSR) PSUs, resulting in a payout of 200% of target for each award.

48 | Linde plc

Executive Compensation Matters Compensation Discussion and Analysis

Alignment of Executive Compensation with Company Performance

The HC Committee seeks to achieve its executive compensation objectives by aligning the design of the Company’s executive compensation programs with the Company’s business objectives, ensuring a balance between financial and strategic non-financial goals.

FINANCIAL BUSINESS OBJECTIVES: Achieve sustained growth in profitability and shareholder return resulting in a robust cash flow to fund capital investment growth opportunities, dividend payments, and share repurchases.

●	Annual performance-based variable compensation earned by meeting or exceeding pre-established financial goals.
●	Annual grants of PSUs that vest based upon performance results over three years.
●	Annual grants of stock options, the value of which is directly linked to the growth in the Company’s stock price.
●	Annual grants of restricted stock units (RSUs) with three-year cliff vesting and value based on the Company’s stock price.

STRATEGIC BUSINESS OBJECTIVES: Maintain world-class standards in safety, environmental responsibility, global compliance, strategic positioning, productivity, talent management, and financial controls.

●	Annual payout of variable compensation is impacted by performance in these strategic and non-financial objectives.

Attract and retain executives who thrive in a sustainable performance-driven culture.

●	A competitive compensation and benefits program regularly benchmarked against peer companies of similar size in market capitalization, revenue, and other financial metrics and business attributes.
●	Realized compensation that varies with Company performance, with downside risk and upside opportunity.

Overview of Executive Compensation Program

Executive Compensation Philosophy

The HC Committee established its compensation philosophy to serve as the basis for designing executive compensation programs.

Key Objectives

●	Attract and retain talented executives.
●	Motivate executives to deliver strong business results in line with shareholder expectations.
●	Build and support a performance-driven culture.
●	Encourage executives to earn and own Company stock, aligning their interests with those of shareholders.

Other Main Principles

●	Comparator groups should reflect talent markets, customer segments, and investment markets, and will be adjusted to meet changes in these elements.
●	Target total direct compensation will include a fixed base pay component plus variable short- and long-term incentives.
●	Total target direct compensation will be focused at the median (50th percentile) of the competitive market.

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Executive Compensation Matters Compensation Discussion and Analysis

●

Challenging but achievable performance goals to be established with performance levels defined as “maximum” representing truly exceptional, outstanding performance, and a carefully and objectively established threshold level of performance, below which no incentives will be earned.

●	Long-term incentives should mainly be in the form of equity, which focuses executives on total Company performance in the eyes of shareholders and rewards executives when shareholders are rewarded.

Best Practices Supporting Executive Compensation Objectives

 WHAT WE DO:

✓  Link a substantial portion of total compensation to Company performance:

✓  Annual variable compensation awards based principally upon performance against objective, pre-established financial goals

✓  Equity grants consisting largely of PSUs and stock options, focused on longer term shareholder value creation

✓  Set compensation within competitive market ranges

✓  Require substantial stock ownership and stock retention requirements for officers

✓  Limit perquisites and personal benefits

✓  Have a clawback (“recapture”) policy that applies to performance-based cash awards and equity grants, including gains realized through exercise or sale of equity securities

WHAT WE Do Not DO:

X  Guarantee bonuses for executive officers

X  Allow pledging or hedging of Company stock held by officers

X  Pay tax “gross-ups” on perquisites and personal benefits unless related to international assignment benefits that are available to employees generally

X  Include the same metrics in the short- and long-term incentive programs

X  Allow backdating or repricing of stock option awards

X  Pay or accrue dividends or dividend equivalents on unvested PSU and RSU awards

X  Include an excise tax “gross-up” provision in the event of a change-in-control

X  Accelerate equity award vesting upon change-in-control

Elements of Executive Compensation

50 | Linde plc

Executive Compensation Matters Compensation Discussion and Analysis

The following table describes the elements of our executive compensation program and the form of each element.

Element	Form

Base Salary	• Cash (salary increases, if applicable, are typically made effective on April 1st of each year).

Annual Variable Compensation	• Cash (based on achievement against financial, strategic non-financial, and individual objectives during the year).

Equity Awards

•   Stock Options (each representing the right to purchase a share of Company stock at an exercise price equal to the closing market price on the date of grant).

•   PSUs (each representing one share of Company stock which vests only if threshold achievement against pre-established goals is met or exceeded).

•   RSUs (each representing one share of Company stock with a time-based vesting requirement).

Perquisites and Personal Benefits

In addition to the compensation elements described above, the Company offers certain perquisites and personal benefits to the NEOs on a limited basis. For 2023, the HC Committee reviewed and approved items that could be construed as perquisites or personal benefits for each NEO to ensure they are consistent with local country market practice or otherwise are provided for limited and specifically defined business purposes. Some items that must be classified as perquisites relate to support provided to certain NEOs while on international assignment. The international assignment benefits are fundamentally the same as available to other employees who are on similar international assignments. International assignment compensation is tax equalized and no “tax gross-up” is permitted for any executive officer unless such gross-up is available to employees generally.

Pay Mix

For 2023, between 73% and 79% of the NEOs’ target total direct compensation opportunity was in the form of performance-based variable compensation and equity grants, motivating them to deliver strong business performance and drive shareholder value.

The performance-based compensation is “at risk” and dependent upon the Company’s achievement of pre-established financial and other business goals set by the HC Committee and, for equity incentives, also the Company’s stock price performance. The annual variable compensation payout and the ultimate value of the performance-based equity compensation awards could be zero if the Company does not perform.

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Executive Compensation Matters Compensation Discussion and Analysis

Performance-based equity compensation is valued at the “grant-date fair value” of each award as determined under accounting standards related to share-based compensation.

How Compensation Decisions Are Made

Shareholder Engagement

The Company maintains a robust outreach program whereby management regularly discusses executive compensation design and other relevant matters with shareholders.

At the July 2023 Annual General Meeting of Shareholders, approximately 95.5% of the votes cast were in favor of the Company’s Advisory Vote on NEO Compensation. When making compensation program decisions, the HC Committee considered these results as well as shareholder feedback received during outreach sessions.

Role of the Human Capital Committee

The HC Committee reviews and approves the corporate goals and objectives relevant to the CEO’s compensation, evaluates the CEO’s performance relative to those goals, and determines and approves the CEO’s compensation. The HC Committee also reviews the performance of the other NEOs against the goals and objectives relevant to their compensation, and reviews and approves the compensation of the other NEOs.

Role of the Compensation Consultant

The HC Committee engages a third-party compensation consultant to assist in analysis to inform and support the HC Committee’s decisions on executive compensation. For its consideration of 2023 executive compensation, the HC Committee engaged Pearl Meyer LLC (“Pearl Meyer”) as its compensation consultant.

In February 2023, as part of the HC Committee’s standard practice to conduct such a review on an annual basis, the HC Committee assessed the independence of the compensation consultant. After considering the six independence factors specified in the NYSE listing standards, the HC Committee determined that Pearl Meyer met the criteria for independence.

The scope of Pearl Meyer’s engagement includes:

•	Review of compensation programs and preparation and presentation to the HC Committee of reports on executive compensation trends and other various materials.
•	Review of the peer group analysis and compensation benchmarking studies prepared by management and review of other independent compensation data.

52 | Linde plc

Executive Compensation Matters Compensation Discussion and Analysis

•	Advice on the determination of NEO’s compensation, the consultant’s view of the CEO’s recommendations for other NEO compensation, as well as input on the CEO’s compensation.
•	Review of and advice on compensation program design proposals presented by management for the HC Committee’s consideration.

Compensation Peer Group

The HC Committee established a Compensation Peer Group to be used to assess competitive market compensation ranges for its top officers. Elements considered by the HC Committee when choosing companies for peers included market capitalization, revenue, net income, sector, global operations, location of headquarters, and stock markets where publicly traded. The HC Committee reviews the peer group on an annual basis, though will only make changes when appropriate as it values year-over-year consistency. Below are the companies comprising the Compensation Peer Group that was used for making pay decisions for calendar year 2023.

Compensation Peer Group

3M	Gilead Sciences	Merck & Co.

Abbvie	Halliburton Company	Mondelez Intl

Abbott	Honeywell Intl	PPG Industries

Caterpillar	InBev	Raytheon Technologies

Coca-Cola	Johnson Controls	Roche

Cummins	Kraft Heinz	SAP

Danaher	Lyondell Basell	Sherwin-Williams

Deere	Medtronic	Thermo Fisher

Eaton	Micron Technology

Risk Considerations

The HC Committee reviews the design of the Company’s incentive compensation plans on an annual basis to confirm that the incentive programs do not encourage excessive risk taking. During the HC Committee’s review in February 2023, sufficient controls to incentive plan design were identified including payout caps, a blend of multiple financial and non-financial factors, and the significant weight given to rewarding long-term performance through equity awards.

Based on this review, management and the HC Committee do not believe that the Company’s incentive compensation plans create risks that are reasonably likely to have a material adverse effect on the Company.

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Executive Compensation Matters Compensation Discussion and Analysis

2023 Executive Compensation Design and Decisions

Aggregate Compensation

In establishing the 2023 compensation for each NEO, the HC Committee considered whether the value of each NEO’s aggregate compensation package was consistent with its objectives for Linde’s executive compensation program. It evaluated the following factors when determining compensation levels for NEOs:

•	market median data of international companies traded on the U.S. stock exchanges,
•	expected contribution to results, and exhibition of values, competencies and behaviors critical to the success of the Company,
•	internal equity: respective role, responsibilities and reporting relationships,
•	experience and time in similar roles, and
•	retention objectives.

The HC Committee did not have a set formula for determining target compensation opportunity; however, it referred to the median benchmark data during its review. Additionally, the HC Committee acknowledged that its general practice will be to establish compensation levels toward the lower end of a competitive market range for an executive officer who is newer to their role. Conversely, a longer tenured executive officer with a history of strong performance will have target compensation levels set higher in the competitive range.

Direct Compensation for Executive Officers

Salary

The salary level for each NEO was established by the HC Committee after its consideration of multiple factors including positioning to market, CEO input (other than for himself), and advice from Pearl Meyer. Salary adjustments, if any, are typically effective April 1 of each year.

Annual Performance-Based Variable Compensation

The HC Committee established an annual performance-based variable compensation program for the 2023 calendar year that focuses executives on the key objectives that position Linde for sustained growth and the creation of shareholder value without compromising long-term business objectives or encouraging excessive risk-taking. The HC Committee decided not to make any changes to the general design of the annual variable compensation program for the 2023 calendar year compared to 2022.

The annual variable compensation program is comprised of three main components: financial performance, strategic and non-financial performance, and individual performance. This program is designed to deliver pay commensurate with performance wherein results that are greater than target goals are rewarded with above target payout levels and performance not meeting minimum threshold expectations reduces the payout to zero.

54 | Linde plc

Executive Compensation Matters Compensation Discussion and Analysis

Financial Performance Goals

Awards under the annual variable compensation program are determined based on Company performance against challenging, pre-established financial goals. This component is weighted 75% of the total business performance factor and payouts related to this component can range from zero to 200% of target variable compensation (for up to 150 percentage points). Top line sales growth is important to the Company and 20% of the financial performance goal is based on sales. Recognizing the importance of profitability and cash flow to the Company, 55% of the financial performance goal is based on net income, and the remaining 25% on operating cash flow.

To establish the goals related to the financial component of the program, the HC Committee considers many factors including the degree of control senior management may have over certain factors that affect financial performance. Goals are established with the expectation that executives will be rewarded with higher payouts if actual performance exceeds targets. Factors considered in setting the threshold, target, and maximum financial performance goals for each financial measure include:

•	management’s operating plan, including expected year-over-year challenges in performance,
•	macro-economic trends and outlooks in each of the countries in which the Company operates,
•	foreign exchange rate trends and outlook,
•	expected industrial gases industry peer performance and that of the broader S&P 500 and leading European companies,
•	shifts in key customer markets, and
•	expected contribution from contracts already awarded and decisions or actions already made or taken.

Strategic and Non-Financial Performance Goals

In alignment with the Company’s compensation philosophy, the design of the annual variable compensation program balances the need for management to deliver annual results with the desire to meet multi-year growth expectations. Selected key strategic and non-financial performance objectives are included to recognize these critical measures of the Company’s health and potential for future success.

The program design includes a component measuring annual performance against pre-established goals related to reducing greenhouse gas (“GHG”) emissions. This component comprises 20% of the strategic non-financial performance payout.

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Executive Compensation Matters Compensation Discussion and Analysis

The remainder of the strategic and non-financial goals are related to core values (weighted 60% of strategic non-financial performance) and the Company’s relative performance and strategic positioning, which accounts for the remaining 20%. Most of these strategic and non-financial goals are linked to quantitative and measurable objectives, although the HC Committee uses its judgment when determining the value awarded for goal achievement after a rigorous review of the results. The 2023 goals for these components were as follows:

GOAL	ADDITIONAL DETAIL

Values: Safety, Compliance, Sustainability and Inclusion

•  Zero fatalities with fatality potential event reduction

•  No significant process safety or environmental events

•  Best in class recordable injury, lost workday case and vehicle accident rates

•  Maintain world class performance in sustainability

•  Drive a strong global compliance program and culture focusing on policies, procedures, training, reporting, accountability and verification via audit

•  Strengthen leadership pipeline, including globally diverse talent, through a single succession planning and performance management approach across the enterprise

•  Providing employees with a safe operating environment through investing in state of the art technology and by driving a culture in which safety is a top priority

•  Maintain rigorous processes and procedures to ensure compliance with all applicable environmental regulations, to meet sustainable development performance targets and to continuously reduce the environmental impact of the Company’s operations in the communities in which it operates

•  Create and maintain a strong ethical culture in every country where Linde operates

•  Hold all employees accountable for ensuring that business results are achieved in compliance with local laws and regulations and the Company’s Code of Business Integrity

•  Attract, retain and develop a diverse and engaged workforce through a robust succession planning process

•  Employee value proposition includes providing strong, dynamic leadership, a challenging work environment, industry-leading performance, competitive pay and benefits, and rewards and recognition for outstanding performance

Relative Performance and Strategic Positioning:

•  Position the business for long-term performance

•  Execute the decarbonization strategy

•  Deliver profitable growth by commercializing new applications and use cases

•  Win more than our fair share of high-quality projects

•  Leverage digitalization and targeted AI solutions to support growth, productivity, and automation with demonstrable bottom line impact

•  Enhance organizational capabilities in productivity tools, processes and practices

•  Strong performance relative to peer companies

•  Deliver excellent results in the short-term and over a longer, sustainable period of time

•  Rigorously assess the quality and future impact of actions taken, as benefits may not be recognized for several years

•  Monitor the “health” of the organization through pulse surveys

•  Focus on meeting schedules and cost estimates, starting-up plants reliably and efficiently, and supporting plant availability

•  Deliver value through continuous innovation to help Linde’s customers enhance their product quality, service, reliability, productivity, safety, and environmental performance

•  Work across disciplines, industries and sectors, with employees, customers, suppliers and a range of other stakeholders to get more output utilizing fewer resources and with less environmental impact

•  Continue to be the best performing industrial gases company in the world

•  Assess how well we anticipate and manage adversity to optimize results

•  Determine if management’s actions appear more or less effective than those of Linde’s peers

•  Appropriately respond to macroeconomic or other external factors unknown at the time financial goals were established

56 | Linde plc

Executive Compensation Matters Compensation Discussion and Analysis

In total, the strategic non-financial performance component is weighted 25% of the total financial and non-financial payout, and payouts related to this component can range from zero to 200% of target variable compensation (for up to 50 percentage points).

Individual Performance

To reinforce a culture where pay is directly linked to performance and to recognize the contributions of individuals to overall Company results, an individual performance component is included in the annual variable compensation design. Excluding the CEO, the HC Committee may make a positive, negative, or no adjustment to each NEO’s performance-based variable compensation based on its evaluation of their individual performance. For the CEO, the HC

Committee may make a negative or no adjustment to his annual variable compensation payment to reflect his performance.

In evaluating if an individual performance adjustment was appropriate, the HC Committee will consider various qualitative factors, such as the NEO’s:

•	performance in their principal area of responsibility,
•	degree of success in leading the Company to meet its strategic objectives, and
•

driving the Company’s key values (including sustainable development, safety, health & environment, diversity & inclusion, community engagement, and integrity & compliance) and competencies that are important to the success of the Company.

Annual Performance-Based Variable Compensation Opportunity for 2023

The HC Committee established the 2023 variable compensation target for each NEO (expressed as a percent of salary that would be earned for 100% achievement of the performance goals). The target level for the NEOs ranged from 95% to 165% of base salary.

2024 ANNUAL VARIABLE COMPENSATION DESIGN: In order to promote year-over-year consistency, the Human Capital Committee has determined to maintain the same design of the Company’s annual performance-based variable compensation program for 2024.

2023 Annual Performance-Based Variable Compensation Results and Payout

FINANCIAL BUSINESS RESULTS

As noted above, financial goals are set considering multiple factors with the recognition that there are some items that cannot be easily predicted and over which management has less control, such as foreign exchange rates and certain raw materials price changes. As part of the variable compensation plan design, certain pre-determined adjustments may be made by the HC Committee to actual financial results in order to account for these elements. The HC Committee may also conclude that additional adjustments are appropriate based upon unforeseen factors it deems extraordinary, non-recurring, or otherwise material.

Linde plc | 57

Executive Compensation Matters Compensation Discussion and Analysis

The chart below shows for each financial performance measure, the 2023 Corporate financial targets set by the HC Committee and the actual performance achieved. The overall Corporate payout factor for financial performance was 148.6% of target variable compensation.

The payouts for Messrs. Lamba, White, and Bichara are based on Linde plc Corporate results. However, the financial payout factors for Messrs. Durbin and Panikar are based on a blend of the business segment results for their respective business segment (weighted 75%) and Corporate results (weighted 25%). The overall weighted average payout factors for financial performance for Messrs. Durbin and Panikar were 148.3% and 111.5%, respectively.

Financial Measure	Threshold ($ millions)	Target ($ millions)	Maximum ($ millions)	Actual ($ millions)	Weight	Achievement	Payout
Sales*	30,022	33,365	36,674	33,270	20%	97%	19%
Net Income*	5,759	6,279	7,015	6,856	55%	178%	98%
Operating Cash Flow	7,994	9,084	9,992	9,305	25%	124%	31%

* For the annual variable compensation program, sales and net income are measured in accordance with GAAP subject to certain adjustments that the HC Committee approves.

STRATEGIC NON-FINANCIAL BUSINESS RESULTS

The chart below shows, for the GHG emissions reduction measure, the 2023 Corporate targets set by the HC Committee and the actual performance achieved. The payout factor for this component was 118.97% of target.

Measure	Threshold Goal	Target Goal	Maximum Goal	Actual	Achievement	Payout
GHG Emissions (MM MT)	43.3	39.0	35.1	38.25	118.97%	5.9%

Coupled with its assessment of performance related to financial and GHG emissions goals, the HC Committee reviewed the strategic actions taken by management that focused on long term sustainable success to assess performance under the remaining strategic non-financial components. After the end of the year, management presented to the HC Committee the degree of achievement in meeting each goal, and for each element, provided its view of the relative degree of importance to long term success.

Based on the results, the HC Committee determined that the Company’s performance with respect to these strategic and non-financial goals was favorable and set the Corporate payout factors for both (i) Core Values and (ii) Relative Performance and Strategic Positioning to 180% of target variable compensation (relative to a 200% maximum). The HC Committee noted the following as examples of actions that support the Company’s strategic objectives in determining 2023 variable compensation payouts:

•	Maintained best-in-class safety performance with 20% reduction in total recordable cases from prior year and lost workday case rate of more than 4x less than U.S. OSHA industrial average.
•

Environmental Sustainability efforts made good progress with reduction in greenhouse gas intensity, with continuous year-over-year decrease through the end of 2023 and on track to achieving a 35% reduction by 2028 and progressing well on science-based 2035 absolute GHG reduction goal.

•	Increased opportunity pipeline of decarbonization projects to 200 with expected capex of $8-10 billion.
•	Maintained DSJI World constituency for 21st consecutive year, remaining the only company in the chemicals sector with that record.
•	Recognized as sustainability leader by S&P Global with highest score of any industrial gases company in the 2023 S&P Global Corporate Sustainability

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Executive Compensation Matters Compensation Discussion and Analysis

Assessment and ranked second of 500+ companies in the chemicals sector globally.
•	Sustainanalytics ESG rating remained negligible risk and improved to #1 out of 547 companies in the Chemicals sector in 2023.
•	Maintained MSCI ESG “A” rating.
•	Steady progress on established SD2028 goals in all four priority pillars: Climate Change; Safety, Health & Environment; People & Community; and Integrity & Compliance.
•	Recognized as one of World’s Most Ethical Companies by Ethisphere, one of only two companies in the chemicals sector to be included in the 2023 list.
•

Released full inventory of scope 3 emissions; Linde is the only industrial gases company to release inventory in all categories and with this action is on track with commitment to set scope 3 reduction targets in 2025-26.

•	Increased the number of sites participating in Zero Waste program to approximately 780 sites by the end of 2023, with Zero Waste achievement on track for 2028 target.
•	Delivered approximately 600 community engagement projects globally, an increase of 20% from prior year, across every region and every business.
•

Recognized for Diversity, Equity & Inclusion programs by Diversity Inc., Bloomberg’s Gender Equality Index, DEI Employer 2023, Forbes, HRD 5 Start Diversity, Women in Leadership, and Top Fleet Employer.

•	Continued progress toward attaining Linde’s aspirational “30 by 30” gender representation goal of reaching 30% female representation at all professional levels by 2030.
•	2023 total productivity reached $1.3 billion with cash cost savings of $825 million, up 9% from prior year.
•	Achieved water management planning at more than 60% of high-water-use sites in areas of high water-stress; on track for 100% by 2028.

INDIVIDUAL PERFORMANCE ADJUSTMENTS

Excluding the CEO, the HC Committee may make a positive, negative or no adjustment to each NEO’s performance-based variable compensation based on its evaluation of individual performance. In evaluating if an individual performance adjustment was appropriate, the HC Committee considered various qualitative factors, such as the NEO’s:

•	performance in their principal area of responsibility, and
•	championing of the values and competencies that are important to the success of the Company.

Adjustments were made to the payouts of each NEO (other than the CEO) based upon individual performance in 2023. When considering the individual performance, the HC Committee considered the factors above including sustainable development, safety, health & environment, diversity & inclusion, community engagement, and integrity & compliance. None of the adjustments made were material to annual performance-based variable compensation payments.

Set forth below is the calculation of the CEO’s 2023 variable compensation payout determined in accordance with the criteria described above.

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Executive Compensation Matters Compensation Discussion and Analysis

2023 Equity Awards Design

Equity awards are the largest portion of each NEO’s target compensation. This weighting helps ensure a strong alignment of NEOs’ and shareholders’ long-term interests. Annual grants of equity awards are made to incent and reward sustained performance.

Equity awards are granted as a mix of stock options, PSUs, and RSUs. The mix and type of equity awards granted to the CEO and other NEOs is the same as those granted to all eligible executives of the Company. Fully aligning the leadership team, from mid-management to officers, helps sustain the Company’s pay for performance culture by incenting and rewarding all participants with the same goals and performance results.

Performance Share Units (50% of award target value)

The HC Committee includes PSUs in its award mix as this vehicle focuses executives on the Company’s mid-term performance objectives. A three-year performance period is believed to be an appropriate balance between the one-year performance-based variable compensation goals and the longer-term stock option share price growth goals. Additionally, the overlapping three-

year performance periods that result from regular annual grants promote retention and encourage management to focus on sustainable growth and shareholder returns. Key features of the PSUs include:

●	Vest if pre-established multi-year performance goals are attained and forfeited if threshold goals are not met.
●	Pay no dividends nor accrue dividend equivalents prior to vesting.

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●	Require NEOs to hold all after-tax shares derived from vested awards until their respective stock ownership requirement is met.

The HC Committee determined that using a Return on Capital (ROC) performance goal is appropriate as it encourages and rewards the executive team for focusing decisions and taking actions that drive long term ROC performance.

A relative Total Shareholder Return (TSR) goal was also considered appropriate to further strengthen alignment of management payouts with shareholder returns. In order to align with the Company’s global shareholder base, it was determined that TSR performance would be measured against a blended group of companies that is comprised of those that are listed on the S&P 500, excluding the Financial sector, plus those that are designated as Eurofirst 300 at January 1, 2023.

Stock Options (30% of award target value)

The HC Committee believes that stock options present an appropriate balance of risk and reward in that the options have no value unless the Company’s stock price increases above the option exercise price and that the opportunity to realize value from growth in shareholder value over the ten-year grant term encourages long term decision-

making. The HC Committee notes that the Company’s executives place a high value on stock options as a compensation vehicle. Key features of the stock options include:

●	Exercise price is fixed at 100% of the closing market price on date of grant.
●	Vest in equal annual tranches over three years and expire after ten years.
●	No repricing without shareholder approval.
●	Require NEOs to hold all shares obtained from exercise, net of taxes and exercise price, until their respective stock ownership requirement is met.

Restricted Stock Units (20% of award target value)

The HC Committee recognizes that RSUs can provide appropriate rewards to executives through alignment with the Company’s stock price. The RSUs are the smallest component of the equity award mix and cliff vest three years after their grant date to aid NEO retention. RSUs can also mitigate some of the impact of an economic downturn on the PSU and stock option components of the annual awards. Key features of the RSUs include:

●	Pay no dividends nor accrue dividend equivalents prior to vesting.
●	Require NEOs to hold all after-tax shares derived from vested awards until their respective stock ownership requirement is met.

2023 Equity Award Grants

The HC Committee established the target dollar value of 2023 equity awards for each NEO. The HC Committee examined relative responsibility of the NEOs and each NEO’s position to market with consideration of how long they had been in the current role. Particular emphasis was placed on the importance of providing NEOs incentive and appropriate reward for taking high quality actions to support sustainable long-term growth.

In order to facilitate the HC Committee’s approval at its February meeting of the total number of shares to be granted and to avoid an outsized impact to grant quantities from short-term fluctuations in the stock price, each award type is valued for compensation purposes based on a 60-day trading average through the middle of February of the grant year. These compensation values are used to derive the number of options and units to be granted to each NEO from the dollar-value LTI targets that are approved by the HC Committee at its January meeting.

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Because of stock price fluctuations between the compensation valuation period and the grant date in early March when the accounting values are measured, the accounting values of the stock and option awards in the Summary Compensation Table on page 66 may differ from the LTI grant amounts approved by the HC Committee in any given year.

The table below shows the LTI grant amounts that were approved for each NEO by the HC Committee in 2022 and 2023.

NEO	2022 LTI Grant	2023 LTI Grant
Lamba	$9,750,000	$11,000,000
White	$4,000,000	$4,500,000
Panikar	$2,200,000	$2,430,000
Durbin	$2,200,000	$2,500,000
Bichara	$2,357,000	$2,630,000

ROC-measured PSUs

The ROC goal for the PSU awards covering fiscal years 2023 through 2025 was determined after the HC Committee examined prior-year ROC results, industry ROC averages, capital expenditure projections and the Company’s weighted average cost of capital. The payout schedule was set with the intent of encouraging and rewarding the executive team for taking actions that result in industry-leading ROC performance.

The March 2023 awards are measured against the following ROC goals:

2023-2025	Average Annual ROC	Payout*
Below Threshold	<23.0%	0%
Threshold	23.0%	50%
Target	24.4%	100%
Maximum	≥25.3%	200%

*Interpolated for results between threshold and maximum.

ROC is the Company’s after-tax return on capital as reported in its quarterly and annual Consolidated Financial Statements, adjusted to eliminate the after-tax effect of any acquisition occurring during the Performance Period that was not known at the time the goals were set.

Relative TSR-measured PSUs

The March 2023 relative TSR awards are measured against a blended group of companies that is comprised of those that are listed on the S&P 500, excluding the Financial sector, plus those that are designated as Eurofirst 300 at January 1, 2023, and payouts will be determined based on the following schedule:

2023-2025	TSR Rank		Payout*
Below Threshold	<25	%ile	0%
Threshold	25	%ile	25%
Target	50	%ile	100%
Maximum	≥75	%ile	200%

*Interpolated	for results between threshold and maximum.

2024 EQUITY AWARD DESIGN: The HC Committee has determined to maintain the same design of the Company’s equity award program in 2024.

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2021-23 Performance Share Unit Payouts

In March 2024, the grants of the ROC- and relative TSR-measured PSUs that met the pre-established performance criteria at the end of 2023 vested and were settled in Company shares.

The Company achieved an industry-leading average annual ROC over the three-year performance period of 22.0%, which exceeded the pre-established goal for maximum performance of 17.0%. The HC Committee certified the vesting at 200% of the target number of ROC PSUs granted.

The Company’s relative TSR over the three-year performance period ended in the 86thpercentile of the pre-established peer group comprised of companies that were listed on the S&P 500, excluding the Financial sector, plus companies that were designated as Eurofirst 300 at January 1, 2021. This exceeded the goal for maximum performance of the 75th percentile, and the HC Committee certified the vesting at 200% of the target number of relative TSR PSUs granted.

PSU Measure	Threshold Goal	Target Goal	Maximum Goal	2021-23 Actual	Payout

ROC	13.5%	15.0%	17.0%	22.0%	200%
Relative TSR	25th %ile	50th %ile	75th %ile	86th %ile	200%

Health, Welfare and Retirement Benefits

Competitive benefits are provided to attract executive talent, promote employee health and well-being, provide opportunity for retirement income accumulation, encourage long-term service, and where allowed, to include opportunities to “invest in” Company stock.

Generally, the Company makes available to NEOs benefits that are similar to those provided to other employees based upon the location of their employer and provides perquisites and personal benefits consistent with local market practices.

U.S. Tax-Qualified Pension Plan

●	The Company maintains a tax-qualified pension plan for eligible U.S. employees, including NEOs.

U.S. Supplemental Retirement Income Plan

●

The plan is maintained for the primary purpose of providing retirement benefits that would otherwise be paid to eligible employees under the U.S. tax-qualified pension plan but for certain limitations under federal tax law.

●	Incremental benefits paid are calculated in the same manner as the underlying U.S. tax-qualified pension plan.
●	Only base salary and annual variable compensation awards are considered in pension calculations.

Pension Commitments for Mr. Lamba

●

Mr. Lamba became a U.S. employee eligible for the Company’s U.S. benefits programs on January 1, 2022. He retains pension entitlements that accrued in connection with his earlier employment with a Company affiliate under an individual pension agreement. Additional information is included below under the heading “Additional Information Regarding 2023 Pension Benefits Table.”

U.S. 401(k) Plan

●	Eligible U.S. employees, including NEOs, may make voluntary contributions to the plan that are invested in various available investment options, including Company stock, as directed by the NEO.

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Executive Compensation Matters Compensation Discussion and Analysis

U.S. Deferred Compensation

●	U.S. employees eligible to participate in the Variable Compensation Plan, including NEOs, may participate in the plan.
●	Employee contributions to the plan are voluntary and represent compensation already earned by the participants.
●	The Company also makes a contribution to the plan equal to the matching contributions that would have been made to the employee’s 401(k) plan account but for the application of certain federal tax limits.
●	No above-market earnings are payable.

Other Plans

●	Medical and dental plans, disability, life insurance, relocation and vacation programs are provided.

Other Compensation Policies and Considerations

International Assignment Benefits

The Company provides certain benefits to employees who relocate to another country at the Company’s request, as part of its global mobility program. These benefits include relocation expenses, host country housing and transportation, allowances for goods and services, tax preparation services, and income tax equalization. The goal of these benefits is to ensure that employees are not financially advantaged or disadvantaged as a result of their relocation or international assignment, including related taxes. Messrs. Durbin and Panikar received mobility benefits in connection with their international assignments during 2023 which are detailed in footnote 5 of the Summary Compensation table.

Generally, while on an international assignment, NEO’s continue to receive pay and health, welfare and retirement benefits from their home countries.

Severance Benefits

The Company provides severance benefits to eligible employees, including NEOs, consistent with the terms of its severance programs, applicable local law, and local practices.

Additional information about the Company’s severance arrangements applicable to the NEOs is included in the section below entitled “Severance and Other Change-In-Control Benefits.”

Stock Ownership, Retention Requirements, Hedging, and Pledging

In order to align executives’ interests with shareholder interests, the HC Committee has established a stock ownership policy for NEOs (see disclosure on details of this policy in the “Executive Stock Ownership and Shareholding Policy” section above). NEOs may comply with this policy by acquiring Company stock or stock-equivalent units through equity incentive grants, as well as, if eligible, through the Company’s Compensation Deferral Program, 401(k) Plan, Dividend Reinvestment and Stock Purchase Plan, and through other personal investments. Under the Company’s Stock Ownership Policy, unless the stock ownership level is met, an executive officer may not sell any of their holdings of Company stock and must hold all shares acquired upon vesting of PSUs or RSUs and option exercises, in each case net of shares withheld to pay applicable taxes and/or the option exercise price.

An executive officer may not engage in hedging transactions related to Company stock that would have the effect of reducing or eliminating the economic risk of holding Company stock. In addition, no executive officer may pledge or otherwise encumber any of their Company stock.

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Recapture Clawback Policy

In October 2023, in order to comply with the requirements of the Nasdaq Stock Market Listing Rule 5608, the Board adopted a new policy for the recovery of certain incentive compensation in the event of an accounting restatement. Specifically, in the event that the Company is required to prepare an accounting restatement due to material noncompliance with any financial requirement under securities laws, the HC Committee shall require the reimbursement of amounts of incentive compensation received by all Section 16 officers in excess of the amounts that otherwise would have been received had they been determined based on the restated results, computed without regard to any taxes paid. The recovery of such excess incentive compensation shall be made for the three completed fiscal years immediately preceding the date that the Company is required to prepare the restatement. For purposes of the policy, incentive compensation includes any compensation that is granted, earned or vested based wholly or in part upon the attainment of a financial reporting measure, and includes the Company’s annual variable compensation and PSU awards based on the current design of such programs.

Tax and Accounting

The accounting treatment of the compensation program was reviewed by the HC Committee but did not impact the selection and design of the annual variable compensation program or equity compensation for 2023, although all of the equity awards to the NEOs were made in such a manner as to not require liability accounting treatment.

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Executive Compensation Tables

The tables below present compensation information for the Company’s NEOs and include footnotes and other narrative explanations important for understanding the compensation information in each table. The Summary Compensation Table summarizes key components of NEO compensation for 2021, 2022 and 2023.

The tables following the Summary Compensation Table provide more detailed information about the various types of NEO compensation for 2023, some of which are included in the Summary Compensation Table. The final table provides information regarding compensation that NEOs would receive if their employment with the Company terminates under various circumstances or in connection with a change-in-control.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	Non-equity Incentive Plan Compensation ($)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)	Total ($)
Sanjiv Lamba,	2023	1,375,000	9,409,791	3,880,751	3,480,263	868,883	185,567	19,200,255
Chief Executive Officer (6)	2022	1,242,500	5,989,067	2,475,244	2,634,317	105,000	2,155,194	14,601,322
	2021	949,440	3,308,931	1,549,611	2,120,930	2,292,626	2,616,140	12,837,678
Matthew J. White,	2023	870,000	3,849,416	1,587,789	1,791,006	156,000	38,500	8,292,712
Executive Vice President &	2022	830,000	2,458,287	1,015,652	1,596,289	58,000	37,250	5,995,478
Chief Financial Officer	2021	788,750	2,770,247	1,297,296	1,926,128	99,000	35,375	6,916,796
John M. Panikar	2023	693,750	2,078,953	857,507	879,769	1,680,000	400,822	6,590,801
Executive Vice President, APAC (7)	2022	668,750	1,352,058	558,643	803,486	—	1,657,422	5,040,358
	2021	650,000	1,538,022	720,846	1,076,933	3,376,000	2,070,647	9,432,448
Sean F. Durbin	2023	693,750	2,140,162	882,198	1,167,416	101,000	2,400,307	7,384,833
Executive Vice President, EMEA (7)	2022	668,750	1,352,058	558,643	1,111,864	45,000	1,417,213	5,153,528
	2021	616,667	1,538,022	720,846	1,115,165	51,000	827,456	4,869,156
Guillermo Bichara	2023	758,750	2,253,317	927,815	1,271,585	115,000	67,028	5,393,494
Executive Vice President &	2022	731,250	1,450,691	598,530	1,113,376	42,000	50,623	3,986,469
Chief Legal Officer (7)

(1)	Amounts reported are actual salaries paid for the calendar year and include adjustments to base salary rates, if applicable.
(2)

These amounts were not paid in the respective year but rather are the full grant date fair value of equity awards made for each year as determined under accounting standards related to share-based compensation. The Stock Awards amounts are the values for the PSU grants made in each year valued at the target number of shares granted and the values of RSU grants made to each NEO in each year. The Option Awards amounts are the values for options granted in each year. The assumptions used in computing the Option Awards and Stock Awards amounts are included in Note 15 to the Company’s 2023 financial statements in the 2023 Form 10-K and Annual Report. The amounts shown in the Stock Awards and Option Awards columns are subject to vesting conditions that may or may not result in actual payouts in future years. In addition, a stock option has value only if the Company’s stock price increases above the option exercise price (an “in-the-money” option). If a NEO exercises an in-the-money option, the NEO would then realize an actual gain. Any gain realized for options exercised in 2023 and the value realized in connection with PSUs and RSUs that vested in 2023, are reported in the “2023 Option Exercises and Stock Vested” table.

(3)

Each NEO was paid a performance-based variable compensation payment in 2024 based upon the Company’s 2023 performance, in 2023 based upon the Company’s 2022 performance, and in 2022 based upon the Company’s 2021 performance. These amounts are reported as “Non-equity Incentive Plan Compensation.” See the detailed description of the 2023 awards and the Company’s Variable Compensation Plan in the CD&A under the section “Annual Performance-Based Variable Compensation.”

(4)

Amounts in this column are the annual increase in actuarial present value of retirement benefits payable under the Company’s Pension Program. The amounts reported for Mr. Lamba include retirement benefits payable under his pension agreement that was in effect prior to him becoming a U.S. employee. These amounts were not actually paid to any NEO. The total pension present value accrued for each NEO through 2023 is disclosed in the 2023 Pension Benefits table. See the detailed description of the

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pension benefits under “Additional Information Regarding 2023 Pension Benefits Table” below for further information. No amounts accumulated under the Company’s Compensation Deferral Program earn above market or “preferential” interest or other earnings; therefore, no earnings are included in this column.
(5)

This column includes any perquisites or personal benefits that exceeded $10,000 for any NEO during 2023, valued at incremental costs. NEOs were not reimbursed for any taxes due based on the imputed value of Company-provided perquisites or personal benefits not generally available to all employees. Such perquisites or personal benefits were:

Name	Matching Contribution	Charitable Giving	Personal Use of Company Aircraft	International Assignment Benefits	Financial Planning	U.S. Health Savings Account Contributions	Other
Sanjiv Lamba	68,750	52,359	38,562	0	14,340	1,800	9,756
Matthew J. White	37,500	0	0	0	0	1,000	0
John M. Panikar	23,758	0	0	377,064	0	0	0
Sean F. Durbin	34,396	250	0	2,364,411	0	1,250	0
Guillermo Bichara	37,688	15,000	0	0	14,340	0	0
Matching Contribution includes Company contributions to the Company’s U.S. 401(k) Plan and Compensation Deferral Program described under the “2023 Nonqualified Deferred Compensation” table below.

Charitable Giving includes payments made by the Company to qualified charitable organizations under the Company’s U.S. Matching Gift Program. In general, the program, which is available to all U.S. employees, provides a matching contribution on gifts made by an employee to one or more tax exempt 501(c)(3) charitable organizations located in the United States, subject to certain annual limits.

For reasons of security and time management, the Board requires the CEO to use the Company’s corporate aircraft for personal use as well as business travel. The aircraft is available for the Company’s use through a time-share arrangement with a fixed time-share charge for the right to use the aircraft and a per-trip charge. The Company calculates the incremental aircraft costs for the CEO’s personal use as the full amount of those per-trip charges attributable to his personal use. The fixed time-share charge is not included as an incremental cost, as the Company must pay this amount even if the CEO does not use the aircraft for personal travel.

International Assignment Benefits include the expenses paid pursuant to the Company’s standard global mobility program in connection with Mr. Panikar’s assignment to Singapore as Executive Vice President, APAC, and Mr. Durbin’s assignment to Germany as Executive Vice President, EMEA. These costs were primarily associated with housing and tax equalization expenses.

Other perquisites include a tax equalization payment made to Mr. Lamba for trailing liabilities related to his international assignment to the U.S. in 2021.
(6)	Mr. Lamba was appointed CEO effective March 2022 and served as COO prior to that time.
(7)	Because Mr. Bichara was not an NEO in 2020 or 2021, only 2022 and 2023 compensation is provided for him.

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2023 Grants of Plan-Based Awards

Below is information regarding the 2023 Non-Equity Incentive Plan Compensation, Stock Awards and the Option Awards reported in the Summary Compensation Table above. The 2023 option grants, performance share unit (PSU) and restricted stock unit (RSU) awards reported in the table below were made under the 2021 Linde plc Long Term Incentive Plan. The awards granted to NEOs were made on substantially the same terms as the 2023 grants that were made to all other eligible employees.

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards
Name	Grant Date (1)	HC Committee Approval Date (1)	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(6)

Sanjiv Lamba
Variable Cash (2)			0	2,268,750	4,537,500
Stock Options (3)	3/7/2023	2/28/2023								46,365	354.14	3,880,751
RSUs (4)	3/7/2023	2/28/2023							7,015			2,390,572
ROC PSUs (5)	3/7/2023	2/28/2023				0	10,525	21,050				3,586,710
TSR PSUs (5)	3/7/2023	2/28/2023				0	7,015	14,030				3,432,510

Matthew J. White
Variable Cash (2)			0	957,000	2,392,500
Stock Options (3)	3/7/2023	2/28/2023								18,970	354.14	1,587,789
RSUs (4)	3/7/2023	2/28/2023							2,870			978,039
ROC PSUs (5)	3/7/2023	2/28/2023				0	4,305	8,610				1,467,058
TSR PSUs (5)	3/7/2023	2/28/2023				0	2,870	5,740				1,404,320

John M. Panikar
Variable Cash (2)			0	659,063	1,647,656
Stock Options (3)	3/7/2023	2/28/2023								10,245	354.14	857,507
RSUs (4)	3/7/2023	2/28/2023							1,550			528,209
ROC PSUs (5)	3/7/2023	2/28/2023				0	2,325	4,650				792,314
TSR PSUs (5)	3/7/2023	2/28/2023				0	1,550	3,100				758,431

Sean F. Durbin
Variable Cash (2)			0	659,063	1,647,656
Stock Options (3)	3/7/2023	2/28/2023								10,540	354.14	882,198
RSUs (4)	3/7/2023	2/28/2023							1,595			543,544
ROC PSUs (5)	3/7/2023	2/28/2023				0	2,395	4,790				816,168
TSR PSUs (5)	3/7/2023	2/28/2023				0	1,595	3,190				780,449

Guillermo Bichara
Variable Cash (2)			0	720,813	1,802,033
Stock Options (3)	3/7/2023	2/28/2023								11,085	354.14	927,815
RSUs (4)	3/7/2023	2/28/2023							1,680			572,510
ROC PSUs (5)	3/7/2023	2/28/2023				0	2,520	5,040				858,766
TSR PSUs (5)	3/7/2023	2/28/2023				0	1,680	3,360				822,041
(1)

On February 28, 2023, the HC Committee approved the stock options, PSUs and RSUs to be granted to NEOs. It set March 7, 2023 as the actual grant date for all award types. For a more detailed description of equity grant practices, see the CD&A under the caption “2023 Equity Award Grants.”

(2)

The actual amount of performance-based variable compensation paid for 2023 performance is shown in the “Summary Compensation Table” under “Non-Equity Incentive Plan Compensation.” The amounts shown in these columns in the table above are the range of potential 2023 payments that could have been made. For more information, see the descriptions in the CD&A under the caption “Annual Performance-Based Variable Compensation.”

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(3)	These are the number of shares underlying stock option grants made in March 2023. See the explanation set forth in the CD&A under the caption “2023 Equity Award Grants” for more information.
(4)	This is the number of RSUs granted in March 2023. See the explanation set forth in the CD&A under the caption “2023 Equity Award Grants” for more information.
(5)

These are the threshold, target and maximum number of shares that may be earned under PSU awards made in March 2023. See the explanation set forth in the CD&A under the caption “2023 Equity Award Grants” for more information.

(6)

The amounts shown are the full grant date fair values of the RSU, PSU, and the stock option awards made in 2023, calculated in accordance with accounting standards related to share-based compensation. The values for the PSU awards are based on the target number of units granted. These amounts are neither paid to any NEO nor equal to the amounts recognized by the Company as compensation expense in 2023.

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2023 Outstanding Equity Awards at Fiscal Year-End

The table below shows outstanding equity awards at the end of 2023. The material terms of the awards are described under the caption “2023 Equity Award Grants” in the CD&A and in the footnotes to the table below. Treatment of equity awards upon termination of employment is described in the “Severance and Other Change-in-Control Benefits” section under the caption “Equity Awards.”

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price ($)(2)	Option Grant Date	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4)(5)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(6)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(4)

Sanjiv Lamba	40,470	0	176.63	3/20/2019	3/20/2029	17,245	7,082,694	51,445	21,128,976

	37,565	0	173.13	3/9/2020	3/8/2030

	27,330	13,665	253.68	3/8/2021	3/7/2031

	18,306	36,614	270.99	3/7/2022	3/5/2032

	0	46,365	354.14	3/7/2023	3/7/2033
Matthew J. White	40,865	0	128.38	2/24/2015	2/24/2025	8,730	3,585,498	28,805	11,830,502
	85,205	0	102.22	2/23/2016	2/23/2026
	72,795	0	118.71	2/28/2017	2/26/2027
	64,665	0	154.00	2/27/2018	2/25/2028
	47,020	0	176.63	3/20/2019	3/20/2029
	43,695	0	173.13	3/9/2020	3/8/2030
	22,880	11,440	253.68	3/8/2021	3/7/2031
	7,511	15,024	270.99	3/7/2022	3/5/2032
	0	18,970	354.14	3/7/2023	3/7/2033

John M. Panikar	3,899	0	176.63	3/20/2019	3/20/2029	4,790	1,967,301	15,850	6,509,754

	10,175	0	173.13	3/9/2020	3/8/2030

	12,713	6,357	253.68	3/8/2021	3/7/2031

	4,131	8,264	270.99	3/7/2022	3/5/2032

	0	10,245	354.14	3/7/2023	3/7/2033

Sean F. Durbin	12,170	0	154.00	2/27/2018	2/25/2028	4,835	1,985,783	15,965	6,556,985

	7,795	0	176.63	3/20/2019	3/20/2029

	7,045	0	173.13	3/9/2020	3/8/2030

	12,713	6,357	253.68	3/8/2021	3/7/2031

	4,131	8,264	270.99	3/7/2022	3/5/2032

	0	10,540	354.14	3/7/2023	3/7/2033

Guillermo Bichara	26,980	0	176.63	3/20/2019	3/20/2029	5,210	2,139,799	17,285	7,099,122

	26,155	0	173.13	3/9/2020	3/8/2030

	13,983	6,992	253.68	3/8/2021	3/7/2031

	4,426	8,854	270.99	3/7/2022	3/5/2032

	0	11,085	354.14	3/7/2023	3/7/2033

(1)	All listed stock option awards vest in three consecutive equal annual installments beginning on the first anniversary of their respective grant date.
(2)

The exercise price for all listed stock options is equal to the closing price on the New York Stock Exchange (NYSE) on the date of grant. In late 2023, the Company’s common stock began trading on the Nasdaq Stock Market (Nasdaq) and future stock option awards will have an exercise price that is equal to the closing price on the Nasdaq on their respective grant date.

(3)

This column includes the number of shares underlying the RSU awards granted to the NEOs in March 2021, 2022 and 2023. Additional information is discussed in the CD&A under the caption “2023 Equity Award Grants.”

(4)

The market value reported in this column is the number of unvested restricted stock units multiplied by the $410.71 December 29, 2023 closing price of the Company’s common stock as reported on the Nasdaq.

(5)	Where applicable under U.S. tax law, the Company collects from NEOs and pays Federal Insurance Contributions Act (FICA) taxes on awards.
(6)

This column includes the actual number of shares paid in settlement of the PSUs granted in March 2021, plus the target number of PSUs granted in March 2022 and 2023. The PSUs granted in 2021 vested at 200% of their respective targets and were paid out in March 2024. See “2021-23 Performance Share Unit Payouts” in the CD&A section of this Proxy Statement for more information.

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2023 Option Exercises and Stock Vested

This table provides information about any stock options that were exercised and PSUs and RSUs that vested during 2023.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)(2)	Value Realized on Vesting ($)(2)
Sanjiv Lamba	0	0	17,360	6,005,171
Matthew J. White	0	0	20,190	6,984,125
John M. Panikar	0	0	4,710	1,629,283
Sean F. Durbin	9,945	2,370,604	3,260	1,127,699
Guillermo Bichara	78,900	19,101,324	12,090	4,182,173

(1)

The option exercise value realized for 2023 equals (i) the Nasdaq market price of the Company’s common stock at the time of the option exercise minus the option exercise price, multiplied by (ii) the number of option shares exercised. All amounts reported are before taxes.

(2)

These values represent shares acquired pursuant to the vesting and payout in March 2023 of Company PSU and RSU awards that were granted in March 2020. At the achieved performance levels, the PSUs granted in 2020 vested and were settled at 200% of their respective targets. The value of the shares is before taxes and equals the number of shares paid out multiplied by the Nasdaq closing price of the Company’s common stock on the applicable vesting date.

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2023 Pension Benefits

The table below shows certain retirement benefit information under the Company’s Pension Programs and agreements.

	Plan Name(1)	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit ($)(2)	Payments During Last Fiscal Year ($)
Sanjiv Lamba	Linde Pension Obligation	13	5,228,362	0
	Linde U.S. Pension Plan	2	25,000	0
	Supplemental Retirement Income Plan	2	240,000	0
Matthew J. White	Linde U.S. Pension Plan	19	227,000	0
	Supplemental Retirement Income Plan	19	632,000	0
John M. Panikar	Linde U.S. Pension Plan	32	2,099,000	0
	Supplemental Retirement Income Plan	32	6,925,000	0
Sean F. Durbin	Linde U.S. Pension Plan	32	258,000	0
	Supplemental Retirement Income Plan	32	237,000	0
Guillermo Bichara (3)	Linde U.S. Pension Plan	17	138,000	0
	Supplemental Retirement Income Plan	17	416,000	0

(1)

Mr. Panikar participates in the Linde U.S. Pension Program’s Traditional Design component and Messrs. Lamba, White, Durbin and Bichara participate in the Linde U.S. Pension Program’s Account-Based Design Component. Mr. Lamba’s pension entitlements for his service through the end of 2021 are set out in an individual contract that is described in further detail under “Additional Information Regarding 2023 Pension Benefits Table” below. For benefits accruing for his service completed after 2021, Mr. Lamba participates in the Linde U.S. Pension Program’s Account-Based Design Component. Further details of the Company’s pension obligations for each NEO are included under “Additional Information Regarding 2023 Pension Benefit Table” below.

(2)	See the narrative after the table for a description of the Present Value of Accumulated Benefit. The values for each plan listed above are additive.
(3)

In addition to the benefit he has accrued under the general terms of the Company’s Pension Program, the Supplemental Retirement Income Plan Present Value of Accumulated Benefit for Mr. Bichara reflects a one-time credit of $53,302.70 that was made on his behalf under a 2011 agreement with the Company in connection with the transfer of his employment to the U.S. from the Company’s Mexico affiliate. The contribution represents the benefit that he would have accrued under the Linde U.S. Pension Program’s Account-Based Design Component had his employment with the Company’s Mexico Affiliate from 2006 through 2011 been included as eligible service under the U.S. Pension Program. This amount vested in 2013 and accrues interest credits annually in the same manner and at the same rate as other benefits under the Pension Program’s Account-Based Design Component.

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Additional Information Regarding 2023 Pension Benefits Table

Present Value of Accumulated Benefit

The 2023 Pension Benefits table includes a “Present Value of Accumulated Benefit.” This is the value in today’s dollars of the total expected future retirement benefits that each NEO may receive under the Pension Program or their contract, as applicable. These are accrued amounts as of the end of 2023. For any given year, there will be a change in the accumulated benefit. For example, from one year to the next, the accumulated benefit may increase because a NEO has worked for an additional year and received credit for that or their pensionable earnings have increased. The accumulated benefit may also increase or decrease based on the interest rate used to calculate the present value of the NEO’s retirement payments compared to the prior year. The annual change in accumulated benefit is disclosed in the

“Summary Compensation Table” in the “Change in Pension Value” column.

The Company recognizes these amounts as a future pension liability on its financial statements. The Company calculates these amounts using complex actuarial valuations and assumptions. These assumptions are described in Note 16 to the Company’s 2023 financial statements in the 2023 Form 10-K and Annual Report. However, as required by SEC rules, the 2023 Pension Benefits table assumes that each NEO will retire at the earliest retirement age that would provide full (unreduced) benefits. The value in today’s dollars of the total retirement benefits that each NEO eventually receives may be more or less than the amount shown in the 2023 Pension Benefits table.

General Terms of the Linde U.S. Pension Program

Except as otherwise noted, the NEOs participate in the same pension program maintained for other eligible U.S. employees of the Company (the “Pension Program”). The Company has an obligation to pay pension benefits according to formulas described below. The Pension Program does not include the Company’s U.S. 401(k) Plan. The 401(k) Plan is funded by employee and Company contributions, but the Company does not promise any given retirement benefit. Instead, any retirement payments will depend on employee and Company contributions and the investment return on those contributions.

The Pension Program has the following two parts:

1. The Linde U.S. Pension Plan (the “Pension Plan”) is intended to meet Federal tax law rules so that it will be considered a “tax-qualified” defined benefit retirement plan. Applicable laws require the Company to periodically set aside funds to meet its obligations under this plan. The rules also limit the amount of benefits that can be paid and do not allow using pay above certain levels to calculate retirement benefits. One or more of these limitations apply to each NEO and to certain other employees. Therefore, the Company also maintains “non-qualified” supplemental plans.

2. The Linde Inc. Equalization Benefit and Supplemental Retirement Income Plans (collectively referred to as the “SRIP”) are non-qualified deferred compensation plans under U.S. tax rules. Therefore, the Company does not set aside funds to meet these plan obligations. Instead, SRIP participants have only the Company’s promise to pay the amounts due following their separation from service with the Company. The terms of the SRIP are largely the same as those of the Pension Plan except that: (i) benefits payable under the SRIP are not limited by the Federal tax law limits, (ii) in order to comply with Federal tax law governing non-qualified deferred compensation plans, benefits accrued under the SRIP are payable at different times and

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in different forms than those payable under the Pension Plan, and (iii) NEOs may have additional benefits paid under the SRIP that are not the same as the standard benefits of the Pension Plan (see Note 3 following the “2023 Pension Benefits” table regarding a preexisting agreement for Mr. Bichara).

Benefits under the Pension Program are calculated under one of the following two basic designs:

Traditional Design (Applicable to Mr. Panikar)

●

The Traditional Design program is applicable only to eligible U.S. employees who were hired by legacy Praxair, Inc. prior to May 1, 2002. This benefit formula considers an employee’s final average pay and years of service with the Company. For this purpose, the employee’s “final average pay” is generally equal to the employee’s highest three years of salary plus annual variable compensation out of their last ten years of service.

●

Generally, an employee’s annual pension benefit is determined using a formula of 1.5% times the employee’s years of service with the Company times the employee’s final average pay. This is subject to several reductions, including offsets for the employee’s projected Social Security benefits and certain pension benefits payable under pension programs maintained by the Company’s subsidiaries or affiliates.

●

Unreduced pension benefits are generally payable from the Pension Plan in an annuity beginning following the employee’s separation from service after the earliest of (i) the employee’s reaching age 65, (ii) the employee’s reaching age 62 and completing at least 10 years of service with the Company, or (iii) when the sum of the employee’s age plus years of service with the Company equals at least 85. Mr. Panikar is currently eligible to immediately commence an unreduced pension benefit following his separation from service.

●	Traditional Design benefits under the SRIP are generally payable in a lump sum following the employee’s separation from service with the Company with the lump sum payment being actuarially equivalent to the employee’s accrued benefit under the SRIP determined using actuarial factors set forth in the Pension Program.
●

Traditional Design SRIP benefits become immediately vested and payable in a lump sum upon the occurrence of a change-in-control of the Company (as defined in the SRIP) unless the NEO has made a valid election to waive the right to receive an accelerated payment of their SRIP benefit in connection with a change-in-control and to instead receive such payment in the ordinary course.

Account-Based Design (Applicable to Messrs. Lamba, White, Durbin and Bichara)

●

This is a “cash balance” pension design that applies to eligible U.S. employees of the Company who are not covered under the Traditional Design program. The Company makes an annual notional “contribution” for each participant equal to 4% of eligible pay (salary plus annual variable compensation) and credits each participant’s account with interest annually based on the 30-year Treasury Bond rate in effect during the preceding October.

●

Benefits vest upon the employee’s completion of three years of service and are generally payable in an annuity form or, if elected by the participant, in a lump sum, beginning any time after the participant’s termination of employment.

●	Account-based benefits under the SRIP are payable in a single lump sum following the employee’s separation from service and

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become immediately vested and payable upon the occurrence of a change-in-control of the Company (as defined in the SRIP) unless the NEO has made a valid election to waive the right to receive an accelerated payment of their SRIP benefit in connection with a change-in-control and to instead receive such payment in the ordinary course.
●	Mr. Lamba became a U.S. employee on January 1, 2022 and began accruing pension benefits under the Pension Program’s Account-Based Design at that time.

Linde Pension Commitments Applicable to Mr. Lamba for Service Prior to 2022

In addition to the benefits that he began accruing in 2022 under the U.S. Pension Program’s Account-Based Design, Mr. Lamba is entitled to pension benefits for his service with Linde completed prior to 2022. These benefits are provided pursuant to an agreement between him and an affiliate of the Company. Following his retirement from service with the Company upon or after attaining age 65, Mr. Lamba is eligible to receive a monthly benefit for life equal to €20,227, subject to an annual adjustment to reflect changes in the consumer price index. In the event Mr. Lamba terminates employment with the Company prior to attaining age 65, including on account of his disability, he is eligible to commence payment of a reduced benefit.

In the event of Mr. Lamba’s death, a benefit equal to 60% of the benefit he was receiving or, in the event his death prior to his commencement, the amount he would have received, is payable to his surviving spouse, and an additional benefit is payable to each of his of children until they attain age 18 or for as long as the child remains a student, through age 26. The benefit payable to each child is either 10% or 25% of Mr. Lamba’s benefit depending upon whether the child’s other parent remains alive. The collective benefit payable to all of Mr. Lamba’s children may not exceed 50% of his benefit and the aggregate benefits payable to his surviving spouse and children collectively, may not exceed 100% of his benefit.

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2023 Nonqualified Deferred Compensation

This table shows information regarding compensation amounts, if any, that (i) the NEOs decided not to receive in cash but elected to defer to a later date under the U.S. Linde Compensation Deferral Program, (ii) are Company contributions to the Compensation Deferral Program, or (iii) are shares payable in settlement of a vested PSU or RSU award that the NEO elected to defer to a later date pursuant to the terms of the applicable Linde Long Term Incentive Plan and award agreements.

Name	Executive Contributions in Last Fiscal Year ($)	Company Contributions in Last Fiscal Year ($)(1)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)(2)

Sanjiv Lamba	0	52,250	12,895	0	112,020

Matthew J. White	0	27,000	116,385	0	564,698

John M. Panikar	0	13,641	16,475	0	89,799

Sean F. Durbin	0	18,188	21,798	0	118,953

Guillermo Bichara	0	21,438	60,070	0	298,997

(1)

The amount shown are the Company contributions for NEOs made in 2024 for 2023. These amounts are included in “All Other Compensation” in the “Summary Compensation Table.” Also, see the further explanation below under the caption “Material Terms of the U.S. Compensation Deferral Program.”

(2)

Balances are net of prior payouts and otherwise are the total of (i) Company contributions made to the U.S. Compensation Deferral Program on behalf of each NEO, and (ii) any notional investment earnings on these amounts. The balances were not amounts paid in 2023. As of December 31, 2023, none of the NEO’s had elected to make voluntary contributions to the Compensation Deferral Program or to defer payment of any RSU or PSU awards and the balances shown consist solely of Company contributions and earnings thereon.

Material Terms of the U.S. Compensation Deferral Program

Deferral Elections; Company Contributions

Eligible senior employees on the Company’s U.S. payroll, including NEOs, may elect to defer receipt of all or a portion of their annual variable compensation payments and/or base salaries, subject to limitations to ensure that sufficient un-deferred pay remains available to cover applicable withholding taxes and benefit premiums. As of December 31, 2023, no NEO had elected to make any elective deferrals to the program.

In addition, the Company makes a notional contribution to the Compensation Deferral Program on behalf of each eligible NEO equal to the matching contributions that would have been made under the Company’s U.S. 401(k) plan on behalf of the NEO but for the application of certain U.S. Federal tax law limits under that plan.

The Company does not fund or segregate any monies from its general funds, create any trusts, or make any special deposits for payment of benefits under the Compensation Deferral Program. A participant’s right to receive a payment under the Compensation Deferral Program is no greater than the right of an unsecured general creditor of the Company.

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Deferral Investments

Participants may notionally invest their deferred compensation into either (1) the Linde plc stock-unit equivalent account whose value tracks the market value of Linde common stock, including reinvestment of dividends into additional Linde stock-equivalent units, or (2) a fixed income account whose interest rate is fixed annually and is equal to the 1-year U.S. Treasury Bond rate as of the end of the immediately preceding year, plus 50 basis points. All Company contributions are made into the Linde plc stock-unit equivalent account. No preferential earnings are paid to participants, including NEOs.

Deferral Payouts

When a deferral election is made, a participant elects to receive payment in either a lump sum or substantially equal installments over ten years following termination of employment or a specified later year. Payment is accelerated in the case of the participant’s death. Company contributions are paid out in a lump sum upon retirement or other separation from service.

If a change-in-control of the Company (as defined in the U.S. Compensation Deferral Program) occurs, all previously deferred amounts will be paid unless elected otherwise by the NEO.

Material Terms of PSU and/or RSU Deferral Elections

Deferral Elections and Payouts

Within 30 days immediately following the grant of an RSU and/or PSU award, eligible U.S. employees, including NEOs, may voluntarily elect to defer the payment of any shares due upon the vesting of the award to a future date. As of the end of 2023, none of the NEOs had elected to defer the payment of any RSU or PSU awards.

Payments in respect to a deferred award will be made in shares in either a lump sum, payable in March of any future year that is between four and 13 years after the grant date, or in substantially equal installments over ten years beginning in

March of any year that is between four

and eight years after the grant date, as elected by the employee. During the period after the underlying PSU and/or RSU award vests and before payment, the award will accrue dividend equivalents at the same rate paid to shareholders.

Payment is accelerated in the case of the employee’s death, permanent disability, or termination by the Company without “cause” or by the employee for “good reason” within 24 months following a change-in-control.

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Executive Compensation Matters Severance and Other Change-In-Control Benefits

Severance and Other Change-In-Control Benefits

The severance and other change-in-control benefits available to each of the NEOs are described below. The benefits applicable to each NEO depend on the programs in which they participate and the contractual obligations between Linde and the NEO, if any.

The Company has not entered into any individual agreements with any NEO that would obligate it to pay post-employment severance benefits, including in connection with a change-in-control of the Company. Rather, the Company maintains a U.S. severance plan that provides certain benefits to all eligible U.S. employees, including the NEOs, in connection with certain Company-initiated terminations.

Under the U.S. Severance Plan and other programs:

●	No severance payout and forfeiture of unvested equity awards and vested unexercised stock options are required upon a for-cause termination.

●

Upon a without-cause termination, the maximum severance benefit is generally limited to 26 weeks of base pay, dependent upon length of service at time of termination, and is conditioned upon the employee’s general release of all claims against the Company.

●	The Company retains discretion to pay additional severance benefits.

General Assumptions

The table below shows the estimated payments and/or benefits in connection with the following events based upon the following assumptions.

“Voluntary Termination,” which includes a NEO’s voluntary resignation, before or after meeting specified age and service requirements, and “Involuntary-for-Cause Termination,” which includes the Company’s termination of a NEO’s employment for reasons such as violation of certain Company policies or for certain performance-related issues.

For purposes of this section, the specified “age and service” requirements are generally satisfied if a NEO terminates employment with the Company other than for cause after both (a) attaining age 55 or 65 (as applicable to the respective award), and (b) completing at least 10 years of service.

“Involuntary Termination,” which includes a termination other than for cause, but not including a termination related to a change-in-control of the Company. Terminations due to death or disability result in substantially the same treatment as an Involuntary Termination, except as otherwise described.

A “Change-in-Control” of the Company, as defined under the plans and agreements described below.

Generally, under these plans and agreements, a “change-in-control” means, (1) any consolidation or merger in which the Company is not the continuing or surviving corporation; (2) the liquidation of the Company or the sale of all or substantially all of the assets of the Company; (3) an acquisition by a person or group of more than 20% of the Company’s outstanding shares; or (4) a change in the majority composition of the Board not approved by two-thirds of the directors in office before the change.

Set forth below after the table are narrative descriptions of payments and/or benefits that would have been provided, if any, related to each employment termination event or a change-in-control, as of December 31, 2023. Also discussed is the basis

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upon which the payments and/or benefits were calculated. Except as noted, these amounts are the incremental or enhanced amounts that a NEO would have received that are greater than those that the Company would have provided to employees generally under the same circumstances. They are estimates only and are based on various assumptions. The actual amounts that would be paid or the benefits that would be provided can be determined only at the time that each event occurs.

The table and the narrative discussion assume that (i) each NEO’s employment terminated on December 31, 2023 due in turn to each termination event; (ii) a change-in-control occurred on December 31, 2023 under the terms of various plans and agreements, regardless of a termination of employment, and (iii) values related to outstanding stock awards reflect the market value of the Company’s common stock of $410.71 per share, which was the closing price on the Nadaq as of December 29, 2023.

2023 Amounts Potentially Payable Upon Termination

Name	Termination Event	Severance Benefits ($)	Other Post- Termination Benefits ($)	Deferred Compensation Payout ($)	Performance- Based Variable Compensation Payments ($)	Equity Awards ($)	Retirement Benefit Enhancements ($)	Reduction of Payments ($)	Total for Each Termination Event

Sanjiv Lamba	Voluntary or Involuntary for Cause	0	0	0	0	0	0	0	0
	Involuntary	0	0	0	0	26,612,199	341,784	0	26,953,983
	Change-in-Control	0	0	0	0	38,096,061	341,784	0	38,437,845

Matthew J. White	Voluntary or Involuntary for Cause	0	0	0	0	0	0	0	0
	Involuntary	0	0	0	0	15,441,404	0	0	15,441,404
	Change-in-Control	0	0	0	0	20,384,709	0	0	20,384,709

John M. Panikar	Voluntary or Involuntary for Cause	0	0	0	0	0	0	0	0
	Involuntary	0	0	0	0	8,517,296	0	0	8,517,296
	Change-in-Control	0	0	0	0	11,209,500	0	0	11,209,500

Sean F. Durbin	Voluntary or Involuntary for Cause	0	0	0	0	0	0	0	0
	Involuntary	0	0	0	0	8,552,055	0	0	8,552,055
	Change-in-Control	0	0	0	0	11,291,902	0	0	11,291,902

Guillermo Bichara	Voluntary or Involuntary for Cause	0	0	0	0	0	0	0	0
	Involuntary	0	0	0	0	9,287,869	0	0	9,287,869
	Change-in-Control	0	0	0	0	12,201,035	0	0	12,201,035

Severance Benefits

Involuntary Termination. The NEOs are eligible for severance benefits which are determined in the same manner as for all other eligible U.S. employees of the Company, as described above.

Change-in-Control. No NEO is entitled to any additional severance benefits on account of the termination of their employment in connection with a change-in-control.

Other Post-Termination Benefits

The Company currently makes retiree medical benefits available to eligible U.S. employees who participate in the Pension Program’s Traditional Design, including Mr. Panikar, provided that they meet certain requirements at the time of their termination. There are no other post-termination benefits to be provided to Messrs. Lamba, White, Durbin or Bichara.

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Deferred Compensation Payout

Each NEO’s accrued balance in their U.S. Linde Compensation Deferral Program account, if any, is payable in accordance with program terms, as described under the “Nonqualified Deferred Compensation” table.

Change-in-Control. Under the U.S. Linde Compensation Deferral Program, the payout of deferred balances is accelerated upon a change-in-control unless the NEO has previously made a valid election to waive rights to receive an accelerated payment in connection with the change-in-control, and instead, to receive payment in accordance with their previous election.

Annual Performance-Based Variable Compensation Payments

Annual performance-based variable compensation awards that NEOs may receive are entirely at the discretion of the HC Committee. It is speculative whether the HC Committee would have made such awards for 2023 if a NEO’s employment terminated.

If an award had been made for the 2023 calendar year, it would have been fully earned at December 31, 2023.

Equity Awards

The following table summarizes the treatment of unvested equity awards in the event of a Voluntary Termination, Involuntary Termination, or a Change-in-Control.

	Voluntary	For Cause	Death	Disability	Change-in-Control
Stock options	Immediately forfeited but will continue to vest in the ordinary course if NEO terminates after the first anniversary of the grant date and satisfied the specified age and service requirements prior to termination	Immediately forfeited	Immediately vest in full	Immediately vest in full	No accelerated vesting unless the NEO’s employment is terminated by the acquirer without cause or by the NEO for good reason, in either case within two years following the Change-in-Control (“Double Trigger”)
RSUs

Immediately
forfeited but will
immediately vest
with settlement on
the third
anniversary of the
grant date if NEO
terminates after the
first anniversary of
the grant date and
satisfied the
specified age and
service
requirements prior
to termination

		Immediately forfeited	Pro rata portion vests immediately	Pro rata portion vests immediately	No accelerated vesting unless Double Trigger occurs
PSUs

Immediately
forfeited but will
continue to vest in
the ordinary course,
subject to
satisfaction of the
applicable
performance criteria
if NEO terminates
after the first
anniversary of the
grant date and
satisfied the
specified age and
service
requirements prior
to termination

		Immediately forfeited	Pro rata portion (based on target number of shares granted) vests immediately	Pro rata portion (based on target number of shares granted) vests immediately	Awards convert to RSUs based on the higher of the target number of shares granted and the number of shares determined from actual performance up to the Change-in-Control; no accelerated vesting unless Double Trigger occurs

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For purposes of this disclosure, values are attributed solely to the acceleration of vesting of outstanding awards. To the extent that accelerated vesting occurs as described above, the option acceleration value shown in the above table is determined by the difference between the exercise price of the accelerated options and the per share price of the Company’s common stock times the number of the accelerated option shares. The acceleration values of the RSU and PSU awards is determined as the per share price of the Company’s common stock times the number of shares subject to the award (target number of shares for PSUs).

Retirement Benefit Enhancements

The Pension Program and contractual pension entitlements for each NEO are discussed as part of the “2023 Pension Benefits” table above. Except as discussed below, no enhanced pension benefits would be payable to any NEO that are not otherwise included in the 2023 Pension Benefits table.

Voluntary Termination, Involuntary-for-Cause Termination, and Involuntary Termination. Messrs. White, Panikar, Durbin and Bichara would not be entitled to any additional or enhanced benefit under these termination events, but any vested benefit would be preserved and would become payable under the Pension Program at such time as the NEOs would otherwise become eligible for pension payments.

Pursuant to his earlier agreement with an affiliate of the Company, in the event that Mr. Lamba terminates employment due to death, disability, or his involuntary termination other than for cause, he or his beneficiary, as applicable, is entitled to certain retirement benefit enhancements. The amount shown in the table, reflect the values of these benefit enhancements.

Change-in-Control. Benefits under the SRIP become immediately vested and payable in a lump sum upon the occurrence of a change in control unless the NEO has previously made a valid election to waive rights to receive such payment in connection with the change-in-control and to instead receive such payment in the ordinary course. There is no value calculated for any acceleration as each NEO is already fully vested in their SRIP benefit and would simply receive payment sooner than if a change in control had not occurred.

Mr. Lamba is not entitled to any additional retirement benefit enhancements in connection with a change-in-control. However, if his employment was terminated following a change-in-control, the enhanced retirement benefits due under his agreement in connection with his termination other than for cause would apply. This value is shown in the table.

No Excise Tax Gross-Up Payments

The Company has no agreements in place that require it to reimburse any NEO for excise or other taxes they may owe under Section 4999 of the Internal Revenue Code or otherwise due to their receipt of excess “parachute” payments in connection with a change-in-control.

Linde plc | 81

Executive Compensation Matters Pay versus Performance

Pay versus Performance
Pay Versus Performance Table
The table and related graphs below disclose the relationship of (i) compensation for the CEO and other NEOs and (ii) Company performance as defined by, and required under, Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and related SEC rules for the years ended December 31, 2023, 2022, 2021 and 2020. For further information concerning the Company’s variable pay-for-performance
philosophy and how the Company aligns executive compensation with its performance, refer to the CD&A.

							Value of Initial Fixed $100 Investment Based on:
Year	Summary Compensation Table Total for First CEO (1)	Summary Compensation Table Total for Second CEO (2)	Compensation Actually Paid to First CEO (3) (4)	Compensation Actually Paid to Second CEO (3) (4)	Average Summary Compensation Table Total for non-CEO NEOs (5)	Average Compensation Actually Paid to non-CEO NEOs (3) (4)	Total Shareholder Return	Peer Group Total Shareholder Return (6)	Net Income ($ millions)	After- Tax Return on Capital (7)

2023	N/A	19,200,255	N/A	37,797,969	6,915,460	15,410,187	$204.94	$151.73	6,199	25.4%

2022	362,539	14,601,322	11,788,827	24,588,666	5,043,958	8,752,653	$160.52	$134.76	4,147	22.9%

2021	31,426,032	N/A	60,017,000	N/A	8,514,019	15,425,165	$167.93	$153.67	3,826	17.7%

2020	18,556,901	N/A	36,698,242	N/A	5,174,579	10,226,417	$125.90	$120.73	2,501	13.4%

(1)	Amounts reported in this column and others related to the “First CEO” are for Stephen F. Angel, who served as Chief Executive Officer of the Company until his retirement from employment in March 2022.

(2)	Amounts reported in this column and others related to the “Second CEO” are for Sanjiv Lamba, who succeeded Mr. Angel as Chief Executive Officer of the Company upon Mr. Angel’s retirement.

(3)
The dollar amounts do not reflect the actual amounts of compensation paid to the Company’s CEO and other NEOs in each applicable year, but rather represent the amount of “compensation actually paid” as defined by the SEC rules, which includes: (1) the year-end
value of equity awards granted in each applicable year, (2) the change in value of equity awards that were unvested at the end of the prior year, measured through the date the awards vested or through the end of the reported calendar year, and (3) certain pension-related costs.

The calculation of equity award values described above required that the awards be measured as of each vesting date or year-end,
as applicable, using certain assumptions. For
ROC-measured
PSUs and RSUs, the fair values are based on the closing market price of Linde’s ordinary shares on each valuation date adjusted for dividends that were not paid during the remaining vesting period, if any. For relative
TSR-measured
PSUs, the fair values are based on Monte Carlo simulations performed as of each valuation date. Footnote 8 contains a table summarizing the relevant Monte Carlo modeling inputs associated with each award/valuation date for the 2023 calculation.

The Company utilizes the Black-Scholes Option-Pricing Model to determine the fair value of stock options. Management is required to make certain assumptions with respect to selected model inputs, including anticipated changes in the underlying stock price (i.e., expected volatility) and option exercise activity (i.e., expected life). Expected volatility is based on the historical volatility of the Company’s stock over the most recent period commensurate with the estimated expected life of the Company’s stock options and other factors. The expected life of options is based primarily on historical exercise experience. The expected dividend yield is based on the Company’s most recent history and expectation of dividend payouts. The risk-free rate is based on the U.S. Treasury yield curve in effect at the time of valuation for a period commensurate with the estimated expected life. Footnote 9 contains a table summarizing the weighted-average assumptions that were used to value the stock option awards for the 2023 calculation.

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 Linde plc

Executive Compensation Matters Pay versus Performance

(4)	Deductions from, and additions to, total compensation in the Summary Compensation Table by year to calculate Compensation Actually Paid consist of:

	2023

	CEO	Average Non- CEO NEOs

Total Compensation from Summary Compensation Table	$19,200,255	$6,915,460

Adjustments for Pension

Adjustment for Aggregate Change in Actuarial Present Value of Pension	($868,883)	($513,000)

Amount added for current year service cost	$85,597	$71,296

Total Adjustments for Pension	($783,286)	($441,704)

Adjustments for Equity Awards

Adjustment for grant date values in the Summary Compensation Table	($13,290,542)	($3,644,289)

Year-end fair value of unvested awards granted in the current year	$21,020,955	$5,860,538

Year-over-year difference of year-end fair values for unvested awards granted in prior years	$4,935,742	$3,086,726

Difference in fair values between prior year-end fair values and vest date fair values for awards granted in prior years	$6,714,845	$3,633,456

Total Adjustments for Equity Awards	$19,381,000	$8,936,431

Compensation Actually Paid (as calculated)	$37,797,969	$15,410,187

(5)
Amounts reported in this column and others related to the
non-CEO
NEOs are for: Matthew J. White, John M. Panikar, Sean F. Durbin, and Guillermo Bichara in 2023 and 2022; Sanjiv Lamba, Matthew J. White, John M. Panikar, and Sean F. Durbin in 2021; and Sanjiv Lamba, Matthew J. White, Eduardo Menezes, and Andreas Opfermann in 2020.

(6)
Figures reported in this column are for peers in the Standard & Poor’s S5 Materials Index (“S5MATR”) which covers 28 companies, including Linde, consistent with the peer group used by the Company for purposes of Item 201(e) of Regulation
S-K.

(7)
Adjusted
after-tax
return on capital is a
non-GAAP
measure. For definition and reconciliation, please see Appendix to the Investor Teleconference Presentations Fourth Quarter 2023, 2022, 2021, and 2020. While the Company uses numerous financial and non-financial
performance measures for the purpose of evaluating performance under the Company’s compensation programs, the Company has determined that adjusted after-tax
return on capital is the financial performance measure that, in the Company’s assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the table) used by the Company to link compensation actually paid to the NEOs, for the most recently completed fiscal year, to Company performance.

(8)
Below is a table summarizing the relevant Monte Carlo modeling inputs associated with each award/valuation date for purposes of calculating the Compensation Actually Paid to the CEO and other NEOs in 2023.

Grant date	3/7/2022		3/7/2023

Valuation date	12/31/2022	12/31/2023	12/31/2023

Remaining perf. period (yrs.)	2	1	2

Valuation date price	$ 326.18	$ 410.71	$ 410.71

Company volatility	24.81%	19.69%	25.15%

Peer group median volatility	29.43%	24.79%	29.30%

Risk-free interest rate	4.36%	4.73%	4.19%

Dividend yield	1.43%	1.25%	1.24%

Avg. correlation coefficient	0.45171713	0.371039847	0.452101894

Company TSR during gap	(1.44)%	25.82%	25.52%

Peer med. TSR during gap	(14.18)%	(0.60)%	13.27%

Linde plc
|

Executive Compensation Matters Pay versus Performance

(9)	Below is a table summarizing the weighted-average assumptions that were used to value the stock option awards for purposes of calculating the Compensation Actually Paid to the CEO and other NEOs.

Grant Date	3/9/2020		3/8/2021			3/7/2022			3/7/2023
Valuation date	12/31/2022	3/9/2023	12/31/2022	3/8/2023	12/31/2023	12/31/2022	3/7/2023	12/31/2023	12/31/2023

Dividend yield	1.43%	1.47%	1.43%	1.44%	1.24%	1.43%	1.44%	1.24%	1.24%

Volatility	26.60%	25.27%	24.00%	23.96%	21.72%	24.00%	23.96%	21.72%	23.83%

Risk-free rate	4.16%	4.49%	4.06%	4.47%	3.95%	4.06%	4.44%	3.95%	3.86%

Expected term	3	3	4	4	3	4	4	3	4
Narrative Disclosure to Pay versus Performance Table
Most Important Performance Measures Used to Link Executive Compensation and Company Performance
As described in greater detail in the CD&A, the Company’s executive compensation program reflects a variable pay-for-performance
philosophy. The metrics that the Company uses for both short- and long-term incentive awards are selected with the objective of incentivizing the NEOs to increase the value of the enterprise to the Company’s shareholders. The following table lists the seven most important company performance measures used by Linde to determine the compensation of the CEO and other NEOs in 2023.

After-Tax Return on Capital

Net Income

Relative TSR

Sales

Operating Cash Flow

Greenhouse Gas Emissions

Core Values (Safety, Health & Environment; Sustainability; Compliance & Integrity; and Human Capital)

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 Linde plc

Executive Compensation Matters Pay versus Performance

Relationship of Compensation Actually Paid and TSR (Linde and Peer Group), by Year
The graph below compares the Compensation Actually Paid to the CEO and other NEOs, respectively, to the cumulative returns of Linde’s ordinary shares and the ordinary shares of Linde’s peers, respectively. Consistent with the disclosure rules, the total shareholder return (“TSR”) figures are based on an initial investment of $100 on December 31, 2019 and the reinvestment of all dividends. The compensation actually paid to the CEO and other NEOs is aligned with the Company’s cumulative TSR over the period presented because a significant portion of the compensation actually paid to the CEO and other NEOs is comprised of equity awards.

* For 2022, total amounts of Compensation Actually Paid to both Mr. Angel and Mr. Lamba are included as both served as CEO for a portion of the year.

Linde plc
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Executive Compensation Matters Pay versus Performance

Relationship of Compensation Actually Paid and Linde Net Income, by Year
The graph below compares the Compensation Actually Paid to the CEO and other NEOs, respectively, to Linde’s Net Income in each year of the disclosure period. The reported Net Income amounts are GAAP amounts from Linde’s Consolidated Statements of Income. The compensation actually paid to the CEO and other NEOs is aligned with the Company’s Net Income over the period presented because the Company’s Net Income comprises 55% of the financial performance goal under the Company’s annual variable compensation program.

*For 2022, total amounts of Compensation Actually paid to both Mr. Angel and Mr. Lamba are included as both served as CEO for a portion of the year.

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 Linde plc

Executive Compensation Matters Pay versus Performance

Relationship of Compensation Actually Paid and Linde
After-Tax
Return on Capital, by Year
The graph below compares the Compensation Actually Paid to the CEO and other NEOs, respectively, to Linde’s adjusted after-tax
Return on Capital in each year of the disclosure period. Adjusted after-tax
return on capital is a
non-GAAP
measure. For definition and reconciliation, please see Appendix to the Investor Teleconference Presentations Fourth Quarter 2023, 2022, 2021, and 2020. While the Company uses numerous financial and non-financial
performance measures for the purpose of evaluating performance under the Company’s compensation programs, the Company has determined that adjusted after-tax
return on capital is the financial performance measure that, in the Company’s assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the table) used by the Company to link compensation actually paid to the NEOs, for the most recently completed fiscal year, to Company performance. The Company utilizes adjusted after-tax
return on capital when setting goals for the
ROC-measured
PSUs that are awarded to the NEOs.

*For 2022, total amounts of Compensation Actually Paid to both Mr. Angel and Mr. Lamba are included as both served as CEO for a portion of the year.

Linde plc
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Executive Compensation Matters CEO Pay Ratio

CEO Pay Ratio

The Company calculated the ratio of the annual total compensation of its CEO to that of its median employee as required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and related SEC rules.

As permitted by Instruction 2 of Item 402(u) of Regulation S-K, the applicable SEC rule, the Company calculated the Pay Ratio using the same median employee who was first identified as the median employee for the 2022 Pay Ratio disclosure. Consistent with the applicable SEC rule, which allows for the identification of the median employee once every three years as long as there were no changes to the employee population or employee compensation arrangements that the Company reasonably believes would create a significant change to the prior year’s Pay Ratio disclosure, the Company calculated the 2023 annual compensation for the median employee who was first identified in 2022. The Company reviewed changes in the employee population and compensation arrangements and determined that there were no material changes that would require the identification of a new median employee for 2023. The same median employee who was used for the 2022 Pay Ratio disclosure was used again for 2023.

The Company calculated 2023 annual total compensation for both the median employee and the CEO in accordance with SEC rules to arrive at the Pay Ratio. The median employee’s 2023 annual total compensation was $49,230 and the CEO’s 2023 annual total compensation was $19,200,255 resulting in a 2023 Pay Ratio of 390:1.

When first identifying the median employee for the 2022 Pay Ratio disclosure, the Company gathered information for its entire employee population as of December 31, 2022. The Company then chose a consistently applied compensation measure (“CACM”) of ‘base pay’ to determine its median employee. Base pay is made up of base salary, base wages, and scheduled overtime pay. For the analysis, each employee’s scheduled work hours were used as a reasonable estimate for actual hours worked during 2022 and applied to their base pay rate, therein capturing part-time and non-standard work arrangements. The results were converted to U.S. dollars at the average exchange rate from January 1 through December 31, 2022. Base pay was annualized only for those who began work with the Company during 2022.

The Company excluded all its employees in certain countries under the “De Minimis Exemption” as permitted by SEC rules. This excluded population of employees, detailed in the table below, totaled 3,308 of the Company’s entire employee population (as defined by the Pay Ratio rule) of 66,261 as of December 31, 2022, or 4.99%.

SEC rules for identifying the median employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to use a variety of methodologies, exclusions, assumptions and reasonable estimates. As a result, the pay ratios reported above may not be comparable to the pay ratio disclosures made by other companies.

Countries Excluded Under “De Minimis Exemption”

Country	Number of Employees	Country	Number of Employees	Country	Number of Employees

Algeria	538	Kenya	67	Sri Lanka	65

Bangladesh	299	Malawi	45	Swaziland	31

Botswana	41	Pap. New Guinea	82	Tunisia	49

Bulgaria	40	Paraguay	61	Turkey	273

Colombia	248	Philippines	342	Ukraine	120

Cyprus	39	Portugal	611	Vietnam	34

Dominican Rep.	39	Serbia	54	Zambia	87

Indonesia	143

88 | Linde plc

Proposal 3: Advisory and Non-Binding Vote on Named Executive Officer Compensation

Proposal 3: Advisory and Non-Binding Vote on Named Executive Officer Compensation

This proposal is an advisory and non-binding shareholder vote on the compensation of the named executive officers (“NEOs”) required under SEC rules. This advisory vote, commonly known as “Say-on-Pay,” provides the Company’s shareholders an opportunity to express their views on the overall compensation of the NEOs and the Company’s related compensation philosophy, policies and practices.

Unless the Board determines otherwise, this advisory vote will be held annually and, therefore, you are asked to vote upon this proposal that will be presented at the 2024 Annual General Meeting.

This proposal is not intended to address any specific NEO compensation item or issue. However, the Board of Directors and its Human Capital Committee value shareholders’ opinions on this matter and, if there is any significant vote against this proposal, will seek to understand why such a vote was cast, and will consider shareholders’ concerns in evaluating whether any actions are appropriate to address those concerns. The Board recommends that you approve this proposal because the Company’s executive compensation program focuses on motivating performance to effectively build shareholder value. The Board believes that the executive compensation program will continue to be instrumental in driving the Company’s strong business results.

The Human Capital Committee has established the following objectives for Linde’s executive compensation program:

•	attract and retain executive talent;
•	motivate executives to deliver strong business results in line with shareholder expectations;
•	build and support a sustainable performance-driven culture; and
•	encourage executives to own stock, aligning their interests with those of shareholders.

As required under Irish law, the resolution in respect of Proposal 3 is an ordinary resolution that requires the affirmative vote of a simple majority of the votes cast.

The text of the resolution in respect of Proposal 3 is as follows:

“Resolved, that the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement for the 2024 Annual General Meeting of Shareholders, including the compensation tables, the Compensation Discussion and Analysis and any related narrative disclosures, is hereby approved.”

The Board recommends that you vote “FOR” the approval, on an advisory and non-binding basis, of the compensation of the Company’s named executive officers, as disclosed in this proxy statement.

Linde plc | 89

Proposal 4: Determination of Price Range for Re-allotment of Treasury Shares

Proposal 4: Determination of Price Range for Re-allotment of Treasury Shares

The Company’s open-market share repurchases and other share buyback activities result in some of its ordinary shares being returned and held as treasury shares. These treasury shares are used, in part, to issue shares in connection with director and employee stock grants, such as stock options, performance share units, restricted stock and the like. Under Irish law, the shareholders must authorise the price range at which Linde plc may re-allot any shares held in treasury as newly re-allotted shares of Linde plc. In this proposal, that price range is expressed as a percentage of the minimum and maximum of the closing market price on the day preceding the day on which the relevant share is re-allotted. Irish law requires that this authorisation be renewed by Linde’s shareholders every 18 months, and therefore this will continue to be proposed at subsequent annual general meetings.

The authority being sought from the shareholders provides that the minimum and maximum prices at which a treasury share may be re-allotted are 95% (or nominal value where the re-allotment of treasury shares is required to satisfy an obligation under any compensation program (including any share scheme or option scheme)) and 120%, respectively, of the closing market price of the ordinary shares on the Nasdaq Stock Exchange the day preceding the day on which the relevant share is re-allotted, except as described below. Any re-allotment of treasury shares will only be at price levels that the Company considers to be in the best interests of its shareholders.

As required under Irish law, the resolution in respect of Proposal 4 is a special resolution that requires the affirmative vote of at least 75% of the votes cast. The text of the resolution in respect of Proposal 4 is as follows:

“As a special resolution, that, for the purposes of section 1078 of the Irish Companies Act 2014 (the “Act”), the re-allotment price range at which any treasury shares (as defined by section 106 of the Act) (“treasury shares”) for the time being held by Linde plc may be re-allotted shall be as follows:

1.

the maximum price at which a treasury share may be re-allotted shall not be more than 120% of the closing price on the Nasdaq Stock Exchange on the day preceding the day on which the relevant share is re-allotted by Linde plc;

2.

the minimum price at which a treasury share may be re-allotted shall be the nominal value of the share where such a share is required to satisfy an obligation under any compensation program (including any share scheme or option scheme) operated by Linde plc or, in all other cases, not less than 95% of the closing price on the Nasdaq Stock Exchange on the day preceeding the day on which the relevant share is re-allotted by Linde plc.

3.

the re-allotment price range as determined by paragraphs (a) and (b) shall expire 18 months from the date of the passing of this resolution, unless previously varied, revoked or renewed in accordance with the provisions of Section 109 and/or 1078 of the Irish Companies Act 2014.”

The Board recommends that you vote “FOR” the determination of the price range at which the Company can re-allot shares that it acquires as treasury shares under Irish law.

90 | Linde plc

Information on Share Ownership

Information on Share Ownership

Principal Holders

To the Company’s knowledge, the only beneficial owners of more than 5% of Linde’s Ordinary Shares are the following:

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned		Percent of Shares Outstanding(d)

The Vanguard Group, 100 Vanguard Blvd., Malvern, PA 19355	44,269,863	(a)	9.21%

BlackRock, Inc., 55 East 52nd Street, New York, NY 10055	35,119,116	(b)	7.31%

The Capital Group Companies, Inc., Los Angeles, CA	33,872,847	(c)	7.00%

(a)

Holdings as of December 29, 2023, as reported in SEC Schedules 13G filed by the Vanguard Group. According to its Schedule 13G, Vanguard and certain of its affiliates had no sole voting power, shared voting power as to 608,245 shares, shared dispositive power as to 2,050,064 shares, and sole dispositive power as to 42,219,799 shares.

(b)

Holdings as of December 31, 2023, as reported in SEC Schedules 13G filed by the BlackRock Inc. According to its Schedule 13G, BlackRock and certain of its affiliates had sole voting power as to 31,962,479 shares, shared voting power as to 0 shares, shared dispositive power as to 0 shares, and sole dispositive power as to 35,119,116 shares.

(c)	According to a Form TR-1 provided to the Company, on November 30, 2023 The Capital Group Companies, Inc. and certain of its subsidiaries had voting power as to 33,872,847 shares.
(d)	Based on 480,716,321 total shares outstanding on April 1, 2024 excluding shares held for the account of Linde.

Linde plc | 91

Information on Share Ownership

Executive Officers and Directors

The table below sets forth the beneficial ownership of Linde’s Ordinary Shares as of April 1, 2024, by each director and certain executive officers. No director or executive officer of Linde beneficially owned more than 1% of Linde’s ordinary shares, and directors and executive officers of Linde as a group (18 persons) beneficially owned approximately 0.6% of the outstanding shares as of that date.

		Shares Beneficially Owned and Other Equity Interests
Name	Position	Ordinary Shares	Stock Units(1)	Total	Stock Options(2)

Stephen F. Angel	Chairman of the Board	628,034	325,071	953,105	1,135,260

Sanjiv Lamba	Chief Executive Officer	68,276	13,624	81,900	146,098

Matthew J. White	Executive Vice President - Chief Financial Officer	70,513	6,846	77,359	283,841

Sean Durbin	Executive Vice President - EMEA	8,151	3,315	11,466	57,856

John Panikar	Executive Vice President - APAC	29,427	3,199	32,626	44,822

Guillermo Bichara	Executive Vice President - Chief Legal Officer	29,853	3,944	33,797	86,658

Prof. Dr. Ann-Kristin Achleitner	Director	4,013	477	4,490	—

Dr. Thomas Enders	Director	12,664	477	13,141	—

Hugh Grant	Director	599	477	1,076	—

Joe Kaeser	Director	2,177	477	2,654	—

Dr. Victoria E. Ossadnik	Director	2,883	477	3,360	—

Paula Rosput Reynolds (3)	Director	133	477	610	—

Alberto Weisser	Director	1,180	477	1,657	—

Robert L. Wood	Director	16,883	2,808	19,691	—

Total		874,786	362,146	1,236,932	1,754,535

Directors, Nominees and Executive Officers as a group	18 persons	937,623	368,764	1,306,387	1,902,166

(1)

Includes Deferred Stock Units and/or Restricted Stock Units held. Deferred Stock Units are stock price-based units into which deferred compensation has been invested pursuant to the deferred compensation plans for management and for non-employee directors. Restricted Stock Units are stock price-based units granted as long term incentive awards to management and as equity compensation to non-employee directors. Holders have no voting rights with respect to either Deferred Stock Units or Restricted Stock Units. The value of Deferred Stock Units and Restricted Stock Units varies with the price of Linde’s ordinary shares and, at the end of the deferral period or the restriction period, the units are payable in Linde ordinary shares on a one-for-one basis.

(2)	Represents shares that may be acquired upon exercise of options exercisable within 60 days of April 1, 2024.
(3)	Ms. Reynolds was elected to the Board effective February 27, 2024

92 | Linde plc

Information About the Annual General Meeting and Voting General Information

Information About the Annual General Meeting and Voting

This Proxy Statement is furnished to shareholders of Linde plc in connection with the solicitation of proxies for the Annual General Meeting (“AGM”) of Shareholders to be held at The Balmoral, 1 Princes Street, Edinburgh, Scotland, EH2 2EQ, United Kingdom at 1:00 PM local time (8:00 AM Eastern Daylight Time in the U.S.) or any adjournment or postponement thereof.

Shareholders may, by technological means, participate in the 2024 Annual General Meeting in Ireland in accordance with section 176 of the Irish Companies Act 2014 by attending the offices of Arthur Cox LLP, Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland at the time of the meeting. This Proxy Statement and a form of proxy are being distributed to shareholders on or about April 29, 2024. Proxies are being solicited on behalf of the Board of Directors of Linde.

General Information

Availability of Annual Report and Proxy Statement On-Line

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on July 30, 2024:

This 2024 Notice of Annual General Meeting and Proxy Statement, the 2023 Form 10-K and Annual Report, the Irish financial statements together with copies of any other documentation relating to the 2024 Annual General Meeting, including forms of proxy, are available on the Linde website, www.linde.com as set forth below:

2024 Notice of Annual General Meeting and Proxy Statement:

https://linde.com/investors/proxystatement

2023 Form 10-K and Annual Report to Shareholders:

https://linde.com/investors/annualreport

2023 Irish Financial Statements:

https://linde.com/investors/irishfinancials

As allowed by SEC rules, Linde is sending to most shareholders by mail a notice informing them that they can access and download this 2024 Proxy Statement, the 2023 Form 10-K and Annual Report

and the Irish financial statements on the internet at the websites noted above, rather than sending printed copies. If you have received printed copies in the mail, rather than the notice of internet availability, it is likely that this occurred because either: (1) you have specifically requested printed copies this year or previously, or (2) Linde has voluntarily sent you printed copies.

If you are receiving printed copies, you can save Linde future postage and printing expense by consenting to receive future annual reports, meeting notices, and proxy statements on-line on the internet. Most shareholders can elect to view future proxy statements and annual reports over the internet instead of receiving paper copies in the mail. This will help with Linde’s overall sustainability efforts by reducing paper usage. You will be given the opportunity to consent to future internet delivery when you vote your proxy. For some shareholders, this option is only available if they vote by internet. If you are not given an opportunity to consent to internet delivery when you vote your proxy, contact the bank, broker or other holder of record through which you hold your shares and inquire about the availability of that option for you.

Linde plc | 93

Information About the Annual General Meeting and Voting General Information

If you consent, your account will be so noted and, when Linde’s 2024 Form 10-K and Annual Report, the Irish financial statements, meeting notice, and the proxy statement for the 2025 annual general meeting of shareholders become available, you will be notified on how to access them on the internet. Any prior consent you have given will remain in effect until specifically revoked by you in the manner specified by the bank or broker that manages your account. If you do consent to receive your Linde materials via the internet, you can still request paper copies by contacting the bank or broker that manages your account or, if you are a shareholder of record, you may contact the Company through its stock transfer agent, Computershare Investor Services (“Computershare”) 462 South 4th Street, Suite 1600, Louisville, KY, 40202 USA. Computershare can also be reached by telephone Toll Free at 1-866-201-5090 (U.S., Canada and Puerto Rico) or 1-781-575-2553 outside the United States or online at www.computershare.com/investor.

Shareholders Sharing an Address

If you share an address with another shareholder, you may receive only one notice of internet availability, or one set of printed proxy materials (including this Proxy Statement and the 2023 Form 10-K and Annual Report to shareholders) unless you have provided contrary instructions. If you wish to receive a separate notice of internet availability or set of proxy materials now or in the future, you may contact the bank or broker that manages your account or, if you are a shareholder of record, you may contact Computershare at the address cited above. Similarly, if you share an address with another shareholder and have received multiple copies of the notice of internet availability or proxy materials, you may contact the bank or broker that manages your account or, if you are a shareholder of record, you may contact Computershare at the above address to request delivery of only a single copy of these materials to your household.

Proxy and Voting Procedures

Who are the Shareholders Entitled to Vote at this Meeting?

Shareholders of record as of April 26, 2024 will be entitled to attend, speak, ask questions and vote at the Annual General Meeting. As of the close of business on April 26, 2024 (the record date for notice of the Annual General Meeting), a total of 480,716,321 Linde ordinary shares were outstanding and entitled to vote. Each ordinary share entitles the holder to one vote.

How do I Submit My Vote by Means of a Proxy?

Your vote is important. Because many shareholders cannot attend the Annual General Meeting in person, it is necessary that a large number be represented by proxy. Most shareholders have a choice of voting over the internet, by using a toll-free telephone number, or by completing a proxy card or voting instruction card, as described below.

Vote on the internet. If you have internet access, you may access the Proxy Statement, 2023 Form 10-K, Annual Report and Irish financial statements and submit your proxy or voting instructions by following the instructions provided in the notice of internet availability, or if you received printed proxy materials, by following the instructions provided with your proxy materials and on your proxy card or voting instruction card. If you vote on the internet, you can also request electronic delivery of future proxy materials.

Vote by telephone. You can also vote by telephone by following the instructions provided on the internet voting site, or if you received printed proxy materials, by following the instructions provided with your proxy materials

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and on your proxy card or voting instruction card. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded.

Vote by Mail. If you received printed proxy materials by mail, you may choose to vote by mail by marking your proxy card or voting instruction card, dating and signing it, and returning it in the postage-paid envelope provided. Alternatively, Shareholders may submit a form of proxy in writing that is compliant with the Irish Companies Act 2014 to Computershare Investor Services (Ireland) Limited, 3100 Lake Drive, Citywest Business Campus, Dublin 24, D24 AK82, Ireland (Ref: Linde plc 2024 AGM). To be valid, the form of proxy must be received by not later than 11:59 p.m. on July 29, 2024. Shareholders who wish to submit a form of proxy that is in compliance with the Irish Companies Act 2014 by electronic means may do so up to the same deadline by submitting to usservices@computershare.ie.

How are the Proxies Voted?

All shares entitled to vote and represented by a properly completed proxy (either by internet, telephone or mail) will be voted at the Annual General Meeting as indicated on the proxy unless earlier revoked by you. If no instructions are indicated for a matter on an otherwise properly completed proxy from a shareholder of record, the shares represented by that proxy will be voted on that matter as recommended by the Board of Directors. See also the vote counting rules below. Execution of the proxy also confers discretionary authority on the proxy holders to vote your shares on other matters that may properly come before the Annual General Meeting.

How Can I Revoke my Proxy?

You may revoke your proxy at any time before it is voted by filing with Linde’s Company Secretary a written revocation, by timely delivery of a properly completed, later-dated proxy (including by internet or telephone), or by voting in person at the Annual General Meeting.

May I Still Vote at the Annual General Meeting Even if I Have Submitted a Proxy?

The method by which you vote will in no way limit your right to vote at the Annual General Meeting if you later decide to attend in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record, to be able to vote at the Annual General Meeting. See “Attending the Annual General Meeting” below for attendance requirements and directions to the Annual General Meeting.

What is the Necessary Quorum to Transact Business at the Annual General Meeting?

The presence, in person or by proxy, of two or more shareholders of record holding a majority of the ordinary shares entitled to vote shall constitute a quorum. The shares represented by abstentions and broker non-votes on filed proxies and ballots will be considered present for quorum purposes (for an explanation of “broker non-votes,” see the vote counting rules below).

How are the Votes Counted for Each Item of Business?

If you are a shareholder of record and submit a proxy (whether by internet, telephone or mail) without specifying a choice on any given matter to be considered at this Annual General Meeting, the proxy holders will vote your shares according to the Board’s recommendation on that matter.

If you hold your shares in a brokerage account:

With respect to Proposal 1 (Re-appointment of Directors), your broker is not entitled to vote your shares on this matter if no instructions are received from you. If your broker does not vote (a “broker non-vote”), this is not considered a vote cast and, therefore, will have no effect on the election of directors. Abstentions also will have no effect on the election of directors.

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Information About the Annual General Meeting and Voting General Information

With respect to Proposals 2a and 2b (Non-Binding Ratification of Appointment of Independent Auditor and Authorization of the Board to Determine its Remuneration), your broker is entitled to vote your shares on this proposal if no instructions are received from you. A vote to “abstain” will have the effect of a vote against this proposal for Nasdaq rule purposes.

With respect to Proposal 3 (Advisory and Non-Binding Vote on Named Executive Officer Compensation), your broker is not entitled to vote your shares on this proposal if no instructions are received from you. Broker non-votes are not considered shares entitled to vote on this proposal and, therefore, will have no effect on the vote on this proposal. However, a vote to “abstain” will have the effect of a vote against this proposal for Nasdaq rule purposes.

With respect to Proposal 4, (Determination of Price Range for Re-allotment of Treasury Shares), your broker is entitled to vote your shares on this proposal if no instructions are received from you. A vote to “abstain” will have the effect of a vote against this proposal for Nasdaq rule purposes.

If you hold your shares in the Linde Retirement Savings Plan or the Savings Program for Employees of Praxair Puerto Rico, and if the plan trustee receives no voting instructions from you, then, under the applicable plan trust agreement, the plan trustee will: (i) vote your shares in the same proportion on each matter as it votes the shares for which it has received instructions under the Linde Retirement Savings Plan, and (ii) not vote your shares under the Savings Program for Employees of Praxair Puerto Rico Plan.

Attending the Annual General Meeting

Admission Requirements

You may attend the Annual General Meeting whether or not you want to vote your shares at the Annual General Meeting or by proxy. However, only shareholders and the invited guests of Linde will be granted admission to the Annual General Meeting. To assure admittance:

• If you hold ordinary shares of Linde through a broker, bank or other nominee, please bring a copy of your broker, bank or nominee statement evidencing your ownership of Linde ordinary shares as of the April 26, 2024 voting record date;

• Please bring a photo ID if you hold shares of record as of April 26, 2024, including shares in certificate or book entry form or in the Linde plc Direct Stock Purchase and Dividend Reinvestment Plan;

• Please bring your Linde ID if you are an employee.

Please note that, if the Company determines that it is not possible or advisable to hold the Annual General Meeting in person in the usual way, Linde will announce alternative arrangements for the meeting, which may include a change in date or time of the meeting, a change in the meeting location and/or holding the meeting primarily by means of remote electronic communication. Linde will announce any such change and the details on how to participate by press release, which will be available on Linde’s website at www.linde.com/news-and-media and filed with the Securities and Exchange Commission as additional proxy materials. If you are planning to attend the meeting, please check the website prior to the meeting date.

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Directions

Directions to the location for the Annual General Meeting are available at www.linde.com in the Investors/Annual General Meeting section, or you may contact Linde as noted below.

Questions

For Questions Regarding:	Contact:

Annual General Meeting	Linde Investor Relations, (203) 837-2210 or 49-89-35757-1332

Stock Ownership for Shareholders of Record

Computershare

Email: web.queries@computershare.com

Website: www.computershare.com/investor

Call:

-   Toll Free 1-866-201-5090 (U.S., Canada and Puerto Rico)

-   Outside the U.S.: 1-781-575-2553

-   Investment Services Representatives are available Monday through Friday, from 8:00 a.m. to 6:00 p.m. Eastern Time

-   Interactive automated voice response system is available 24 hours a day, 7 days a week

Written Requests:

Computershare

462 South 4th Street, Suite 1600

Louisville, KY, 40202

Stock Ownership for Beneficial Holders	Your bank, broker or nominee

Other Business

Linde knows of no other business that will be considered for action at the Annual General Meeting. If any other business calling for a vote of shareholders is properly presented at the meeting, the proxy holders will have the discretion to vote your shares in accordance with their best judgment.

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Miscellaneous

Shareholder Proposals, Director Nominations and Other Business for the 2025 Annual General Meeting

SEC Rule 14a-8: In order to be included in Linde’s proxy statement and form of proxy for Linde’s 2025 Annual General Meeting of shareholders, a shareholder proposal must be received in writing at Linde’s principal executive offices on or before January 2, 2025, unless the date of the 2025 Annual General Meeting of shareholders has been changed by more than 30 calendar days from the anniversary of the 2024 Annual General Meeting. In that case, Linde must include in the proxy statement for its 2025 Annual General Meeting any shareholder proposals pursuant to Rule 14a-8 under the Exchange Act that it receives a reasonable time before it begins to print and send its proxy materials.

Proxy Access: Under Linde’s Constitution, a shareholder or a group of up to 20 shareholders owning shares representing at least 3% of Linde’s ordinary shares continuously for at least three years, is eligible to nominate and include in the Company’s Proxy Statement their own Director nominee(s) constituting up to 20% of the total number of Directors then serving on the Board (with a minimum of up to two Director nominees), provided that the shareholder(s) and the nominee(s) satisfy the Proxy Access requirements in Linde’s Constitution.

Notice of Director nominees must include the information required under Linde’s Constitution and must be received by the Company’s Secretary at its principal executive offices no earlier than the close of business on November 30, 2024 and no later than the close of business on December 30, 2024, unless the date of the 2025 Annual General Meeting of shareholders has been scheduled to be held more than 30 calendar days from the anniversary of the distribution date of this proxy statement. In that case, such notice must be received by Linde’s Company Secretary no earlier than the close of business on the 180th calendar day before the date of the 2025 Annual General Meeting of shareholders and no later than the close of business on the later of (i) the 150th calendar day before the date of the 2025 Annual General Meeting of shareholders and (ii) the 10th calendar day following the date on which public announcement of the date of the 2025 Annual General Meeting of shareholders is first made.

Advance Notice Provisions: To be considered timely under the advance notice provisions of the Company’s Constitution, notice of any other shareholder proposal or nomination notice (including notice pursuant to Rule 14a-19(b)) not submitted for inclusion in the Company’s proxy statement pursuant to the proxy access provisions of the Company’s Constitution or Rule 14a-8 under the Exchange Act, must be given to the Company Secretary in writing at the principal executive offices of the Company and received no earlier than May 1, 2025 and no later than the close of business on May 31, 2025. This applies unless the date of the 2025 Annual General Meeting of shareholders has been advanced by more than 30 calendar days or delayed by more than 60 calendar days from the anniversary of the 2024 Annual General Meeting. In that case, such notice must be received by Linde’s Company Secretary no earlier than the close of business on the 90th calendar day before the date of the 2025 Annual General Meeting of shareholders and no later than the close of business on the later of (i) the 60th calendar day before the date of the 2025 Annual General Meeting of shareholders and (ii) the 10th calendar day following the date on which the notice of the meeting is sent or public disclosure of the date of the meeting is made by the Company, whichever event in this clause (ii) occurs first.

Shareholder proposals, director nominations or related written notices must be delivered to the Company Secretary, Linde plc, Forge, 43 Church Street West, Woking, Surrey GU21 6HT United Kingdom.

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Annual Reports

Shareholders of record at close of business on April 26, 2024 should have received either (1) a notice that Linde’s 2023 Form 10-K and Annual Report to Shareholders and 2023 Irish financial statements are available on the internet or (2) a printed copy of this Proxy Statement and the 2023 Form 10-K and Annual Report to Shareholders. If you have received a printed copy of this Proxy Statement without the 2023 Form 10-K and Annual Report to Shareholders, please contact Investor Relations at the address below and a copy will be sent to you.

A copy of Linde’s Annual Report on Form 10-K for the Fiscal Year Ended December 31, 2023 and 2023 Irish financial statements are available to each holder or beneficial owner of Linde’s ordinary shares as of April 26, 2024. These will be furnished without charge upon written request to the Investor Relations Department, Linde plc, Forge, 43 Church Street West, Woking, Surrey GU21 6HT United Kingdom. You may also call 001-203-837-2210 or 49-89-35757-1332.

Cost of Proxy Solicitation

The entire cost of soliciting proxies will be borne by Linde including the expense of preparing, printing and mailing this Proxy Statement. Solicitation costs include payments to brokerage firms and others for forwarding solicitation materials to beneficial owners of Linde’s stock and reimbursement of out-of-pocket costs incurred for any follow up mailings. Linde also has engaged Morrow Sodali LLC to assist in the solicitation of proxies from shareholders at a fee of $11,000 plus reimbursement of out-of-pocket expenses. In addition to use of the mail, proxies may be solicited personally or by telephone by employees of Linde without additional compensation, as well as by employees of Morrow Sodali LLC.

April 29, 2024

You are Urged to Promptly Complete and Submit Your Proxy

Linde plc | 99

Be Linde.
Be Limitless.
Be What's Next

At Linde we measure success by more than our consistent financial performance. We uphold our core values of Safety, Accountability, Integrity, Community and Inclusion. These values are non-negotiable and shape our daily behaviors, enabling us to deliver continued success. This makes Linde a company for all seasons.

Safety remains Linde's highest priority and extends beyond the workplace, as we prioritize the safety of all stakeholders and their communities. We also support the communities in which we operate through our charitable and employee volunteerism programs. Our efforts not only enrich these communities but also contribute to the long-term improvement of our world, with over 300,000 people benefiting from more than 600 Linde engagement activities across the globe last year alone.

As an organization, we believe in a strong culture of inclusion that encourages diversity of thought. This culture helps to provide limitless opportunities for more than 66,000 employees to make an impact and advance their personal development.

Be Linde. Be Limitless.

Linde plc
Forge, 43 Church Street West, Woking, Surrey, GU21 6HT, United Kingdom
10 Riverview Drive, Danbury, Connecticut 06810, USA
www.linde.com

Making our world more productive

LINDE PLC FORGE 43 CHURCH STREET WEST WOKING, SURREY GU21 6HT UNITED KINGDOM SCAN TO VIEW MATERIALS & VOTE IF YOU WISH TO VOTE BY INTERNET OR TELEPHONE, PLEASE READ THE INSTRUCTIONS BELOW PROXY VOTING INSTRUCTIONS VOTE BY INTERNET—www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on July 29, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on July 29, 2024. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V50864-P12128-Z87543 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY LINDE PLC BY MARKING THIS CARD, YOU ARE VOTING ALL OF THE LINDE PLC ORDINARY SHARES HELD OF RECORD AND THOSE HELD IN THE SAVINGS PLAN(S). The Board of Directors recommends a vote “FOR” the nominees listed below. 1. Election of Directors. The Board of Directors recommends that you vote “FOR” For Against Abstain PROPOSALS 2a and 2b, 3, and 4. For Against Abstain Nominees: 2a. To ratify, on an advisory and non-binding basis, the 1a. Stephen F. Angel appointment of PricewaterhouseCoopers (“PWC”) as the independent auditor. 1b. Sanjiv Lamba 2b. To authorize, in a binding vote, the Board, acting through the Audit Committee, to determine PWC’s remuneration. 3. To approve, on an advisory and non-binding basis, the 1c. Prof. DDr. Ann-Kristin Achleitner compensation of Linde plc’s Named Executive Officers, as disclosed in the 2024 Proxy statement. 1d. Dr. Thomas Enders 4. To determine the price range at which Linde plc can re-allot shares that it acquires as treasury shares under Irish law. 1e. Hugh Grant In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or 1f. Joe Kaeser postponement thereof. 1g. Dr. Victoria Ossadnik 1h. Paula Rosput Reynolds 1i. Alberto Weisser 1j. Robert L. Wood Please sign name exactly as it appears on this card. Joint owners should each sign. Attorneys, trustees, executors, administrators, custodians, guardians or corporate officers should give full title. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

ANNUAL GENERAL MEETING OF SHAREHOLDERS — JULY 30, 2024 AT 1:00 P.M., LOCAL TIME THE BALMORAL, 1 PRINCES ST, EDINBURGH, SCOTLAND, EH2 2EQ, UNITED KINGDOM IF YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE NOTE: * Only shareholders, and the invited guests of Linde plc, will be granted admission to the Annual General Meeting. * To assure admittance: – If you hold Linde plc ordinary shares through a broker, bank or other nominee, please bring a copy of your broker, bank or nominee statement evidencing your ownership of Linde plc ordinary shares as of the April 26, 2024, record date – Please bring a photo ID, if you hold shares of record as of April 26, 2024, including shares in certificate or book form or in the Linde plc Dividend Reinvestment and Stock Purchase Plan (“DRISP”) – Please bring your employee ID if you are an employee shareholder * The Annual General Meeting will start promptly at 1:00 P.M., local time, on Tuesday, July 30, 2024. * Shareholders may, by technological means, participate in the Annual General Meeting in Ireland in accordance with section 176 of the Irish Companies Act 2014 by attending the offices of Arthur Cox LLP, Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland at the time of meeting. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL GENERAL MEETING TO BE HELD ON JULY 30, 2024: THE PROXY STATEMENT, THE 2023 FORM 10-K AND ANNUAL REPORT TO SHAREHOLDERS AND THE 2023 IRISH FINANCIAL STATEMENTS ARE NOW AVAILABLE FOR VIEWING AND DOWNLOADING AT: 2024 Notice of Annual General Meeting and Proxy Statement: https://linde.com/investors/proxystatement 2023 Form 10-K and Annual Report: https://linde.com/investors/annualreport 2023 Irish Financial Statements: https://linde.com/investors/irishfinancials V50865-P12128-Z87543 Linde PROXY/VOTING INSTRUCTION CARD This proxy is solicited on behalf of the Board of Directors of Linde plc for the Annual General Meeting of Shareholders on July 30, 2024 I (we) hereby authorize Matthew J. White and Guillermo Bichara, or either of them, and each with the power to appoint his substitute, to vote as Proxy for me (us) at the Annual General Meeting of Shareholders of Linde plc to be held at The Balmoral, 1 Princes St, Edinburgh, Scotland, EH2 2EQ, United Kingdom, on July 30, 2024 at 1:00 P.M., local time, or any adjournment or postponement thereof, the number of ordinary shares of Linde plc which I (we) would be entitled to vote if personally present. The proxies shall vote such shares as directed on the reverse side of this card and the proxies are authorized to vote in their discretion upon such other business as may properly come before the Annual General Meeting and any adjournments or postponements thereof. I (we) revoke all proxies heretofore given to vote at the Annual General Meeting. If I (we) properly sign and return this proxy card, the shares will be voted as I (we) specify on each Proposal. If I (we) do not specify a choice on one or more Proposals, the proxies will vote the shares as the Board of Directors recommends on each such Proposal. For Participants in the Linde Retirement Savings Plan and the Savings Program for Employees of Praxair Puerto Rico BV and its Participating Subsidiary Companies: As to those Linde plc ordinary shares, if any, that are held for me in the aforementioned Savings Plans, I instruct the Trustee of the applicable Savings Plan to vote my shares as I have directed on the reverse side of this proxy card. Where I do not specify a choice, the shares will be voted in the same proportion as the trustee votes the shares for which it receives instructions. THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED. (Continued, and to be marked, dated and signed, on the other side)